Exhibit 10.1

Published CUSIP Number:

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 15, 2011

among

BALLY TECHNOLOGIES, INC.,

as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and
L/C Issuer,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
and
UNION BANK, N.A.,

as Syndication Agents,

JPMORGAN CHASE BANK, N.A.,
KEYBANK NATIONAL ASSOCIATION

and

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agents

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
WELLS FARGO SECURITIES, LLC,
and
UNION BANK, N.A.,

as Joint Lead Arrangers and Joint Book Managers

i

3.04	Increased Costs; Reserves on Eurodollar Rate Loans	71
3.05	Compensation for Losses	72
3.06	Mitigation Obligations; Replacement of Lenders	73
3.07	Survival	74
ARTICLE IV	CONDITIONS PRECEDENT TO CREDIT EXTENSIONS	74
4.01	Conditions to Closing Date	74
4.02	Conditions of Initial Credit Extension	76
4.03	Conditions to all Credit Extensions	79
ARTICLE V	REPRESENTATIONS AND WARRANTIES	80
5.01	Existence, Qualification and Power	80
5.02	Authorization; No Contravention	80
5.03	Governmental Authorization; Other Consents	80
5.04	Binding Effect	80
5.05	Financial Statements; No Material Adverse Effect	81
5.06	Litigation	81
5.07	No Default	81
5.08	Ownership of Property; Liens; Investments	81
5.09	Environmental Compliance	82
5.10	Insurance	82
5.11	Taxes	82
5.12	ERISA Compliance	82
5.13	Subsidiaries; Equity Interests; Loan Parties	83
5.14	Margin Regulations; Investment Company Act	83
5.15	Disclosure	84
5.16	Compliance with Laws	84
5.17	Intellectual Property; Licenses, Etc	84
5.18	Solvency	84
5.19	Casualty, Etc	85
5.20	Labor Matters	85
5.21	Collateral Documents	85
ARTICLE VI	AFFIRMATIVE COVENANTS	85
6.01	Financial Statements	85

6.02	Certificates; Other Information	86
6.03	Notices	89
6.04	Payment of Obligations	90
6.05	Preservation of Existence, Etc	90
6.06	Maintenance of Properties	90
6.07	Maintenance of Insurance	90
6.08	Compliance with Laws	91
6.09	Books and Records	91
6.10	Inspection Rights	91
6.11	Use of Proceeds	91
6.12	Covenant to Guarantee Obligations and Give Security	91
6.13	Compliance with Environmental Laws	95
6.14	Preparation of Environmental Reports	95
6.15	Further Assurances	96
6.16	Compliance with Terms of Leaseholds	96
6.17	Designation as Senior Debt	96
6.18	Approvals of Pledge of Certain Subsidiary Shares	96
ARTICLE VII	NEGATIVE COVENANTS	97
7.01	Liens	97
7.02	Indebtedness	98
7.03	Investments	100
7.04	Fundamental Changes	102
7.05	Dispositions	102
7.06	Restricted Payments	104
7.07	Change in Nature of Business	104
7.08	Transactions with Affiliates	104
7.09	Burdensome Agreements	105
7.10	Use of Proceeds	105
7.11	Financial Covenants	106
7.12	Capital Expenditures	106
7.13	Accounting Changes	106
7.14	Prepayments, Etc. of Indebtedness	106

ARTICLE VIII	EVENTS OF DEFAULT AND REMEDIES	106
8.01	Events of Default	106
8.02	Remedies upon Event of Default	109
8.03	Application of Funds	109
ARTICLE IX	ADMINISTRATIVE AGENT	110
9.01	Appointment and Authority	110
9.02	Rights as a Lender	111
9.03	Exculpatory Provisions	111
9.04	Reliance by Administrative Agent	112
9.05	Delegation of Duties	112
9.06	Resignation of Administrative Agent	112
9.07	Non-Reliance on Administrative Agent and Other Lenders	113
9.08	No Other Duties, Etc	114
9.09	Administrative Agent May File Proofs of Claim	114
9.10	Collateral and Guaranty Matters	115
9.11	Secured Cash Management Agreements and Secured Hedge Agreements	115
ARTICLE X	MISCELLANEOUS	116
10.01	Amendments, Etc	116
10.02	Notices; Effectiveness; Electronic Communications	118
10.03	No Waiver; Cumulative Remedies; Enforcement	120
10.04	Expenses; Indemnity; Damage Waiver	121
10.05	Payments Set Aside	122
10.06	Successors and Assigns	123
10.07	Treatment of Certain Information; Confidentiality	128
10.08	Right of Setoff	129
10.09	Interest Rate Limitation	129
10.10	Counterparts; Integration; Effectiveness	130
10.11	Survival of Representations and Warranties	130
10.12	Severability	130
10.13	Replacement of Lenders	130
10.14	Governing Law; Jurisdiction; Etc	131
10.15	Waiver of Jury Trial	132

10.16	No Advisory or Fiduciary Responsibility	132
10.17	Electronic Execution of Assignments and Certain Other Documents	133
10.18	USA PATRIOT Act	133
10.19	Time of the Essence	133
10.20	Gaming Boards	133
10.21	Nevada Gaming Collateral	133
10.22	Judgment Currency	133

v

SCHEDULES

2.01	Commitments and Applicable Percentages
4.02(a)	Mortgaged Property
5.03	Required Consents
5.08(b)	Existing Liens
5.08(c)	Real Property
5.08(d)	Leases
5.13	Subsidiaries; Other Equity Investments; Loan Parties
5.17	Intellectual Property
5.20	Labor Matters
6.12	Guarantors
6.18	Gaming Licenses
7.02	Existing Indebtedness
7.03(f)	Existing Investments
7.08	Transactions with Affiliates
7.09	Burdensome Agreements
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS
Form of
A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term A Note
C-2	Revolving Credit Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F	Guaranty
G-1	Borrower Security Agreement
G-2	Subsidiaries Security Agreement
H	Mortgage Amendment
I	Pledge Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of April 15, 2011, among BALLY TECHNOLOGIES, INC., a Nevada corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent, Swing Line Lender and L/C Issuer.

PRELIMINARY STATEMENTS:

The Borrower, various lenders and Bank of America, as administrative agent for such lenders, as swing line lender and as L/C Issuer, are parties to that certain Credit Agreement dated as of September 26, 2008, as the same has been amended prior to the date hereof (as so amended, the “Existing Credit Agreement”).  The Borrower has requested, and the Lenders and the Administrative Agent hereby agree, that the Existing Credit Agreement shall be amended and restated in its entirety.

In consideration of the mutual covenants and agreements herein contained, the parties hereto agree that the Existing Credit Agreement shall be amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01         Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Credit Exposures” means, at any time, in respect of (a) the Term A Facility, the aggregate amount of the Term A Loans outstanding at such time and (b) in respect of the Revolving Credit Facility, the sum of (i) the unused portion of the Revolving Credit Facility at such time and (ii) the Total Revolving Credit Outstandings at such time.

“Agreement” means this Credit Agreement, as the same may be supplemented, modified, amended, restated or extended.

“Agreement Currency” has the meaning specified in Section 10.22.

“Alternative Currency” means each of Australian Dollars, Canadian Dollars, Euros and each other currency (other than Dollars) that is approved in accordance with Section 1.08.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit” means an amount equal to the lesser of the aggregate amount of the Revolving Credit Commitments and $150,000,000.  The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Applicable Fee Rate” means, at any time, in respect of the Revolving Credit Facility, the applicable percentage per annum set forth below determined by reference to the Consolidated Total Leverage Ratio as set forth in (i) prior to the date that a Compliance Certificate shall be required to be delivered pursuant to Section 6.02(b), the certificate delivered by the Borrower pursuant to Section 4.02(a)(vii) and (ii) thereafter, the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Total Leverage Ratio	Applicable Fee Rate
1	> 2.5:1	0.40%
2	< 2.5:1 but ≥ 2.0:1	0.35%
3	< 2.0:1 but ≥ 1.5:1	0.30%
4	< 1.5:1 but ≥ 1.0:1	0.25%
5	< 1.0:1	0.20%

Any increase or decrease in the Applicable Fee Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Revolving Lenders, Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.  Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Fee Rate for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Percentage” means (a) in respect of the Term A Facility, with respect to any Term A Lender at any time, the percentage (carried out to the ninth decimal place) of the Term A Facility represented by (i) on or prior to the Effective Date, such Term Lender’s Term A Commitment at such time and (ii) thereafter, the principal amount of such Term A Lender’s Term A Loans at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time.  If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, in respect of the Term A Facility and the Revolving Credit Facility, the applicable percentage per annum set forth below determined by reference to the Consolidated Total Leverage Ratio as set forth in (i) prior to the date that a Compliance Certificate shall be required to be delivered pursuant to Section 6.02(b), the certificate delivered by the Borrower pursuant to Section 4.02(a)(vii) and (ii) thereafter, the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Total Leverage Ratio	Eurodollar Rate (Letters of Credit)	Base Rate
1	> 2.5:1	2.00%	1.00%
2	< 2.5:1 but ≥ 2.0:1	1.75%	0.75%
3	< 2.0:1 but ≥ 1.5:1	1.50%	0.50%
4	< 1.5:1 but ≥ 1.0:1	1.25%	0.25%
5	< 1.0:1	1.00%	0.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.  Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to either the Term A Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term A Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Union Bank, N.A., in their capacities as joint lead arrangers and joint book managers.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended June 30, 2010, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Australian Dollars” means the lawful currency of Australia.

“Availability Period” means the period from and including the Effective Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Revolving Credit Loan or a Term A Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrower Security Agreement” means that certain Amended and Restated Borrower Security Agreement, dated as of the date hereof and substantially in the form of Exhibit G-1, made by the Borrower, as grantor, in favor of the Administrative Agent and the Lenders.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, or a Term A Borrowing, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, (a) if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market, (b) if such day relates to any interest rate settings as to a Eurodollar Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurodollar Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means a TARGET Day, (c) if such day relates to any interest rate settings as to a Eurodollar Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurodollar Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency; provided that a day on which banks are authorized or required to be closed in California, Nevada or New York shall not be a “Business Day”.

“Canadian Dollar” means the lawful currency of Canada.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations and any transfer of inventory to leased gaming equipment consistent with the Borrower’s historical practices as set forth in the Audited Financial Statements) to the extent classified as a capital expenditure in such Person’s cash flow statement in accordance with GAAP.  For purposes hereof, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment shall be included in Capital Expenditures only to the extent the gross amount of such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time.  Capital Expenditures shall exclude any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation.  Capital Expenditures shall exclude any expenditure made in connection with the closing of an acquisition pursuant to Section 7.03(g) hereof.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable).  “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries that are Loan Parties free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;

(c)           commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

(d)           Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, (i) at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, or (ii) both (x) at the time it entered into a Cash Management Agreement, was a “Lender” or an Affiliate of a “Lender” under the Existing Credit Agreement and (y) as of the Closing Date is a Lender or an Affiliate of a Lender, in any such case, in its capacity as a party to such Cash Management Agreement.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any policy, request, rule, guideline or directive (in each case whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), but excluding (i) any employee benefit plan of such person or its subsidiaries, (ii) any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (iii) any “nominating shareholder group” meeting the applicable eligibility requirements contained in Rule 14a-11(b) under the Exchange Act (or any successor thereto) (the “Proxy Access Rule”), to the extent the Proxy Access Rule becomes effective, including, without limitation, that such nominating shareholder group is not holding any securities of the Borrower with the purpose, or with the effect, of changing control of the Borrower) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b)           a “change of control” or any comparable term under, and as defined in any other Indebtedness in excess of the Threshold Amount shall have occurred.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986 or any successor thereof.

“Collateral” means all of the “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Security Agreements, the Pledge Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term A Commitment or a Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Term A Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated EBITDA” means, at any date of determination, an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (b) any extraordinary loss reflected in such Consolidated Net Income, minus (c) any extraordinary gain reflected in such Consolidated Net Income, plus (d) Consolidated Interest Charges (plus interest income in respect of trade receivables that is deducted from interest expense in determining such Consolidated Interest Charges) for the relevant Measurement Period to the extent deducted in arriving at Consolidated Net Income, plus (e) the aggregate amount of Federal, state, local, and foreign taxes on or measured by income of the Borrower and its Subsidiaries for that period (whether or not payable during that period) to the extent deducted in arriving at Consolidated Net Income, plus (f) depreciation, amortization and all other non-cash expenses for that period (including, without limitation, employee stock based compensation expenses), plus (or minus), without duplication, (g) any extraordinary loss or other non-cash expense (or any extraordinary gain or other non-cash income) resulting from fair value adjustments made pursuant to the application of FASB Accounting Standards Codification 805 (or any successor rule) in connection with earn-out or similar obligations to the extent reflected in such Consolidated Net Income and minus (h) any scheduled earn-out or similar earnings sharing payments in respect of the Borrower’s acquisition of Sightline Payments, LLC or other acquisitions described in clause (ii) of the proviso to the definition of “Consolidated Funded Indebtedness”, provided that in determining Consolidated EBITDA, (i) the results of operations of any Person or assets which have been the subject of a Disposition involving a consideration in excess of $25,000,000 in the aggregate during the relevant Measurement Period shall be excluded, and (ii) the results of operations of any Person or assets acquired by the Borrower and its Subsidiaries during the relevant period for a consideration which is in excess of $25,000,000 in the aggregate shall be included on a pro forma basis.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct and contingent obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (other than commercial letters of credit and bankers’ acceptances incurred to support commercial transactions, bid bonds, payment bonds and performance bonds arising in the ordinary course of business), in each case net of the amount of cash collateral securing such obligations, (d) all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) deferred compensation), (e) all Attributable Indebtedness, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary; provided, that earn-out or similar earnings sharing arrangements in respect of (i) the Borrower’s acquisition of Sightline Payments, LLC or (ii) other acquisitions by the Loan Parties permitted hereunder (subject in the case of this clause (ii) to the approval of the Administrative Agent) shall not be considered to be “Consolidated Funded Indebtedness”.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations to the extent classified as interest expense in accordance with GAAP and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, determined in accordance with GAAP, consistently applied.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Corporate Restructuring” means the ongoing corporate restructuring being undertaken by the Borrower with respect to certain of its wholly-owned foreign Subsidiaries that are not Loan Parties, pursuant to which the ownership structure of such foreign Subsidiaries will be restructured and, subsequent to such restructuring, each foreign wholly-owned Subsidiary will remain a direct or indirect wholly-owned Subsidiary of the Borrower.

“Credit Extension” means each of the following:  (a) a Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans under the Term A Facility plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, in any case unless the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder, (c) has failed, within three Business Days after written request by the Administrative Agent, to confirm in writing a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“Effective Date” means the first date all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 10.01.

“Effective Date Revolver Decrease Amount” has the meaning specified in the definition of “Revolving Credit Facility”.

“Effective Date Term A Decrease Amount” has the meaning specified in the definition of “Term A Facility”.

“Effective Date Term A Loan Amount” has the meaning specified in the definition of “Term A Facility”.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)); provided, that no assignment shall be made to any Person if such assignment would result in a violation of any Gaming Laws or otherwise require the consent or approval of any Gaming Board or Governmental Authority.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate a Plan under Section 4041 of ERISA, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Euro” means the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurodollar Rate” means:

(a)           for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurodollar

Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(b)           for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR with a term equal to one month, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

“Eurodollar Rate Loan” means a Revolving Credit Loan or a Term A Loan that bears interest at a rate based on the Eurodollar Rate.  Eurodollar Rate Loans that are Revolving Credit Loans may be denominated in Dollars or in an Alternative Currency.  Eurodollar Rate Loans that are Term A Loans must be denominated in Dollars.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) or (iii).

“Existing Credit Agreement” has the meaning specified in the recitals hereto.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than (1) proceeds of any Disposition, (2) proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings, (3) proceeds of insurance received in connection with casualty losses that occurred prior to the Effective Date, (4) insurance or condemnation proceeds required to be provided to landlords (or their mortgagees) pursuant to the terms of any lease to which a Loan Party or any Subsidiary thereof is party and (5) casualty insurance proceeds used, or committed to be used, to repair or replace damaged property within 180 days after receipt thereof (or applied to reimburse the Borrower or a Subsidiary for the cost of such repair or replacement)), condemnation awards (and payments in lieu thereof), and indemnity payments.

“Facility” means the Term A Facility or the Revolving Credit Facility, as the context may require.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer).  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Revolving Credit Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Revolving Credit Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Gaming Board” means, collectively, (a) the Nevada Gaming Commission, (b) the Nevada State Gaming Control Board, (b) the Mississippi Gaming Commission, (c) the Mississippi State Tax Commission, (d) the Missouri Gaming Commission, (e) the Louisiana Gaming Control Board, (f) the Michigan Gaming Control Board and (g) any other Governmental Authority that holds regulatory, licensing or permit authority over gambling, gaming, lottery or casino activities conducted by the Borrower or any Subsidiary of the Borrower within its jurisdiction.

“Gaming Laws” means, collectively, The Nevada Gaming Control Act, The Louisiana Draw Poker Devices Control Law, the Mississippi Gaming Control Act and Missouri laws relating to licensed gaming activities, excursion gambling boats and suppliers of gaming equipment and slot machines set forth in Chapter 313 of the Revised Statutes of Missouri, in each case together with the rules and regulations thereunder, pursuant to which any Gaming Board possesses regulatory, licensing or permit authority over gambling, gaming, lottery or casino activities conducted by the Borrower and its Subsidiaries within its jurisdiction.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment or performance of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person

(or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, however, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or reasonable indemnity obligations in effect on the Closing Date or otherwise entered into in the ordinary course of business, including in connection with any acquisition or Disposition of assets or incurrence of Indebtedness or other obligations, in any case to the extent permitted under this Agreement.  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, the Subsidiaries of the Borrower listed on Schedule 6.12 and each other Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12.

“Guaranty” means, collectively, the Amended and Restated Subsidiary Guaranty, dated as of the date hereof, made by the Guarantors in favor of the Secured Parties and substantially in the form of Exhibit F, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Headquarters Property” means the real property located at 6601 South Bermuda Road, Las Vegas, Nevada 89119 more particularly described in Schedule 5.08(c) and the improvements located thereon.

“Hedge Bank” means any Person that, (i) at the time it enters into an interest rate or currency Swap Contract permitted under Article VI or VII, is a Lender or an Affiliate of a Lender, or (ii) both (x) at the time it entered into a Swap Contract permitted under Article VI and VII, was a “Lender” or an Affiliate of a “Lender” under the Existing Credit Agreement and (y) as of the Closing Date is a Lender or an Affiliate of a Lender, in any such case, in its capacity as a party to such Swap Contract.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)           net obligations of such Person under any Swap Contract;

(d)           all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business in accordance with ordinary trade terms);

(e)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)            all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person;

(g)           all mandatory obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)           all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  The amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Information Memorandum” means the information memorandum dated March 2011 used by the Arrangers in connection with the syndication of the Commitments.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition).

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

(a)           any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)           no Interest Period shall extend beyond the Maturity Date.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or substantially all of the business of, such Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Rights” has the meaning specified in Section 5.17.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Judgment Currency” has the meaning specified in Section 10.22.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(h).

“Letter of Credit Sublimit” means an amount equal to $50,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“License Revocation” means the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of the Borrower or any of its Subsidiaries.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term A Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the fee letters with the Arrangers, and (f) each Issuer Document.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Maintenance Capital Expenditure” means a Capital Expenditure for the maintenance, repair, restoration or refurbishment of tangible Property of the Borrower or its Subsidiaries, but excluding any Capital Expenditure which adds to or further improves any such tangible Property.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, or of the ability of the Borrower and the Guarantors to perform their obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means the fifth anniversary of the Effective Date; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Borrower.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” has the meaning specified in Section 4.02(a)(iii).

“Mortgage Policy” has the meaning specified in Section 4.02(a)(iii)(B).

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a)           with respect to any Disposition by the Borrower or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the actual expenses incurred or payable by the Borrower or such Subsidiary in connection with such transaction and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; and

(b)           with respect to the sale or issuance of any Equity Interest by the Borrower or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by the Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other actual out-of-pocket expenses, incurred or payable by the Borrower or such Subsidiary in connection therewith.

“Note” means a Term A Note or a Revolving Credit Note, as the context may require.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (a) with respect to Term A Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term A Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 10.06(d).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Encumbrances” means:

(a)           inchoate Liens incident to construction on or maintenance of real property; or Liens incident to construction on or maintenance of real property now or hereafter filed of record for which adequate reserves have been set aside in accordance with GAAP

(or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such real property is subject to a material risk of loss or forfeiture;

(b)           Liens for taxes and assessments which are not yet delinquent; or Liens for taxes and assessments for which adequate reserves have been set aside in accordance with GAAP and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no Property is subject to a material risk of loss or forfeiture;

(c)           minor defects and irregularities in title to any real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

(d)           easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such real property for the purposes for which it is or may reasonably be expected to be held;

(e)           easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of real property in or adjacent to a shopping center or similar project affecting real property which in the aggregate do not materially burden or impair the fair market value or use of such real property for the purposes for which it is or may reasonably be expected to be held;

(f)            rights reserved to or vested in any Governmental Authority to control or regulate, or obligations or duties to any Governmental Authority with respect to, the use of any real property;

(g)           present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

(h)           statutory or common law Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside in accordance with GAAP with respect thereto and, by reason of nonpayment, no real property is subject to a material risk of loss or forfeiture;

(i)            covenants, conditions, and restrictions affecting the use of real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

(j)            rights of tenants under leases and rental agreements covering real property entered into in the ordinary course of business of the Person owning such real property;

(k)           bankers liens and Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws, mandatory unemployment insurance or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

(l)            Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which the Borrower or a Subsidiary of the Borrower is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease; and

(m)          Liens in favor of Governmental Authorities on the assets of the Borrower and its Subsidiaries imposed by applicable Gaming Laws to the extent required in connection with the operation of lotteries in various jurisdictions.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means that certain Amended and Restated Pledge Agreement, dated as of the date hereof and substantially in the form of Exhibit I, made by the Borrower and each of the Subsidiaries from time to time party thereto, as grantors, in favor of the Administrative Agent and the Lenders, together with each other pledge agreement delivered pursuant to Section 6.12.

“Pledged Collateral” has the meaning specified in Section 1 of the Pledge Agreement.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Public Lender” has the meaning specified in Section 6.02.

“Reduction Amount” has the meaning set forth in Section 2.05(b)(vii).

“Register” has the meaning specified in Section 10.06(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, members and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term A Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Required Term A Lenders” means, as of any date of determination, Term A Lenders holding more than 50% of the Term A Facility on such date; provided that the portion of the Term A Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term A Lenders.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, chief accounting officer or controller of a Loan Party and any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, repurchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof).

“Revaluation Date” means (a) with respect to any Revolving Credit Loan, each of the following:  (i) each date of a Borrowing of a Eurodollar Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurodollar Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following:  (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount shall be decreased on the Effective Date (prior to the making of the initial Loans on such date) in an amount equal to such Revolving Credit Lender’s Applicable Percentage of the Effective Date Revolver Decrease Amount and as may otherwise be adjusted from time to time in accordance with this Agreement.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time which as of the Effective Date shall be an amount equal to (i) $400,000,000 minus (ii) in the event the Share Repurchase Amount is less than $200,000,000, an amount (the “Effective Date Revolver Decrease Amount”) equal to the product of (x) an amount equal to $200,000,000 minus the Share Repurchase Amount (provided that such amount of this clause (x) shall not be less than $0) times (y) a percentage, the numerator of which is $400,000,000 and the denominator of which is $700,000,000, which amount shall be rounded to the nearest $5,000,000.

“Revolving Credit Increase Effective Date” has the meaning specified in Section 2.14(d).

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2.

“S&P” means Standard & Poor’s Ratings Services, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

“Secured Hedge Agreement” means any interest rate or currency Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreements” means, collectively, the Borrower Security Agreement and the Subsidiaries Security Agreement.

“Security Agreement Supplement” means an Instrument of Joinder substantially in the form of Exhibit A to the Subsidiaries Security Agreement.

“Share Repurchase” has the meaning specified in Section 4.02(a)(vii).

“Share Repurchase Amount” has the meaning specified in Section 4.02(a)(vii).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Notice Currency” means, at any time, an Alternative Currency other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Subordinated Indebtedness” means any unsecured Indebtedness of the Borrower and its Subsidiaries which is contractually subordinated in right of payment to the Obligations pursuant to then-current market subordination provisions.

“Subsidiaries Security Agreement” means that certain Amended and Restated Subsidiaries Security Agreement, dated as of the date hereof and substantially in the form of Exhibit G-2, made by each of the Subsidiaries from time to time party thereto, as grantors, in favor of the Administrative Agent and the Lenders, together with each other security agreement and security agreement supplement delivered by a Subsidiary pursuant to Section 6.12.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b)

any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Credit Facility.  The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term A Borrowing” means a borrowing consisting of simultaneous Term A Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term A Lenders pursuant to Section 2.01(a).

“Term A Commitment” means, as to each Term A Lender, its obligation to make Term A Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A Lender’s name on Schedule 2.01 under the caption “Term A Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount shall be decreased on the Effective Date (prior to the making of the initial Loans on such date) in an amount equal to such Term A Lender’s Applicable Percentage of the Effective Date Term A Decrease Amount and as may otherwise be adjusted from time to time in accordance with this Agreement.

“Term A Facility” means, at any time, (a) on or prior to the Effective Date, the aggregate amount of the Term A Commitments at such time, which as of the Effective Date shall be an amount (the “Effective Date Term A Loan Amount”) equal to (i) $300,000,000 minus (ii) in the event the Share Repurchase Amount is less than $200,000,000, an amount (the “Effective Date Term A Decrease Amount”) equal to the product of (x) an amount equal to $200,000,000 minus the Share Repurchase Amount (provided that such amount of this clause (x) shall not be less than $0) times (y) a percentage, the numerator of which is $300,000,000 and the denominator of which is $700,000,000, which amount shall be rounded to the nearest $5,000,000 and (b) thereafter, the aggregate principal amount of the Term A Loans of all Term A Lenders outstanding at such time.

“Term A Increase Effective Date” has the meaning specified in Section 2.15(d).

“Term A Lender” means (a) at any time on or prior to the Effective Date, any Lender that has a Term A Commitment at such time and (b) at any time after the Effective Date, any Lender that holds Term A Loans at such time.

“Term A Loan” has the meaning specified in Section 2.01(a).

“Term A Note” means a promissory note made by the Borrower in favor of a Term A Lender evidencing Term A Loans made by such Term A Lender, substantially in the form of Exhibit C-1.

“Threshold Amount” means $25,000,000.

“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the entering into by the Borrower and its Subsidiaries of the Loan Documents to which they are or are intended to be a party, (b) the refinancing of certain outstanding Indebtedness of the Borrower and its Subsidiaries and the

termination of all commitments with respect thereto, (c) the Share Repurchase and (d) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America and that is not a CFC.

1.02         Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)   The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)   In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)   Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03         Accounting Terms.

(a)   Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)   Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04         Rounding.  Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05         Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

1.06         Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07         Exchange Rates; Currency Equivalents.

(a)   The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(b)   Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurodollar Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurodollar Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

1.08         Additional Alternative Currencies.

(a)   The Borrower may from time to time request that Revolving Credit Loans that are Eurodollar Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars.  In the case of any such request with respect to the making of Eurodollar Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Revolving Credit Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b)   Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion).  In the case of any such request pertaining to Eurodollar Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof.  Each Lender (in the case of any such request pertaining to Eurodollar Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurodollar Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c)   Any failure by a Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurodollar Rate Loans to be made or Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the Lenders consent to making Eurodollar Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurodollar Rate Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.08, the Administrative Agent shall promptly so notify the Borrower.

ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS

2.01         The Loans.

(a)   The Term A Borrowing.  Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to make a single loan (each such loan, a “Term A Loan”) to the Borrower on the Effective Date in an amount not to exceed such Term A Lender’s Term A Commitment Percentage of the Term A Facility.  The Term A Borrowing shall consist of Term A Loans made simultaneously by the Term A Lenders in accordance with their respective Applicable Percentage of the Term A Facility.  Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.  Term A Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(b)   The Revolving Credit Borrowings.  Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment and (iii) the aggregate Outstanding Amount of all Revolving Credit Loans denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit.  Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section

2.01(b).  Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, that Revolving Credit Loans that are denominated in Alternative Currencies must be Eurodollar Rate Loans.

2.02         Borrowings, Conversions and Continuations of Loans.

(a)   Each Term A Borrowing, each Revolving Credit Borrowing, each conversion of Term A Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans denominated in Dollars or of any conversion of Eurodollar Rate Loans denominated in Dollars to Base Rate Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans denominated in any Alternative Currency or of any conversion of Eurodollar Rate Loans denominated in an Alternative Currency to Base Rate Loans and (iii) on the requested date of any Borrowing of Base Rate Loans.  Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof.  Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term A Borrowing, a Revolving Credit Borrowing, a conversion of Term A Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term A Loans or Revolving Credit Loans are to be converted, (v) the currency of the Loans to be borrowed and (vi) if applicable, the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term A Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans; provided, that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, such Loans shall be continued as Eurodollar Rate Loans in their original currency with an Interest Period of one month.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Eurodollar Rate Loan.

(b)   Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term A Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a).  In the case of a Term A Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent, in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.03 (and, if such Borrowing is the initial Credit Extension, Sections 4.01 and 4.02), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c)   Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans (whether in Dollars or an Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto.

(d)   The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)   After giving effect to all Term A Borrowings, all conversions of Term A Loans from one Type to the other, and all continuations of Term A Loans as the same Type, there shall not be more than five Interest Periods in effect in respect of the Term A Facility.  After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than eight Interest Periods in effect in respect of the Revolving Credit Facility.

2.03         Letters of Credit.

(a)   The Letter of Credit Commitment.  (i)  Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)           The L/C Issuer shall not issue any Letter of Credit if:

(A)          subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or

(B)           the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date.

(iii)          The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B)           the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C)           except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $500,000;

(D)          such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency or the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency;

(E)           such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F)           a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iv)          The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)           The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)          The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)   Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.  (i)  Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer:  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require.  Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii)           Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

(iii)          If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.03 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv)          Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)   Drawings and Reimbursements; Funding of Participations. (i)  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the L/C Issuer in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor

Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof.  In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.03 (other than the delivery of a Committed Loan Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer.

(iii)          With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.03 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)          Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)           Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.03 (other than delivery by the Borrower of a Committed Loan Notice ).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)          If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)   Repayment of Participations.  (i)  At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent.

(ii)           If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C

Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)   Obligations Absolute.  The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)            any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)           the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)          any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)          any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)           any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or

(vi)          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer.  The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)    Role of L/C Issuer.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)   Applicability of ISP and UCP.  Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

(h)   Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.04 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.17(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account.  For purposes of computing the Dollar Equivalent of the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the Dollar Equivalent of the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(i)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Borrower’s fee letter with Bank of America, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the Dollar Equivalent of the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j)    Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k)   Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

2.04         Swing Line Loans.

(a)   The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Revolving Credit Commitment, and provided further that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall bear interest only at a rate based on the Base Rate.  Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.

(b)   Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c)   Refinancing of Swing Line Loans.  (i)  The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.03.  The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)           If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit  Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)          If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)          Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.03.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)   Repayment of Participations.

(i)            At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)           If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)   Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans.  Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.

(f)    Payments Directly to Swing Line Lender.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05         Prepayments.

(a)   Optional.  (i)  Subject to the last sentence of this Section 2.05(a)(i), the Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term A Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans denominated in Dollars, (2) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurodollar Rate Loans denominated in Alternative Currencies and (3) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility).  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that not more than two times per fiscal year, such notice, if accompanied by a commitment reduction notice in accordance with Section 2.06, may state that it is conditioned upon the effectiveness of other credit facilities or the incurrence of other Indebtedness, the consummation of a particular Disposition or the occurrence of a Change of Control, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Each prepayment of the outstanding Term A Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof on a pro-rata basis, and subject to Section 2.17 each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.  Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted to prepay the Term A Facility pursuant to this Section 2.05(a)(i) during the period from the Effective Date through the date ten Business Days thereafter.

(ii)           The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(b)   Mandatory.

(i)            If the Borrower or any of its Subsidiaries Disposes of any property in a transaction permitted under Section 7.05(f) and realizes Net Cash Proceeds in excess of $20,000,000 in any fiscal year, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such excess Net Cash Proceeds within five Business Days of receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that for the purposes of this Section, the amount of any Net Cash Proceeds received in any such Disposition shall be calculated as the sum of the portion of such Subsidiary owned, directly or indirectly, by the Borrower multiplied by the total amount of such Net Cash Proceeds received in such transaction.

(ii)           Upon the sale or issuance by the Borrower or any of its Subsidiaries of any of its Equity Interests (other than any sales or issuances of Equity Interests to another Loan Party, to a wholly-owned Subsidiary of a Loan Party or to any director, officer, employee, consultant or advisor of the Borrower or any Subsidiary thereof), the Borrower shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (vii) below).

(iii)          Upon the incurrence or issuance by the Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (vii) below).

(iv)          Upon any Extraordinary Receipt received by or paid to or for the account of the Borrower or any of its Subsidiaries, and not otherwise included in clause (i), (ii) or (iii) of this Section 2.05(b), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary (such prepayments to be applied as set forth in clauses (v) and (vii) below); provided, however, that with respect to any proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments, at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of receipt of such insurance proceeds, condemnation awards or indemnity payments), and so long as no Default shall have occurred and be continuing, the Borrower or such Subsidiary may apply within 180 days after the receipt of such cash proceeds to replace or repair the equipment, fixed assets or real property in respect of which such cash proceeds were received; and provided, further, however, that any cash proceeds not so applied shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iv); and provided, further, however, that for the purposes of this Section, the amount of any Extraordinary Receipt received by or paid to or for the account of any non-wholly-owned Subsidiary of the Borrower shall be calculated as the sum of the portion of such Subsidiary owned, directly or indirectly, by the Borrower multiplied by the total amount of such Extraordinary Receipt.

(v)           Each prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied, first, to the Term A Facility and to the principal repayment installments thereof on a pro-rata basis and, second, to the Revolving Credit Facility in the manner set forth in clause (vii) of this Section 2.05(b), but without reducing the Revolving Credit Commitment.

(vi)          If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess (unless such excess is a result of the circumstances described in clause (viii) below, in which case such clause shall govern).

(vii)         Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b) (except pursuant to clause (viii) hereof), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, but only to the extent an Event of Default shall have occurred and be continuing, shall be used to Cash Collateralize the remaining L/C Obligations; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i), (ii), (iii) or (iv) of this Section 2.05(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Credit Loans outstanding at such time and, if so required, the Cash Collateralization of the remaining L/C Obligations in full (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the “Reduction Amount”) may be retained by the Borrower for use in the ordinary course of its business and for other purposes not prohibited hereby.  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable.

(viii)        If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all Loans denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans in an aggregate amount sufficient to reduce such

Outstanding Amount as of such date of payment to an amount not to exceed the Alternative Currency Sublimit then in effect.

(ix)           If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Company shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit.

2.06         Termination or Reduction of Commitments.

(a)   Optional.  The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit, the Alternative Currency Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit, the Alternative Currency Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, (C) the Alternative Currency Sublimit if, after giving effect thereto, the Outstanding Amount of Revolving Credit Loans denominated in Alternative Currencies would exceed the Alternative Currency Sublimit or (D) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit.  Not more than two times per fiscal year, a notice to reduce the Aggregate Commitments hereunder may state that it is conditioned upon the effectiveness of other credit facilities or the incurrence of other Indebtedness, the consummation of a particular Disposition or the occurrence of a Change of Control, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified commitment reduction date) if such condition is not satisfied.

(b)   Mandatory.

(i)            The aggregate Term A Commitments shall be automatically and permanently reduced to zero on the date of the Term A Borrowing.

(ii)           If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit, the Alternative Currency Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit, the Alternative Currency Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

(c)   Application of Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, the Alternative Currency Sublimit, Swing Line Sublimit or the Revolving Credit Commitment under this Section 2.06.  Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such reduction amount.  All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

2.07         Repayment of Loans.

(a)   Term A Loans.  The Borrower shall repay to the Term A Lenders the aggregate principal amount of all Term A Loans outstanding on the following dates in the respective amounts ascribed to such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):  (i) on the last day of each calendar quarter (A) from June 30, 2011 through March 31, 2013, an amount equal to 1.25% of the Effective Date Term A Loan Amount; (B) from June 30, 2013 through March 31, 2014, an amount equal to 1.875% of the Effective Date Term A Loan Amount; and (C) from and after June 30, 2014, an amount equal to 2.50% of the Effective Date Term A Loan Amount, and (ii) on the Maturity Date for the Term A Facility, an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date.

(b)   Revolving Credit Loans.  The Borrower shall repay to the Revolving Credit Lenders on the Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on that date.

(c)   Swing Line Loans.  The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date.

2.08         Interest.

(a)   Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b)   (i)  If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)           If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)          Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)          Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)   Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09         Fees.  In addition to certain fees described in Sections 2.03(h) and (i):

(a)   Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee equal to the Applicable Fee Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.17.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the last day of the Availability Period for the Revolving Credit Facility.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Fee Rate separately for each period during such quarter that such Applicable Fee Rate was in effect.

(b)   Other Fees.

(i)            The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the fee letters with the Arrangers.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii)           The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.

Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10         Computation of Interest and Fees.  (a)  All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)   If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c), 2.03(h) or 2.08(a) or under Article VIII.  The Borrower’s obligations under this paragraph shall survive for 90 days following the termination of the Commitments and the repayment of all other Obligations hereunder.

2.11         Evidence of Debt.

(a)   The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)   In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12         Payments Generally; Administrative Agent’s Clawback.

(a)   General.  All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal of and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time on the date specified herein.  Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.  If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent, in the case of payments in an Alternative Currency, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

(b)   (i)  Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)           Payments by Borrower; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)   Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)   Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Term A Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e)   Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)    Insufficient Funds.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.13         Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)            if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)           the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.16 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14         Increase in Revolving Credit Facility.

(a)   Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify all of the Revolving Credit Lenders), the Borrower may from time to time request an increase in the Revolving Credit Facility by an amount (for all such requests, together with the aggregate amount of all increases to the Term A Facility requested pursuant to Section 2.15(a)) not exceeding $200,000,000(1); provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000 with respect to the Revolving Credit Facility, and (ii) the Borrower may make a maximum of three such requests in the aggregate under this Section 2.14(a) and Section 2.15(a).  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(b)   Lender Elections to Increase.  Each Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Revolving Credit Percentage of such requested increase.  Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

(c)   Notification by Administrative Agent; Additional Revolving Credit Lenders.  The Administrative Agent shall notify the Borrower and each Revolving Credit Lender of the Revolving Credit Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Revolving Credit Lenders

(1)           Amount to be reduced at execution of Credit Agreement to the extent the combined amounts of the Facilities exceed $700,000,000.

pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)   Effective Date and Allocations.  If the Revolving Credit Facility is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrower and the Revolving Credit Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.

(e)   Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (B) no Default exists, and (C) after giving pro forma effect to the application of proceeds of Loans to be made on the Revolving Credit Increase Effective Date the Borrower would be in compliance with Section 7.11 as of the fiscal quarter of the Borrower most recently ended.  The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section.  The Applicable Rate for any such increase will be determined by the Borrower and the Revolving Credit Lenders (including any new Revolving Credit Lenders) at the time such increase is made; provided that if such Applicable Rate would exceed the Applicable Rate for the Revolving Credit Facility or the Term A Facility, the Applicable Rate for the Revolving Credit Facility and the Term A Facility (including any prior increases to the Revolving Credit Facility or Term A Facility) shall be automatically increased to equal the Applicable Rate on the new Revolving Credit Loans or new Term A Loans.

(f)    Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

2.15         Increase in Term A Facility.

(a)   Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify all of the Term A Lenders), the Borrower may from time to time request an increase in the Term A Loans by an amount (for all such requests, together with the aggregate amount of all increases to the Revolving Credit Facility requested pursuant to Section 2.14(a)) not exceeding $200,000,000(2); provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000 with respect to the Term A Facility, and (ii) the Borrower may make a maximum of three such requests in the aggregate under Section 2.14(a) and this Section 2.15(a).  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Term A Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Term A Lenders).

(b)   Lender Elections to Increase.  Each Term A Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Term A Loans and, if so, whether by an amount equal to, greater than, or less than its ratable portion (based on such Term A Lender’s Applicable Percentage in respect of the Term A Facility) of such requested increase.  Any Term A Lender not responding within such time period shall be deemed to have declined to increase its Term A Loans.

(c)   Notification by Administrative Agent; Additional Term A Lenders.  The Administrative Agent shall notify the Borrower and each Term A Lender of the Term A Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Term A Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)   Effective Date and Allocations.  If the Term A Loans are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Term A Increase Effective Date”) and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrower and the Term A Lenders of the final allocation of such increase and the Term A Increase Effective Date.  As of the Term A Increase Effective Date, the amortization schedule for the Term A Loans set forth in Section 2.07(b) shall be amended to increase the then-remaining unpaid installments of principal by an aggregate amount equal to the additional Term A Loans being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Term A Increase Effective Date.  Such amendment may be signed by the Administrative Agent on behalf of the Lenders.

(e)   Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Term A Increase Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Term A

(2)           Amount to be reduced at execution of Credit Agreement to the extent the combined amounts of the Facilities exceed $700,000,000.

Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (B) no Default exists, and (C) after giving pro forma effect to the application of proceeds of Loans to be made on the Term A Increase Effective Date the Borrower would be in compliance with Section 7.11 as of the fiscal quarter of the Borrower most recently ended.  The additional Term A Loans shall be made by the Term A Lenders participating therein pursuant to the procedures set forth in Section 2.02.  The Applicable Rate for any additional Term A Loans will be determined by the Borrower and the Term A Lenders (including any new Term A Lenders) at the time such additional Term A Loan is made; provided that if such Applicable Rate would exceed the Applicable Rate for the Term A Facility or the Revolving Credit Facility, the Applicable Rate for the Term A Facility and the Revolving Credit Facility (including any prior increases to the Revolving Credit Facility or Term A Facility) shall be automatically increased to equal the Applicable Rate on the new Term A Loans or new Revolving Credit Loans.

(f)    Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

2.16         Cash Collateral.

(a)   Certain Credit Support Events.  Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)   Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.  The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)   Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03, 2.04, 2.05, 2.17 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d)   Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.16 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.17         Defaulting Lenders. Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)            Waivers and Amendments.  That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii)           Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)          Certain Fees.  That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).

(iv)          Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Revolving Credit Loans of that Lender.

(b)   Defaulting Lender Cure.  If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01         Taxes.

(a)   Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.  (i)  Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes.  If, however, applicable Laws require the Borrower or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)           If the Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)   Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(c)   Tax Indemnifications.  (i)  Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection.  A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(ii)           Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, indemnify the Borrower and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against the Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to the Borrower or the Administrative Agent pursuant to subsection (e).  Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).  The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d)   Evidence of Payments.  Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e)   Status of Lenders; Tax Documentation.  (i)  Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii)           Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States,

(A)          any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B)           each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I)            executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)           executed originals of Internal Revenue Service Form W-8ECI,

(III)         executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(IV)         in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of  Internal Revenue Service Form W-8BEN, or

(V)           executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iii)          Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f)    Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be.  If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such

Governmental Authority.  This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

3.02         Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans the interest on which is determined by reference to the Eurodollar Rate (whether denominated in Dollars or in an Alternative Currency), or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans in the affected currency or to convert Base Rate Loans to Eurodollar Rate Loans denominated in the affected currency shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate and if such Loans are denominated in Dollars, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03         Inability to Determine Rates.  If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

3.04         Increased Costs; Reserves on Eurodollar Rate Loans.

(a)   Increased Costs Generally.  If any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii)           subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(iii)          impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)   Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c)   Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)   Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)   Reserves on Eurodollar Rate Loans.  The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05         Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)   any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)   any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

(c)   any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; or

(d)   any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06         Mitigation Obligations; Replacement of Lenders.

(a)   Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b)   Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

3.07         Survival.  All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01         Conditions to Closing Date.  The occurrence of the Closing Date is subject to satisfaction of the following conditions precedent:

(a)   The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates referred to in clause (iii) or (vii) below, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i)            executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(iii)          such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and the Guarantors is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv)          a favorable opinion of Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in a form reasonably acceptable to the Administrative Agent;

(v)           a favorable opinion of Jones Vargas, local counsel to the Loan Parties in Nevada, addressed to the Administrative Agent and each Lender, in a form reasonably acceptable to the Administrative Agent;

(vi)          a business plan and budget of the Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the fiscal year of the Borrower ending June 30, 2011 and on an annual basis for each subsequent fiscal year during the term of this Agreement;

(vii)         evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect consisting of certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral; and

(viii)        there shall have been no event or circumstance since June 30, 2010 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b)   The reports, financial statements, certificates and other written information (other than projected financial information, other forward looking information and information of a general economic or industry specific nature) provided by or on behalf of a Loan Party to the Administrative Agent prior to June 30, 2010, shall be, when taken as a whole with all other information so provided and as modified or supplemented by other information so furnished, complete and correct in all material respects; and no changes or developments shall have occurred, and no new or additional reports, financial statements, certificates or other written information (other than projected financial information, other forward looking information and information of a general economic or industry specific nature) shall have been received or discovered by the Administrative Agent or the Lenders regarding the Borrower and its Subsidiaries or the Transaction after June 30, 2010 that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (B) could reasonably be expected to adversely affect the Facilities or any other aspect of the Transaction, and nothing shall have come to the attention of the Lenders during the course of such due diligence investigation to lead them to believe that the Information Memorandum, taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein not misleading in light of all of the circumstances existing at the date of the Information Memorandum or has become misleading, incorrect or incomplete in any material respect; provided that (a) with respect to information relating to the Borrower’s industry generally and trade data which relates to a Person that is not the Borrower or a Subsidiary thereof, the Borrower represents only that such information is believed by it in good faith to be accurate in all material respects, (b) with respect to financial statements, other than projected financial information, the Borrower represents only that such financial statements present fairly in all material respects the consolidated financial condition of the applicable Person as of the dates indicated.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02         Conditions of Initial Credit Extension.  The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)   The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date):

(i)            executed counterparts of the Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii)           executed counterparts of each of (A) the Pledge Agreement and (B) the Security Agreements, together with:

(A)          certificates representing the Pledged Collateral referred to in the Pledge Agreement, accompanied by undated stock powers executed in blank and all instruments evidencing Indebtedness constituting Collateral indorsed in blank (except that the Pledged Collateral shall not include the Equity Interests of any Subsidiary until the expiration of all notice periods and the obtaining of appropriate consents under applicable Gaming Laws, as contemplated by Section 6.18),

(B)           proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreements, covering the Collateral described in the Security Agreements, and

(C)           completed requests for information, dated on or before the date of the initial Credit Extension, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements.

(iii)          amendments and restatements of the existing deeds of trust, trust deeds, or mortgages, in substantially the form of Exhibit H (with such changes as may be satisfactory to the Administrative Agent and its counsel to account for local law matters) and covering the properties listed on Schedule 4.02(a) (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 6.12, in each case as amended and restated, the “Mortgages”), duly executed by the appropriate Loan Party, together with:

(A)          evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid,

(B)           fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or updates to existing policies (the “Mortgage Policies”), with endorsements and in amounts reasonably acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all material defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting Permitted Encumbrances and other Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics’ and materialmen’s Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem reasonably necessary, and

(C)           evidence of the insurance required by the terms of the Mortgages.

(iv)          a favorable opinion of Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in a form reasonably acceptable to the Administrative Agent;

(v)           a favorable opinion of Jones Vargas, local counsel to the Loan Parties in Nevada, addressed to the Administrative Agent and each Lender, in a form reasonably acceptable to the Administrative Agent;

(vi)          a certificate of a Responsible Officer of the Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the consummation by each Loan Party of the Transaction and the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required, except for such consents, licenses or approvals as are listed on such certificate;

(vii)         a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.03(a) and (b) have been satisfied, (B) that there has been no event or circumstance since June 30, 2010 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) that as of the Effective Date, no action, suit, investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened in any court or before any arbitrator or Governmental

Authority which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (D) that substantially simultaneously with the occurrence of the Effective Date, the Borrower intends to repurchase (the “Share Repurchase”) certain of its outstanding common Equity Interests and setting forth the aggregate amount (the “Share Repurchase Amount”) of cash that the Borrower expects to apply to such Share Repurchase, which amount shall not exceed $500,000,000 and (E) a calculation of the Consolidated Total Leverage Ratio as of March 31, 2011 after giving pro forma effect to the Transaction;

(viii)        a certificate from the chief financial officer of the Borrower attesting that the Borrower is, and the Loan Parties taken as a whole are, Solvent before and after giving effect to the Transaction;

(ix)           evidence that the Existing Credit Agreement has been, or concurrently with the Effective Date is being, terminated and all loans and other amounts outstanding thereunder shall have been repaid in full;

(x)            evidence that the Share Repurchase shall have occurred or shall occur substantially simultaneously with the Effective Date;

(xi)           a Note executed by the Borrower in favor of each Lender requesting a Note; and

(xii)          such assurances as the Administrative Agent deems appropriate that the relevant Gaming Boards have approved the transactions contemplated by the Loan Documents to the extent that such approval is required by applicable Gaming Laws.

(b)   (i) All fees required to be paid to the Administrative Agent and the Arrangers on or before the Effective Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Effective Date shall have been paid, to the extent invoices therefor have been presented to the Borrower at least one Business Day prior to the expected Effective Date.

(c)   If requested by the Administrative Agent prior to the Effective Date, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative

Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Notwithstanding the foregoing, unless each of the conditions specified in Sections 4.01 and 4.02 shall have been satisfied (or waived in accordance with Section 10.01) prior to 5:00 p.m. on June 15, 2011, the Effective Date shall not occur, the Lenders shall have no obligation to make Credit Extensions hereunder, the Commitments shall terminate and the Existing Credit Agreement shall remain in full effect.

4.03         Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

(a)   The representations and warranties of the Borrower contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, that are qualified by materiality shall be true and correct on and as of the date of such Credit Extension, and each of the representations and warranties of the Borrower and each other Loan Party contained in any other Loan Document or in any document furnished at any time under or in connection herewith or therewith, that are not qualified by materiality shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.03, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b)   No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)   The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)   In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Revolving Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.01         Existence, Qualification and Power.  Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transaction, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c) (or, with respect to any Subsidiary that is not a Loan Party, in each case referred to in clause (a), (b) or (c)), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02         Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except in the case of clauses (b) and (c), as could not reasonably be expected to have a Material Adverse Effect.

5.03         Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 5.03.

5.04         Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

5.05         Financial Statements; No Material Adverse Effect.

(a)   The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected on the Audited Financial Statements in accordance with GAAP or identified in the footnotes thereto.

(b)   Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c)   The consolidated forecasted balance sheets, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s reasonable estimate of its future financial condition and performance.

5.06         Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document or the consummation of the Transaction, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.07         No Default.  Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08         Ownership of Property; Liens; Investments.

(a)   Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)   Schedule 5.08(b) sets forth, as of the date hereof, a complete and accurate list of all Liens on the property or assets of each Loan Party, showing as of the date hereof the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto.  The property of each Loan Party is subject to no Liens, other than Liens set forth on Schedule 5.08(b), and as otherwise permitted by Section 7.01.

(c)   Schedule 5.08(c) sets forth, as of the date hereof, a complete and accurate list of all real property owned by each Loan Party, showing as of the date hereof the street address, county or other relevant jurisdiction, state, and record owner thereof.  Each Loan Party has good, marketable and insurable fee simple title to the real property owned by such Loan Party, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

(d)   (i)    Schedule 5.08(d)(i) sets forth, as of the date hereof, a complete and accurate list of all leases of real property under which any Loan Party is the lessee that are material to the Borrower and its Subsidiaries taken as a whole.

(ii)           Schedule 5.08(d)(ii) sets forth, as of the date hereof, a complete and accurate list of all leases of real property under which any Loan Party is the lessor that are material to the Borrower and its Subsidiaries taken as a whole.

5.09         Environmental Compliance.  The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.10         Insurance.  The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses where the Borrower or the applicable Subsidiary operates.

5.11         Taxes.  The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges reflected on such returns or reports as due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.  Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement.

5.12         ERISA Compliance.

(a)   Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification that would reasonably be expected to have a Material Adverse Effect.  The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b)   There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c)   (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

5.13         Subsidiaries; Equity Interests; Loan Parties.  The Borrower has, as of the date hereof, no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Persons and in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents or permitted by Section 7.01(c).  As of the date hereof, the Borrower has no equity investments in any other corporation or entity other than those (1) specifically disclosed in Part (b) of Schedule 5.13 and (2) equity investments in any corporation or entity where the aggregate amount invested in such Person by the Borrower is less than $10,000,000.  Set forth on Part (c) of Schedule 5.13 is, as of the date hereof, a complete and accurate list of all Loan Parties, showing as of the date hereof (as to each Loan Party) the jurisdiction of its incorporation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation.  The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a) is, as of the date hereof, a true and correct copy of each such document, each of which is valid and in full force and effect as of the date hereof.

5.14         Margin Regulations; Investment Company Act.

(a)   The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b)   None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15         Disclosure.  The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other written or otherwise formally presented information furnished (other than projected financial information, other forward looking information and information of a general economic or industry specific nature) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the Transaction and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (when taken as a whole with all other information so provided and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time; and, provided further that (a) with respect to information relating to the Borrower’s industry generally and trade data which relates to a Person that is not the Borrower or a Subsidiary thereof, the Borrower represents only that such information is believed by it in good faith to be accurate in all material respects, (b) with respect to financial statements, other than projected financial information, the Borrower represents only that such financial statements present fairly in all material respects the consolidated financial condition of the applicable Person as of the dates indicated.

5.16         Compliance with Laws.  Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17         Intellectual Property; Licenses, Etc.  Except as disclosed on Schedule 5.17, the Borrower and each of its Subsidiaries own, or possess the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, and Schedule 5.17 sets forth, as of the date hereof, a complete and accurate list of all such IP Rights owned or used by each Loan Party that are registered with the United States Patent and Trademark Office or the United States Copyright Office.  To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person, where such infringement could reasonably be expected to result in a Material Adverse Effect.  No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.18         Solvency.  The Borrower is, and the Loan Parties taken as a whole are, Solvent.

5.19         Casualty, Etc.  Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.20         Labor Matters.  Except as reflected on Schedule 5.20, as of the date hereof, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries and neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

5.21         Collateral Documents.  Except that the Pledged Collateral shall not include the Equity Interests of any Subsidiary until the expiration of all notice periods and the obtaining of appropriate consents under applicable Gaming Laws as contemplated by Section 6.18, the provisions of the Collateral Documents shall be, upon the execution and delivery thereof on the Effective Date, effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein.  Except for filings completed prior to the Effective Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

ARTICLE VI
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01         Financial Statements.  Deliver to the Administrative Agent for distribution by it to the Lenders, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

(a)   as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended June 30, 2011), a consolidated  balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing selected by the Borrower and reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b)   as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended March 31, 2011), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c)   as soon as available, but in any event at least 45 days after the commencement of each fiscal year of the Borrower (commencing with the fiscal year ending June 30, 2011) a budget and projection by fiscal quarter for that fiscal year and by fiscal year for the next two succeeding fiscal years, including for the first such fiscal year, projected consolidated balance sheets, statements of operations and statements of cash flow and, for the second and third such fiscal years, projected consolidated condensed balance sheets and statements of operations and cash flows, of the Borrower and its Subsidiaries, all in reasonable detail.

As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02         Certificates; Other Information.  Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent:

(a)   concurrently with the delivery of the financial statements referred to in Section 6.01(a) (commencing with the delivery of the financial statements for the fiscal year ended June 30, 2011), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;

(b)   concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended March 31, 2011 unless otherwise previously delivered pursuant to the Existing Credit Agreement), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, and in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 7.11, a statement of reconciliation conforming such financial statements to GAAP;

(c)   promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them;

(d)   promptly after any request by the Administrative Agent or any Lender, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 (other than registration statements on Form S-8 or any successor form thereto), or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e)   promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement with outstandings in excess of the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(f)    as soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify;

(g)   promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(h)   not later than five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any instrument, indenture, loan or credit or similar agreement with outstandings in excess of the Threshold Amount and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request;

(i)    promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law;

(j)    as soon as available, but in any event within 30 days after the end of each fiscal year of the Borrower, (i) a report supplementing Schedules 5.08(c), 5.08(d)(i) and 5.08(d)(ii), including an identification of all owned and leased real property disposed of by the

Borrower or any Subsidiary thereof during such fiscal year, a list and description of all real property leased during such fiscal year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; (ii) a report supplementing Schedule 5.17 as may be necessary to make it accurate and complete; and (iii) a report supplementing Schedule 5.13 containing a description of all changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent;

(k)   promptly after request by the Administrative Agent or any Lender, copies of any other report or other document that was filed by the Borrower or any of its Subsidiaries with any Governmental Authority (other than routine applications and reports filed by the Borrower and its Subsidiaries with any Gaming Board);

(l)    not less than 10 days before the effectiveness thereof, written notice to the Administrative Agent of any amendments to the Organization Documents of the Borrower or any Subsidiary; and

(m)  promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, governmental, or other third-party website or whether sponsored by the Administrative Agent); provided that:  (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent promptly upon request therefor by electronic mail electronic versions (i.e., soft copies) of such documents.  Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent.  Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03         Notices.  Promptly notify the Administrative Agent and each Lender:

(a)   of the occurrence of any Default;

(b)   of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws in each case that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c)   of the occurrence of any ERISA Event;

(d)   of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

(e)   of any indication by any Gaming Board of its intent to consider or act upon a License Revocation or a fine or penalty of $500,000 or more with respect to the Borrower or any of its Subsidiaries; and

(f)    of the (i) occurrence of any Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(i), (ii) occurrence of any sale of capital stock or other Equity Interests for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii), (iii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), and (iv) receipt of any Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.0(b)(iv).

Each notice pursuant to Section 6.03 (other than Section 6.03(f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04         Payment of Obligations.  Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property that is not permitted hereunder; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness to the extent that failure to make any such payment would result in an Event of Default.

6.05         Preservation of Existence, Etc.

(a)   Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and except to the extent that failure to do so by any Loan Party other than the Borrower could not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 7.04; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06         Maintenance of Properties.

(a)   Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.07         Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

6.08         Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09         Books and Records.

(a)   Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

6.10         Inspection Rights.  Permit representatives and independent contractors of the Administrative Agent (or any Lender accompanied by the Administrative Agent) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the representatives or independent contractors of the Administrative Agent and accompanied Lender may do any of the foregoing at the reasonable expense of the Borrower at any time during normal business hours and without advance notice.

6.11         Use of Proceeds.  Use the proceeds of the Credit Extensions (i) to refinance certain existing indebtedness of the Borrower and its Subsidiaries, including without limitation indebtedness under the Existing Credit Agreement, (ii) to finance the Share Repurchase, (iii) to pay fees and expenses incurred in connection with the Transaction, and (iv) for general corporate purposes not in contravention of any Law or of any Loan Document.

6.12         Covenant to Guarantee Obligations and Give Security.

(a)   Upon the formation or acquisition of any new, wholly-owned, direct domestic Subsidiary by any Loan Party, then the Borrower shall, at the Borrower’s expense:

(i)            within 30 days after such formation or acquisition, cause such Subsidiary, to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents,

(ii)           within 30 days after such formation or acquisition, furnish to the Administrative Agent a description of the real and personal properties of such Subsidiary, in detail satisfactory to the Administrative Agent,

(iii)          within 30 days after such formation or acquisition, cause such Subsidiary to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent (including delivery of all Pledged Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.02(a)(ii)), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such personal property and material real property, but only to the extent no third-party approvals are required, including, without limitation, consents required by any Gaming Board or under any Gaming Laws (provided, however, that the Borrower agrees to use its commercially reasonable efforts to obtain any such approvals),

(iv)          within 30 days after such formation or acquisition, cause such Subsidiary to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms but only to the extent no third-party approvals are required, including, without limitation, consents required by any Gaming Board or under any Gaming Laws (provided, however, that the Borrower agrees to use its commercially reasonable efforts to obtain any such approvals),

(v)           within 60 days after such formation or acquisition, deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other matters as the Administrative Agent may reasonably request, and

(vi)          as promptly as practicable after such formation or acquisition, deliver, upon the reasonable request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

(b)   Upon the acquisition of any property by any Loan Party, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrower shall, at the Borrower’s expense:

(i)            within 30 days after such acquisition, furnish to the Administrative Agent a description of the property so acquired in detail satisfactory to the Administrative Agent,

(ii)           within 30 days after such acquisition, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such personal property and material real property but only to the extent no third-party approvals are required, including, without limitation, consents required by any Gaming Board or under any Gaming Laws (provided, however, that the Borrower agrees to use its commercially reasonable efforts to obtain any such approvals),

(iii)          within 30 days after such acquisition, cause the applicable Loan Party to take whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties,

(iv)          within 60 days after such acquisition, deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (ii) and (iii) above and as to such other matters as the Administrative Agent may reasonably request, and

(v)           as promptly as practicable after any acquisition of a real property, deliver, upon the reasonable request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to such real property title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the

Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent,

(c)   Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, the Borrower shall, at the Borrower’s expense:

(i)            within 30 days after such request, furnish to the Administrative Agent a description of the real and personal properties of the Loan Parties and their respective Subsidiaries in detail satisfactory to the Administrative Agent,

(ii)           within 30 days after such request, duly execute and deliver, and cause each Subsidiary of the Borrower (if it has not already done so) to duly execute and deliver, to the Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent (including delivery of all Pledged Collateral in and of such Subsidiary, and other instruments of the type specified in Section 4.02(a)(ii)), securing payment of all the Obligations of such Subsidiary under the Loan Documents and constituting Liens on all such personal property and material real property,

(iii)          within 30 days after such request, take, and cause each Subsidiary of the Borrower to take, whatever action (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust, Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms, but only to the extent no third-party approvals are required, including, without limitation, consents required by any Gaming Board or under any Gaming Laws (and the Borrower agrees to use its commercially reasonable efforts to obtain any such approvals),

(iv)          within 60 days after such request, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (ii) and (iii) above, and as to such other matters as the Administrative Agent may reasonably request, and

(v)           as promptly as practicable after such request, deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the Borrower and its Subsidiaries, title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent.

(d)   At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages, Security Agreement Supplements and other security and pledge agreements.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the pledge of Equity Interests of any Foreign Subsidiary, and the Lien thereon, shall be limited to 66% of such Equity Interests held directly by the applicable Loan Party; and, in any event, no Loan Party shall be required to deliver any supplemental Loan Document to give effect to such Lien that is governed by any law other than the laws of the United States or any State or political subdivision thereof.

6.13         Compliance with Environmental Laws.  Comply, and use commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with all material requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.14         Preparation of Environmental Reports.  At the request of the Required Lenders from time to time, provide to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for any of its properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties;  provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to provide such assessments or reports with respect to any property for which such assessments or reports have been provided within five years preceding the date of such request; and without limiting the generality of the foregoing, if the Administrative Agent reasonably determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may, upon notice to the Borrower, retain an environmental consulting firm to prepare such report at the expense of the

Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

6.15         Further Assurances.  Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its wholly-owned domestic Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.16         Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

6.17         Designation as Senior Debt.  Designate all Obligations as “Designated Senior Indebtedness” or such other designation as may be appropriate under any indenture pursuant to which any Subordinated Indebtedness shall have been issued.

6.18         Approvals of Pledge of Certain Subsidiary Shares.  Diligently pursue by appropriate proceedings and in all events shall obtain on or before August 31, 2011 all Gaming Board and other Governmental Authority approvals required for the Borrower and its Subsidiaries to perform under this Agreement, including but not limited to approvals required for the Borrower and its Subsidiaries to pledge their shares of gaming licensees described in Schedule 6.18 to the Administrative Agent to secure the Obligations pursuant to the Pledge Agreement.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01         Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

(a)   Liens pursuant to any Loan Document or any “Loan Document” as defined in the Existing Credit Agreement;

(b)   Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(c), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(c);

(c)   Liens for taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)   carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business;

(e)   pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f)    deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)   easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)   Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)    Liens securing Indebtedness permitted under Section 7.02(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such

Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost of the property being acquired on the date of acquisition;

(j)    Liens under the Loan Documents to secure Swap Contracts;

(k)   Liens on assets of Subsidiaries of the Borrower that are not Loan Parties to secure obligations not prohibited hereunder;

(l)    Liens created by operation of applicable Gaming Laws or imposed by contract with the relevant Gaming Board, including without limitation, Liens in favor of Governmental Authorities on the assets of the Borrower and its Subsidiaries to the extent required or desirable in connection with the operation of lotteries in various jurisdictions;

(m)  Liens on Cash Equivalents or Investments securing liabilities for jackpots payable for progressive games in a manner consistent with industry practice and applicable Gaming Laws;

(n)   Permitted Encumbrances;

(o)   Liens associated with the sale of customer loans and receivables permitted by Section 7.05(h);

(p)   Liens on property of a person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(f), and any renewals, replacements or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(c), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(c); and

(q)   other Liens securing Indebtedness and other obligations of the Borrower or any Subsidiary outstanding in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding.

7.02         Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

(a)   Indebtedness of a Subsidiary of the Borrower or the Borrower owed to the Borrower or a wholly-owned Subsidiary of the Borrower, as the case may be, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute “Collateral” under the applicable Security Agreement, (ii) be on terms (including subordination terms) acceptable to the Administrative Agent and (iii) be otherwise permitted under the provisions of Section 7.03;

(b)   Indebtedness under the Loan Documents or under the “Loan Documents” as defined in the Existing Credit Agreement;

(c)   Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

(d)   Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any wholly-owned Subsidiary;

(e)   Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $30,000,000;

(f)    Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding of any Person that becomes a Subsidiary of the Borrower after the date hereof in accordance with the terms of Section 7.03(g), which Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower (other than Indebtedness incurred solely in contemplation of such Person’s becoming a Subsidiary of the Borrower) and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

(g)   certificates of deposit, bonds and other surety obligations required to be maintained in accordance with applicable Gaming Laws or in accordance with industry practice or otherwise in accordance with the ordinary course of business;

(h)   senior unsecured Indebtedness and unsecured Subordinated Indebtedness of the Borrower (including Guaranties thereof by the Guarantors) so long as both before and immediately after giving pro forma effect to the incurrence of such Indebtedness (i) no Default shall then exist and (ii) the Loan Parties shall be in compliance with Section 7.11 as of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 hereof (or Section 6.01 of the Existing Credit Agreement, as the case may be); provided, however, that any such Indebtedness (a) does not mature or require amortization prior to the date six months after the Maturity Date and (b) is governed by an agreement which does not contain maintenance financial covenants more restrictive upon and onerous to the Borrower and its Subsidiaries than the provisions of the Loan Documents;

(i)    obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(j)    Indebtedness consisting of earn-out or similar earnings sharing arrangements payments in respect of (x) the Borrower’s acquisition of Sightline Payments, LLC or (y) other acquisitions described in clause (ii) of the proviso to the definition of “Consolidated Funded Indebtedness”;

(k)   Indebtedness of direct or indirect Subsidiaries of the Borrower that are not Loan Parties in an aggregate amount not to exceed $30,000,000 at any one time outstanding; and

(l)    Indebtedness of the Borrower or any Subsidiary not otherwise permitted hereby in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding.

7.03         Investments.  Make or hold any Investments, except:

(a)   Investments held by any Loan Party in the form of Cash Equivalents and similar Investments by any Subsidiary that is not a Loan Party;

(b)   advances to officers, directors and employees of the Borrower and Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

(c)   (i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties, (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount invested from the Effective Date not to exceed $90,000,000 at any one time outstanding;

(d)   Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business; and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss in an aggregate amount at any time not to exceed $25,000,000;

(e)   Guarantees permitted by Section 7.02;

(f)    Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 7.03(f);

(g)   the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(g):

(i)            any such newly-created or acquired Subsidiary required to do so shall comply with the requirements of Section 6.12;

(ii)           the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

(iii)          such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition or operations of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iv)          (A) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and

(v)           the Borrower shall have delivered to the Administrative Agent and each Lender, at least five Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this clause (vi) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(h)   Investments received in connection with the settlement of a bona fide dispute with another Person;

(i)    Investments in Swap Contracts permitted by Section 7.02(j);

(j)    so long as no Event of Default has occurred and is continuing or would result therefrom, Investments by the Borrower in one or more joint ventures related to the development of gaming equipment in an aggregate amount not to exceed $25,000,000;

(k)   Investments consisting of non-ordinary course advances to officers, managers, directors, and employees of the Borrower and its Subsidiaries in an aggregate amount outstanding at any one time not to exceed $1,000,000;

(l)    Investments received in connection with a Disposition permitted by Section 7.05;

(m)  Investments consisting of loans to customers so long as the aggregate principal amount of any such loans made after the Effective Date does not exceed $75,000,000 at any time or $25,000,000 per property of any such customer; and

(n)   other Investments not exceeding $30,000,000 in the aggregate in any fiscal year of the Borrower.

7.04         Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a)   any Subsidiary may merge with (i) the Borrower (provided that the Borrower shall be the continuing or surviving Person) or (ii) any one or more other Subsidiaries (provided that (x) when any wholly-owned Subsidiary is merging with another Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person and (y) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person);

(b)   any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party;

(c)   any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party;

(d)   Investments made in connection with the Corporate Restructuring; and

(e)   so long as no Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation, (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving corporation and (iii) the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower.

7.05         Dispositions.  Make any Disposition, except:

(a)   Dispositions of surplus, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b)   Dispositions of inventory and leased gaming equipment in the ordinary course of business;

(c)   Dispositions of equipment to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d)   Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

(e)   Dispositions permitted by Section 7.04;

(f)    Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (f) in any fiscal year shall not exceed $20,000,000 unless the proceeds thereof in excess thereof are applied to the prepayment of the Obligations in accordance with the provisions of Section 2.05(a);

(g)   so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction that would be permitted under the provisions of Section 7.05(f);

(h)   Dispositions of the Borrower’s and its Subsidiaries’ customer loans or receivables for risk management purposes; provided that the consideration for all sales pursuant to this clause (h) shall be in cash and shall not exceed $15,000,000 per customer or $40,000,000, in the aggregate, in any fiscal year;

(i)    the Borrower and its Subsidiaries may, in the ordinary course of business, license, on a non-exclusive basis, patents, trademarks, copyrights, mask works and know-how to third Persons;

(j)    leases or subleases of interests in real property entered into in the ordinary course of business;

(k)   the surrender or waiver of contractual rights or the settlement, release or surrender of contract or tort claims in the ordinary course of business;

(l)    Dispositions and agreements related thereto in respect of the Corporate Restructuring;  and

(m)  Dispositions of Cash and Cash Equivalents.

provided, however, that any Disposition pursuant to Section 7.05(a) through Section 7.05(j) shall be for fair market value.

7.06         Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation, except that:

(a)   each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)   the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)   except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Loans pursuant to Section 2.05(b)(ii), the Borrower and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

(d)   the Borrower and each Subsidiary may pay interest on Indebtedness that is convertible into or exchangeable for Equity Interests of the Borrower, and the Borrower may issue and deliver Equity Interests of the Borrower upon conversion of such Indebtedness or in exchange for such Indebtedness (subject, however, to any applicable subordination terms in any Subordinated Indebtedness);

(e)   so long as no Default shall have occurred and be continuing or would result therefrom, the Borrower may complete the Share Repurchase; and

(f)    so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Borrower may (i) declare or pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it (x) if the pro forma Consolidated Total Leverage Ratio as of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 hereof (or Section 6.01 of the Existing Credit Agreement, as the case may be) both before and after giving pro forma effect to such payment, purchase, redemption or other acquisition would be less than 2.00 to 1.0, without limitation, and (y) if the pro forma Consolidated Total Leverage Ratio as of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 hereof (or Section 6.01 of the Existing Credit Agreement, as the case may be) either before or after giving pro forma effect to such payment, purchase, redemption or other acquisition would be 2.00 to 1.0 or greater, so long as after giving pro forma effect thereto the aggregate amount of such dividends, purchases, redemptions, retirements and acquisitions paid or made during any fiscal year would be less than or equal to $100,000,000.

7.07         Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.08         Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (1) transactions between or among the Loan Parties, (2) Investments and Restricted Payments permitted hereby (3) customary fees paid to directors of the Loan Parties, and customary indemnities provided to all directors of the Loan Parties, and (4) transactions disclosed on Schedule 7.08 hereto.

7.09         Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement, any other Loan Document, the Existing Credit Agreement or any other “Loan Document” as defined in the Existing Credit Agreement) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof and set forth on Schedule 7.09 or (B) at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(e) or (f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; and provided further, however, that this Section 7.09 shall not prohibit:

(i)            restrictions imposed by other Indebtedness permitted to be incurred by Section 7.02, provided that such restrictions are no more restrictive than those imposed by this Agreement;

(ii)           restrictions imposed by Indebtedness of Subsidiaries that are not Loan Parties that is permitted to remain outstanding hereunder;

(iii)          restrictions with respect solely to any Subsidiary imposed pursuant to a binding agreement which has been entered into for the sale of all or substantially all of the Equity Interests or assets of such Subsidiary, provided that such restrictions apply solely to the Equity Interests or assets of such Subsidiary which are being sold; and provided further that such amounts received by the Loan Parties in connection therewith are applied pursuant to the prepayment provisions of this Agreement; or

(iv)          customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business.

7.10         Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose which violates or would be inconsistent with, Regulation T, U or X of the FRB.

7.11         Financial Covenants.

(a)   Consolidated Total Leverage Ratio.  Permit the Consolidated Total Leverage Ratio (i) at the end of any fiscal quarter of the Borrower commencing with the fiscal quarter of the Borrower ending June 30, 2011 and ending with the fiscal quarter of the Borrower ending December 31, 2012 to be greater than 3.50 to 1.0, (ii) at the end of any fiscal quarter of the Borrower commencing with the fiscal quarter of the Borrower ending March 31, 2013 and ending with the fiscal quarter of the Borrower ending December 31, 2013 to be greater than 3.25 to 1.0 or (iii) at the end of any fiscal quarter thereafter to be greater than 3.00 to 1.0.

(b)   Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.00 to 1.0.

7.12         Capital Expenditures.  Make, or become legally obligated to make, any Capital Expenditure except:

(a)   Maintenance Capital Expenditures in an aggregate amount not to exceed $30,000,000 in any fiscal year; and

(b)   other Capital Expenditures in an aggregate amount not to exceed $50,000,000 in the aggregate from and after the Effective Date.

7.13         Accounting Changes.  Make any change in (a) accounting policies or reporting practices, except as required by GAAP, other applicable Law or its auditors, or (b) its fiscal year.

7.14         Prepayments, Etc. of Indebtedness.  Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness subordinated in right of payment to the Obligations.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01         Events of Default.  Any of the following shall constitute an Event of Default:

(a)   Non-Payment.  The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)   Specific Covenants.  The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03 (solely with respect to the notices of default required to be delivered pursuant to Section 6.03(a) and (b)), 6.05, 6.10, 6.11, 6.12 or Article VII; or

(c)   Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after such Loan Party has actual knowledge thereof; or

(d)   Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

(e)   Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f)    Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)   Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h)   Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $15,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) within 30 days a stay of such judgment, by reason of appeal or otherwise, is not in effect or such judgment is not satisfied within such 30 day period; or

(i)    ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $15,000,000, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $15,000,000; or

(j)    Invalidity of Loan Documents.  Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any Subsidiary thereof contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k)   Change of Control.  There occurs any Change of Control; or

(l)    Collateral Documents.  Any Collateral Document after delivery thereof pursuant to Section 4.02 or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby; or

(m)  Subordination.  (i)  The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (the “Subordinated Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; or (ii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all payments of principal of or premium and interest on the applicable Subordinated

Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

8.02         Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)   declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)   declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c)   require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)   exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of an Event of Default in Section 8.01(f), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03         Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer)) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings, to Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements and to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01         Appointment and Authority.

(a)   Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Borrower shall not have rights as a third party beneficiary of any of such provisions.

(b)   The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02         Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03         Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:

(a)   shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)   shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)   shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d)   The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.

(e)   The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04         Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05         Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.06         Resignation of Administrative Agent.  The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the

Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07         Non-Reliance on Administrative Agent and Other Lenders.  Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08         No Other Duties, Etc.  Anything herein to the contrary notwithstanding, none of the Book Managers, Arrangers, Documentation Agents or Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

9.09         Administrative Agent May File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a)   to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than Obligations under Secured Hedge Agreements and Secured Cash Management Agreements without the consent of the applicable Hedge Bank or Cash Management Bank) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)   to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

9.10         Collateral and Guaranty Matters.  Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)   to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank of Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or transferred or to be sold or transferred as part of or in connection with any sale or transfer permitted hereunder or under any other Loan Document, or (iii)  if approved, authorized or ratified in writing in accordance with Section 10.01;

(b)   to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(c)   to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.  In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

9.11         Secured Cash Management Agreements and Secured Hedge Agreements.  No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

ARTICLE X

MISCELLANEOUS

10.01       Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)   waive any condition set forth in Section 4.01 or 4.02 (other than Section 4.02(b)(i) or (c)), or, in the case of the initial Credit Extension, Section 4.03, without the written consent of each Lender;

(b)   without limiting the generality of clause (a) above, waive any condition set forth in Section 4.03 as to any Credit Extension under the Revolving Credit Facility without the written consent of the Required Revolving Lenders;

(c)   extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(d)   postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments other than mandatory prepayments under clauses (vi) or (viii) of Section 2.05(b)) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(e)   reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate;

(f)    change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term A Facility, the Required Term A Lenders and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;

(g)   change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” or “Required Term A Lenders” without the written consent of each Lender under the applicable Facility;

(h)   release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(i)    release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

(j)    impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term A Facility, the Required Term A Lenders and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; or

(k)   amend Section 1.08 or the definition of “Alternative Currency” without the written consent of each Revolving Credit Lender;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) a fee letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of such Lender may not be increased or extended without the consent of such Lender, (y) the principal amount of any Loan or L/C Borrowing or any fees or other amounts payable to such Lender hereunder or under any other Loan Document may not be reduced or forgiven without the consent of such Lender and (z) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately as compared with other affected Lenders shall require the consent of such Defaulting Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

10.02       Notices; Effectiveness; Electronic Communications.

(a)   Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)            if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii)           if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)   Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)   The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)   Change of Address, Etc.  Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the

Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e)   Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03       No Waiver; Cumulative Remedies; Enforcement.  No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04       Expenses; Indemnity; Damage Waiver.

(a)   Costs and Expenses.  The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)   Indemnification by the Borrower.  The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees, time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE

INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)   Reimbursement by Lenders.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)   Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)   Payments.  All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f)    Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05       Payments Set Aside.  To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the

Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.  The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06       Successors and Assigns.

(a)   Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)   Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)            Minimum Amounts.

(A)          in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)           in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term A Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)           Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

(iii)          Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)          the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B)           the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term A Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C)           the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding);

(D)          the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility; and

(E)           notwithstanding anything to the contrary herein, the rights of the Lenders to make assignment of their Commitments shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws.

(iv)          Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)           No Assignment to Certain Persons.  No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi)          No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(vii)         No Assignment Resulting in Additional Indemnified Taxes.  No such assignment in respect of any Revolving Credit Commitment shall be made to any Person that, (A) through its Lending Offices, cannot make Loans denominated in the applicable Alternative Currencies to the Borrower or (B) through the making of Loans to the Borrower through its Lending Offices, would subject the Borrower to additional Indemnified Taxes.

(viii)        Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the

Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(c)   Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)   Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant.  Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Notwithstanding anything to the contrary herein, the rights of the Lenders to grant participations in their Commitments shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws.

(e)   Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

(f)    Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)   Resignation as L/C Issuer or Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Bank of America may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender.  In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be.  If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto

(including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

10.07       Treatment of Certain Information; Confidentiality.  Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors, members and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same or at least as restrictive as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c) or Section 2.15(c) or (ii) any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

“Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information or otherwise in accordance with such Person’s customary practices.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

10.08       Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09       Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10       Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Sections 4.01 and 4.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11       Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12       Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13       Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)   the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b)   such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)   in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)   such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14       Governing Law; Jurisdiction; Etc.

(a)   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)   SUBMISSION TO JURISDICTION.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)   WAIVER OF VENUE.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)   SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

10.15       Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16       No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, or any other Person and (B) neither the Administrative Agent nor any Arranger nor any Lender has any obligation to the Borrower with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the

Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any other Arranger nor any other Lender has any obligation to disclose any of such interests to the Borrower.  To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17       Electronic Execution of Assignments and Certain Other Documents.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.18       USA PATRIOT Act.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.  The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the Act.

10.19       Time of the Essence.  Time is of the essence of the Loan Documents.

10.20       Gaming Boards.  The Administrative Agent and each of the Lenders agree to cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over the Borrower and its Subsidiaries, including the provision of such documents or other information as may be requested by any such Gaming Board relating to the Administrative Agent or the Lenders, to the Borrower and its Subsidiaries, or to the Loan Documents.

10.21       Nevada Gaming Collateral.  Subject to the release of any Collateral as contemplated by any of the Loan Documents, the Administrative Agent shall (or through one or more of its agents, sub-agents or sub-collateral agents shall), to the extent required by Nevada Gaming Regulations, retain possession of all pledged securities delivered to it consisting of capital stock of any Nevada gaming licensee or registered intermediary company within the State of Nevada at a location designated and approved by the applicable Gaming Board.

10.22       Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BALLY TECHNOLOGIES, INC.

By:	/s/ Neil Davidson
Name:	Neil Davidson
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Virginia Christenson
Name:	Virginia Christenson
Title:	Vice President / Sr. RelationshipMgr.

UNION BANK, N.A., as a Lender

By:	/s/ Justin Brauer
Name:	Justin Brauer
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shibani Faehnle
Name:	Shibani Faehnle
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle E. Orrock
Name:	Kyle E. Orrock
Title:	AVP

BBVA COMPASS, as a Lender

By:	/s/ Nancy Zella
Name:	Nancy Zella
Title:	SVP

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James A. Mazza
Name:	James A. Mazza
Title:	Assistant Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	MARK WALTON
Title:	AUTHORIZED SIGNATORY

COMERICA BANK, as a Lender

By:	/s/ Bryan C. Camden
Name:	Bryan C. Camden
Title:	Vice President

CREDIT AGREEMENT SCHEDULES

2.01	Commitments and Applicable Percentages
4.02(a)	Mortgaged Properties
5.03	Required Consents
5.08(b)	Existing Liens
5.08(c)	Real Property
5.08(d)	Leases
5.13	Subsidiaries; Other Equity Investments; Loan Parties
5.17	Intellectual Property
5.20	Labor Matters
6.12	Guarantors
6.18	Gaming Licenses
7.02	Existing Indebtedness
7.03(f)	Existing Investments
7.08	Transactions with Affiliates
7.09	Burdensome Agreements
10.02	Administrative Agent’s Office, Certain Addresses for Notices

Schedule 2.01
Commitments and Applicable Percentages

See Attached.

SCHEDULE 2.01

Bally Technologies, Inc.

LENDER:	REVOLVING CREDIT COMMITMENT:	APPLICABLE PERCENTAGE (REVOLVING COMMITMENTS):	TERM A COMMITMENT:	APPLICABLE PERCENTAGE (TERM A COMMITMENTS):	TOTAL:	PERCENTAGE OF TOTAL COMMITMENTS:
BANK OF AMERICA, N.A.	$63,809,523.81	15.952380953%	$47,857,142.86	15.952380953%	$111,666,666.67	15.952380953%
WELLS FARGO BANK, NATIONAL ASSOCIATION	$63,809,523.81	15.952380953%	$47,857,142.86	15.952380953%	$111,666,666.67	15.952380953%
UNION BANK, N.A.	$63,809,523.80	15.952380950%	$47,857,142.86	15.952380953%	$111,666,666.66	15.952380951%
KEYBANK NATIONAL ASSOCIATION	$42,857,142.86	10.714285715%	$32,142,857.14	10.714285713%	$75,000,000.00	10.714285714%
JPMORGAN CHASE BANK, N.A.	$42,857,142.86	10.714285715%	$32,142,857.14	10.714285713%	$75,000,000.00	10.714285714%
U.S. BANK NATIONAL ASSOCIATION	$42,857,142.86	10.714285715%	$32,142,857.14	10.714285713%	$75,000,000.00	10.714285714%
BBVA COMPASS	$28,571,428.57	7.142857143%	$21,428,571.43	7.142857143%	$50,000,000.00	7.142857143%
HSBC BANK USA, NATIONAL ASSOCIATION	$20,000,000.00	5.000000000%	$15,000,000.00	5.000000000%	$35,000,000.00	5.000000000%
GOLDMAN SACHS BANK USA	$17,142,857.14	4.285714285%	$12,857,142.86	4.285714287%	$30,000,000.00	4.285714286%
COMERICA BANK	$14,285,714.29	3.571428573%	$10,714,285.71	3.571428570%	$25,000,000.00	3.571428571%
	$400,000,000.00	100%	$300,000,000.00	100%	$700,000,000.00	100%

Schedule 4.02(a)
Mortgaged Properties

The real property (headquarters property) located at 6601 South Bermuda Road, Las Vegas, Clark County, Nevada, 89119.  Legal Description: Lot Two (2) Hughes Airport Center Phase III-Unit 1, as shown by map thereof on file in Book 44 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.

Schedule 5.03
Required Consents

Notices will be provided to the entities and jurisdictions below, with additional information as the Borrower deems appropriate or as may be required, on or subsequent to the Effective Date.

Jurisdiction

Alabama
Macon County Racing Commission
Poarch Band of Creek Indians Tribal Gaming Commission
Arkansas
Arkansas Racing Commission
Arizona
Ak-Chin Indian Community Tribal Gaming Agency
Arizona Department of Gaming
Cocopah Tribal Gaming Office
Colorado River Indian Tribes Department of Revenue and Finance
Fort McDowell Yavapai Nation-Community & Economic Development Dept.
Fort McDowell Yavapai Nation-Tribal Gaming Office
Gila River Gaming Commission
Gila River Indian Community-Office of the Treasurer
Pascua Yaqui Tribe Tribal Gaming Office
Quechan Tribal Gaming Commission
Quechan Tribal Gaming Commission-Economic Development Adminstration
Salt River Pima Indian Community (SRPIC) Gaming Regulatory Agency
San Carlos Apache Tribal Gaming Commission
Tohono O’Odham Nation Gaming Office
Tonto Apache Tribal Gaming Office
White Mountain Apache Tribal Gaming Commission
Yavapai-Apache Gaming Commission
California
Agua Caliente Gaming Commission
Alturas Rancheria Gaming Commission
Augustine Gaming Commission
Barona Gaming Commission
Bear River Tribal Gaming Commission
Berry Creek Rancheria Gaming Commission
Big Valley Rancheria Gaming Commission
Bishop Paiute Gaming Commission
Blue Lake Rancheria Tribal Gaming Commission
Cabazon Band of Mission Indians
Cahuilla Tribal Gaming Agency
Campo Tribal Gaming Commission
Chemehuevi Tribal Gaming Commission
Cher-Ae Heights Indian Community of the Trinidad Rancheria Gaming Commission
Colusa Indian Gaming Commission

Jurisdiction

Coyote Valley Gaming Commission
Dry Creek Gaming Commission
Elk Valley Rancheria Gaming Commission
Hoopa Valley Gaming Commission (application for license filed; awaiting response)
Hopland Gaming Commission
Jackson Rancheria Tribal Gaming Agency
La Posta Gaming Commission
Middletown Rancheria Tribal Gaming Regulatory Agency
Mooretown Tribal Gaming Commission
Morongo Tribal Gaming Authority
Pala Gaming Commission
Paskenta Tribal Gaming Commission
Pauma-Yuima Gaming Commission
Pechanga Gaming Commission
Picayune Tribal Gaming Commission
Pit River Gaming Commission
Quechan Tribal Gaming Commission (California side)
Redding Rancheria Tribal Gaming Commission
Resighini Rancheria Tribal Gaming Commission
Rincon Gaming Commission
Robinson Rancheria Gaming Commission
Round Valley Indian Tribe Gaming Commission
San Manuel Gaming Commission
San Pasqual Tribal Gaming Commission
Santa Rosa Rancheria Gaming Commission
Santa Ynez Band of Chumash Indians Tribal Gaming Agency
Sherwood Valley Gaming Commission
Smith River Rancheria Tribal Gaming Commission
Soboba Tribal Gaming Commission
State of California Gambling Control Commission
Susanville Indian Rancheria Gaming Commission
Sycuan Band of Mission Indians Gaming Commission
Table Mountain Rancheria Tribal Gaming Commission
Torres Martinez Tribal Gaming Agency
Tule River Gaming Commission
Tuolumne Me-Wuk Tribal Gaming Agency
Twenty Nine Palms Gaming Commission
United Auburn Indian Community Tribal Gaming Agency
Viejas Tribal Gaming Commission
Yocha Dehe Tribal Gaming Agency (f/k/a Rumsey Tribal Gaming Agency)
Colorado
Colorado River Indian Tribes Gaming Agency
Southern Ute Indian Tribe Division of Gaming
State Of Colorado, Dept Of Revenue, Division Of Gaming (f/k/a Colorado Division of Gaming)
Ute Mountain Ute Gaming Commission
Connecticut

Jurisdiction

Mashantucket Pequot Tribal Gaming Commission
Mohegan Tribal Gaming Commission
State of Connecticut Department of Revenue Services Divisionof Special Revenue
Delaware
State of Delaware, Dept. of Finance-State Lottery Office
Florida
Miccosukee Tribal Gaming Agency
Port of Miami
Seminole Tribe of Florida
State of Florida Dept. of Business and Professional Regulation Division of Pari-mutuel Wagering (f/k/a State of Florida Division of Pari-Mutuel Wagering)
Iowa
Iowa Lottery
Iowa Racing & Gaming Commission Des Moines Office
Omaha Tribe of Nebraska and Iowa Tribal Gaming Commission
Sac & Fox Tribe of the Mississippi in Iowa Gaming Commission
Winnebago Gaming Commission
Idaho
Coeur d’Alene Tribal Gaming Board
Nez Perce Tribe Gaming Commission
Shoshone-Bannock Gaming Commission (Fort Hall Indian Reservation)
Shoshone-Bannock Tribes Business License Department
Illinois
Illinois Gaming Board
Indiana
Indiana Gaming Commission
Kansas
Iowa Tribe of Kansas and Nebraska
Kickapoo Tribe Gaming Commission
Kickapoo Tribe in Kansas - Accounting Dept. Revenue & Taxation
Prairie Band Potawatomi Tribal Gaming Commission
Sac & Fox Nation of Missouri Tribal Gaming Commission
Louisiana
Coushatta Tribe of Louisiana Tribal Gaming Commission
Louisiana Economic Development and Gaming Corporation
Louisiana State Police Casino Gaming Division
Louisiana State Police, Gaming Enforcement Division, Gaming licensing section
Louisiana State Police Indian Casino Gaming Division
Louisiana State Police, Riverboat Gaming Division, Gaming Licensing section
Tunica-Biloxi Gaming Commission
Maine
Maine State Police, Gambling Control Unit
Michigan
Bay Mills Gaming Commission
Grand Traverse Band of Ottawa & Chippewa Indians Gaming Commission
Hannahville Indian Tribal Gaming Commission (f/k/a Chip-In’s Island Resort Casino Tribal Gaming Board of

Jurisdiction

Directors)
Keweenaw Bay Tribal Center
Lac Vieux Band of Lake Superior Chippewa Tribal Government
Little River Band of Ottawa Indians Gaming Commission
Little Traverse Bay Bands of Odawa Indians Gaming Regulatory Commission
Michigan Gaming Control Board (1)
Pokagon Band of Potawatomi Indians
Sault Ste. Marie Tribe of Chippewa Indians Gaming Commission
The Saginaw Chippewa Indian Tribe of Michigan Gaming Commission
Minnesota
Fond Du Lac Band of Lake Superior Chippewa
Leech Lake Band of Ojibwe Regulatory Board
Lower Sioux Indian Community in Minnesota
Mille Lacs Band of Ojibwe Indians Gaming Regulatory Authority
Minnesota Department of Public Safety, Alcohol & Gambling Enforcement Division
Prairie Island Indian Community Gaming Commission
Red Lake Gaming Commission
Shakopee Mdewakanton Sioux Community Gaming Commission
Upper Sioux Community Gaming Commission
Missouri
Eastern Shawnee Tribe Office of the Gaming Commission
Missouri Gaming Commission (1)
Mississippi
Mississippi Band of Choctaw Indians Choctaw Gaming Commission
Mississippi Gaming Commission (1)
Montana
Chippewa Cree Tribal Gaming Commission (application filed; awaiting response)
State of Montana Department of Justice Gambling Control Division
North Carolina
Cherokee Tribal Gaming Commission
North Dakota
Spirit Lake Tribe Tax Department
Standing Rock Sioux Tribe Gaming Commission
Standing Rock Sioux Tribe Gaming Commission
Three Affiliated Tribes Gaming Commission
Nebraska
Rosebud Sioux Tribe (RST) Gaming Office
New Jersey
New Jersey Division of Gaming Enforcement
New Mexico
Jicarilla Apache Gaming Regulatory Commission
Mescalero Apache Tribal Gaming Commission
New Mexico Gaming Control Board
Ohkay Owingeh (San Juan Pueblo) Gaming Commission
Pueblo of Pojoaque Gaming Commission (f/k/a Pojoaque Pueblo Gaming Commission)
Pueblo of Laguna Tribal Gaming Regulatory Authority

Jurisdiction

Pueblo of Tesuque Gaming Commission
Pueblo of Tesuque Tax & Revenue Office
Pueblo of Sandia Tribal Gaming Commission (f/k/a Sandia Tribal Gaming Commission)
Pueblo of Santa Ana Gaming Regulatory Commission (f/k/a Santa Ana Gaming Regulatory Commission)
Pueblo of Acoma Gaming Commission (f/k/a Acoma Gaming Commission (Pueblo of Acoma))
Pueblo of Isleta Gaming Regulatory Agency (f/k/a Isleta Gaming Commission)
San Felipe Pueblo Gaming Regulatory Commission
Santa Clara Pueblo Gaming Commission
Taos Pueblo Gaming Commission
Nevada
Nevada Gaming Commission (1)
New York
Cayuga Nation of New York(Haudenosaunee Cayuga Nation)
New York State Division of the Lottery
Seneca Gaming Authority
St. Regis Mohawk Tribal Gaming Commission
State of New York Racing and Wagering Board
Oklahoma
Absentee Shawnee Tribal Gaming Commission — (temporary, non-expiring license received)
Apache Gaming Commission
Cherokee Nation
Cheyenne & Arapaho Tribe of Oklahoma Gaming Commission
Chickasaw Nation (Enterprise) office of the Gaming Commission
Choctaw Nation of Oklahoma Gaming Commission
Citizen Potawatomi Nation Gaming Commission
Comanche Nation Gaming Commission
Delaware Nation Gaming Commission
Fort Sill Apache Gaming Commission
Iowa Tribe of Oklahoma
Kickapoo Tribe of Oklahoma Gaming Commission
Kiowa Tribal Gaming Commission
Modoc Tribe of Oklahoma
Muscogee (Creek) Nation Office of Public Gaming
Oklahoma Horse Racing Commission
Osage Nation Gaming Commission
Otoe-Missouria Gaming Commission
Ottawa Gaming Commission
Pawnee Nation Gaming Commission
Peoria Gaming Commission
Ponca Tribal Gaming Commission
Quapaw Tribal Gaming Agency
Sac and Fox Nation Gaming Commission
Wyandotte Nation Gaming Commission
Seminole Nation Gaming Commission
Seneca Cayuga Tribe
Thlopthlocco Tribal Town Gaming Commission

Jurisdiction

Tonkawa Tribal Gaming Commission
Oregon
Burns Paiute Gaming Commission
Confederated Tribes Gaming Commission (f/k/a Confederated Tribes of Coos, Lower Umpqua and Suislaw Indians Tribal Gaming Commission)
Confederated Tribes of the Umatilla Indian Reservation
Coquille Gaming Commission
Cow Creek Gaming & Regulatory Commission
Grand Ronde Gaming Commission
Klamath Tribes Gaming Regulatory Commission
Oregon Department of State Police Gaming Enforcement Division
Oregon State Lottery
Siletz Tribal Gaming Regulatory Agency
Pennsylvania
Pennsylvania Gaming Control Board
Rhode Island
Rhode Island State Police-Lottery Investigations
State of Rhode Island Division of Commerical Licensing
South Dakota
Flandreau Santee Sioux Tribe
Oglala Sioux Tribal Gaming Commission
Sisseton-Wahpeton Oyate Gaming Commission (f/k/a Sisseton-Wahpeton Sioux Tribe Gaming Commission)
South Dakota Commission on Gaming
Yankton Sioux Gaming Commission
Yankton Sioux Tribal Tax Deparment
Texas
Kickapoo Traditional Tribe of Texas Gaming Commission
Texas Comptroller of Public Accounts
Washington
Chehalis Tribal Gaming Commission
Colville Tribal Gaming Commission Backgrounds Department
Jamestown S’Klallam Tribal Gaming Agency
Kalispel Tribal Gaming Agency
Lummi Tribal Gaming Commission
Muckleshoot Gaming Commission
Nisqually Tribal Gaming Commission
Nooksack Tribe Gaming Commission
Port Gamble S’Klallam Tribal Gaming Agency
Puyallup Tribal Gaming Regulatory Office
Quinault Tribal Gaming Agency
Shoalwater Bay Tribal Gaming Commission
Skokomish Tribal Gaming Commission
Snoqualmie Gaming Commission
Squaxin Island Gaming Commission
Stillaguamish Tribal Gaming Agency
Suquamish Tribal Gaming Commission

Jurisdiction

Swinomish Gaming Commission
Tulalip Tribal Gaming Agency
Upper Skagit Gaming Commission
Washington State Gambling Commission
Yakama Nation Gaming Commission
Wisconsin
Ho-Chunk Nation Gaming Commission
Menominee Tribal Gaming Commission
Mohican Gaming Commission
Oneida Compliance Division
St. Croix Chippewa Indians of Wisconsin Office of Compliance
State of Wisconsin Dept of Administration Division of Gaming (Office of Indian Gaming)
West Virginia
West Virginia Lottery
Wyoming
Northern Arapaho Gaming Agency
Canada
Alberta Gaming and Liquor Commission
Atlantic Lottery Corporation (Province of New Brunswick)
British Columbia Public Safety and Solicitor General, Gaming Policy and Enforcement (1)
Manitoba Gaming Control Commission
Atlantic Lottery Corporation (Province of New Brunswick)
Alcohol and Gaming Commission of Ontario (AGCO)
Nova Scotia Alcohol and Gaming Authority
Surete du Quebec (Police)
Saskatchewan Liquor & Gaming Authority

See also Schedule 6.18.

Schedule 5.08(b)
Existing Liens

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Sierra Design Group	NV SOS	PDS Gaming Corporation	Initial 2003021333-8 08/07/03	E(C) & Specified Percentage of Payments

		Canyon Capital Advisors LLC, As Agent	Assignment 2003021405-1 08/08/03		Change of secured party

		PDS Gaming Corporation	Assignment 2006015534-2 05/15/06		Change of secured party

Bally Gaming, Inc.			Amendment 2006033871-8 10/09/06		Add debtor Bally Gaming, Inc.

		D.B. Zwim Finance, LLC	Assignment 2006033872-0 10/09/06		Change of secured party

		Fortress Credit Corp.	Assignment 2007017273-2 05/30/07		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008018975-3 06/16/08		Change of secured party

			Assignment 2008022670-3 07/21/08		Assignment of collateral under initial UCC1

Continuation 2008023536-0 07/29/08

		Fortress Credit Corp. 1345 Avenue of the Americas New York, NY 10105	Assignment 2008024700-0 08/07/08		Change of secured party

Sierra Design Group	NV SOS	PDS Gaming Corporation	Initial 2003021337-6 08/07/03	E(C) & Specified Percentage of Payments

		Canyon Capital Advisors LLC, As Agent	Assignment 2003021406-3 08/08/03		Change of secured party

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

		PDS Gaming Corporation	Assignment 2006015535-4 05/15/06		Change of secured party

Bally Gaming, Inc.			Amendment 2006033873-2 10/09/06		Add debtor Bally Gaming, Inc.

		D.B. Zwim Finance, LLC	Assignment 2006033874-4 10/09/06		Change of secured party

		Fortress Credit Corp.	Assignment 2007017272-0 05/30/07		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008018978-9 06/16/08		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008022671-5 07/21/08		Change of secured party

			Continuation 2008023538-4 07/29/08		Change of secured party

		Fortress Credit Corp. 1345 Avenue of the Americas New York, NY 10105	Assignment 2008024701-2 08/07/08		Change of secured party

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 200329788-9 11/06/03	E(S)

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 200329789-1 11/06/03	E(S)

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 200329790-4 11/06/03	E(S)

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 200329791-6 11/06/03	E(S)

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 200329792-8 11/06/03	E(S)

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 2003033595-6 12/17/03	E(S)

Sierra Design Group	NV SOS	Young Electric Sign Company 5119 S. Cameron Street Las Vegas, NV 59118	Initial 2003033646-5 12/17/03	E(S)

Sierra Design Group	NV SOS	Bank of America, N.A., As Administrative Agent 555 South Flower Street, 17th Fl. Los Angeles, CA 90071	Initial 2004006711-3 03/04/04	B

Bally Gaming Inc.	NV SOS	American Express Business Finance 600 Travis Street Houston, TX 77002	Initial 03/29/04 2004010151-1	E

Continuation 2008038111-7 12/17/08

Sierra Design Group	NV SOS	PDS Gaming Corporation	Initial 2004020806-2 07/01/04	E(C) & related Lease Payments and Other Assets

		Fortress Credit Corp.	Assignment 2007017271-8 05/30/07		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008019018-6 06/16/08		Change of secured party

		Fortress Credit Corp.	Assignment 2008020117-9 06/25/08		Change of secured party

		Fortress Credit Co. LLC 1345 Avenue of the Americas New York, NY 10105	Assignment 2008020462-0 06/26/08		Change of secured party

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Sierra Design Group	NV SOS	PDS Gaming Corporation	Initial 2004020810-1 07/01/04	E(C) & related Lease Payments and Other Assets

		Cochran Road, LLC, as Agent	Assignment 2004021130-0 07/06/04		Change of secured party

		D.B. Zwim Finance, LLC	Assignment 2006033890-8 10/09/06		Change of secured party

		Fortress Credit Corp.	Assignment 2007017270-6 05/30/07		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008019022-5 06/16/08		Change of secured party

		Fortress Credit Corp.	Assignment 2008020129-4 06/25/08		Change of secured party

		Fortress Credit Co. LLC 1345 Avenue of the Americas New York, NY 10105	Assignment 2008020459-3 06/26/08		Change of secured party

Sierra Design Group Sierra Design	NV SOS	WMS Gaming, Inc. 800 South Northpoint Blvd. Waukegan, IL 60085	Initial 2005004753-1 02/09/05	E(S) & proceeds thereof

Sierra Design Group	NV SOS	WMS Gaming, Inc. 800 S. Northpoint Blvd Waukegan, IL 60085	Initial 2008028764-8 09/17/08	E(S) & proceeds thereof

Bally Gaming, Inc.	NV SOS	PDS Gaming Corporation	Initial 2004020807-4 07/01/04	E(C) & related Lease Payments and Other Assets

		Cochran Road, LLC, As Agent	Assignment 2004021128-5 07/06/04		Change of secured party

		D.B. Zwim Finance, LLC	Assignment 2006033886-9 10/09/06		Change of secured party

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

		Fortress Credit Corp.	Assignment 2007017275-6 05/30/07		Change of secured party

		PDS Special Purpose III, LLC	Assignment 2008018984-2 06/16/08		Change of secured party

		Fortress Credit Corp.	Assignment 2008020119-3 06/25/08		Change of secured party

		Fortress Credit Co. LLC 1345 Avenue of the Americas New York, NY 10105	Assignment 2008020460-6 06/26/08		Change of secured party

Bally Gaming, Inc.	NV SOS	PDS Gaming Corporation	Initial 2004020814-9 07/01/04	E(C) & related Lease Payments and Other Assets

		Cochran Road, LLC, As Agent	Assignment 2004021127-3 07/06/04		Change of secured party

		D.B. Zwim Finance, LLC	Assignment 2006033885-7 10/09/06		Change of secured party

		Fortress Credit Corp.	Assignment 2007017274-4 05/30/07		Change of secured party

		PDS Special Purposes III, LLC	Assignment 2008018979-1 06/16/08		Change of secured party

		Fortress Credit Corp.	Assignment 2008020130-7 06/25/08		Change of secured party

		Fortress Credit Co. LLC 1345 Avenue of the Americas New York, NY 10105	Assignment 2008020455-5 06/26/08		Change of secured party

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2005008865-2 03/24/05	E(S)

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Compudigm Services, Inc.	NV SOS	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	Initial 2006018296-9 06/08/06	E

Amendment 2007002823-2 01/29/07

Bally Gaming, Inc.	NV SOS	D.B. Zwim Finance, LLC 745 Fifth Avenue, 18th Floor New York, NY 10151 and PDS Gaming- International, LLC 6280 Annie Oakley Drive Las Vegas, NV 89120	Initial 2006023783-9 07/27/06	O Certain Promissory Notes, related Payments and Other Assets

Bally Gaming, Inc. Sierra Design Group	NV SOS	D.B. Zwim Finance, LLC and PDS Gaming- Corporation	Initial 2006026063-6 08/15/06	E(C) & related payments and accounts

		Liberty Harbor Master Fund I, L.P. as Agent 1 New York Plaza New York, NY 10004	Assignment 2008017407-9 06/02/08		Change of secured party

Bally Gaming, Inc. Sierra Design Group	NV SOS	D.B. Zwim Finance, LLC and PDS Gaming- Corporation	Initial 2006026064-8 08/15/06	E(C) & related payments and accounts

		Liberty Harbor Master Fund I, L.P. as Agent 1 New York Plaza New York, NY 10004	Assignment 2008017406-7 06/02/08		Change of secured party

Bally Gaming, Inc. Sierra Design Group	NV SOS	D.B. Zwim Finance, LLC and PDS Gaming- Corporation	Initial 2006026066-2 08/15/06	E(C) & related payments and accounts

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

		Liberty Harbor Master Fund I, L.P. as Agent 1 New York Plaza New York, NY 10004	Assignment 2008017404-3 06/02/08		Change of secured party

Bally Gaming, Inc. Sierra Design Group	NV SOS	D.B. Zwim Finance, LLC and PDS Gaming- Corporation	Initial 2006028273-3 08/22/06	E(C) & related payments and accounts

		Liberty Harbor Master Fund I, L.P. as Agent 1 New York Plaza New York, NY 10004	Assignment 2008017405-5 06/02/08		Change of secured party

Bally Technologies, Inc.	NV SOS	D.B. Zwim Finance, LLC and PDS Gaming- Corporation	Initial 2006031418-6 09/20/06	E(C)

		Liberty Harbor Master Fund I, L.P. as Agent 1 New York Plaza New York, NY 10004	Assignment 2008017402-9 06/02/08

Bally Technologies, Inc.	NV SOS	CIT Technology Financing Services, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	Initial 2006032160-0 09/26/06	E(C)

Bally Technologies, Inc.	NV SOS	CIT Technology Financing Services, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	Initial 2006032894-5 10/02/06	E(C)

Bally Technologies, Inc.	NV SOS	D.B. Zwim Finance, LLC	Initial 2006036609-6 11/02/06	E(C)

		Bank of Wyoming 435 Arapahoe Thermopolis, WY 82443	Assignment 2008017653-0 06/03/08		Change of secured party

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Bally Technologies, Inc.	NV SOS	Fortress Credit Corp. & PDS Gaming Corporation	Initial 2006042520-6 12/28/06	E(C)

		PDS Special Purpose III, LLC	Assignment 2008019041-5 06/16/08		Change of secured party

		Fortress Credit Corp.	Assignment 2008019763-5 06/20/08		Change of secured party

		Fortress Credit Co LLC	Assignment 2008020502-6 06/26/08		Change of secured party

		Fortress Credit Co LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10105	Assignment 2008020512-7 06/26/08		Appears to be duplicate filing to change secured party

Bally Technologies, Inc.	NV SOS	Toshiba Financial Services 1961 Hirst Drive Moberly, MO 65270	Initial 200703100-1 01/30/07	E(C)

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2007009884-7 03/29/07	E(S)

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2007012637-9 04/20/07	E(S)

Bally Gaming, Inc.	NV SOS	Arrow Electronics, Inc. 50 Marcus Drive Melville, NY 111747	Initial 2007018336-7 06/07/07	E(C)

Compudigm Services, Inc.	NV SOS	Bally Technology Inc. 6601 S. Bermuda Road Las Vegas, NV 89119	Initial 2007032384-6 10-01-07	E

Sierra Design Group	NV SOS	WMS Gaming, Inc. 800 S. Northpoint Blvd. Waukegan, IL 60095	Initial 2008028764-8 09/17/08	E

Sierra Design Group	NV SOS	Greatamerica Leasing Corporation PO Box 609 Cedar Rapids, IA 52406-0609	Initial 2007040336-5 12/07/07	E

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2008039252-6 12/31/08	E(S)

Bally Gaming, Inc.	NV SOS	Key Equipment Finance Inc. 1000 South McCaslin Blvd. Superior, CO 80027	Initial 2009007584-3 03/25/09	E(C)

Bally Technologies, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009017694-8 07/17/09	E(S)

Bally Technologies, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009021159-0 08/28/09	E(S)

Bally Technologies, Inc. Bally Gaming, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009022051-3 09/10/09	E(S)

Bally Technologies, Inc. Bally Gaming, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009022052-5 09/10/09	E(S)

Bally Technologies, Inc. Bally Gaming, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009022053-7 09/10/09	E(S)

Bally Technologies, Inc. Bally Gaming, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2009022550-1 09/16/09	E(S)

Bally Gaming, Inc.	NV SOS	Greatamerica Leasing, Corp. PO Box 609 Cedar Rapids, IA 52406	Initial 2010006022-5 03/10/10	E(S)

DEBTOR(S)	JURISDICTION SEARCHED	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL DESCRIPTION	COMMENT

Bally Technologies, Inic.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2010013519-7 05/28/10	E(S)

Bally Technologies, Inc. Bally Gaming, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2010015384-2 06/18/10	E(S)

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2010019909-0 08/09/10	E(S)

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2011001559-9 01/21/11	E(S)

Bally Gaming, Inc.	NV SOS	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	Initial 2011002243-1 01/27/11	E(S)

Bally Technologies, Inc.	NV SOS	Die-Tech and Engineering, Inc. 4620 Herman Ave SW Grand Rapids, MI 49509	Initial 2011004364-9 02/23/11	E(S)

Schedule 5.08(c)
Owned Real Property

The real property (headquarters property) located at 6601 South Bermuda Road, Las Vegas, Clark County, Nevada, 89119.  Legal Description: Lot Two (2) Hughes Airport Center Phase III-Unit 1, as shown by map thereof on file in Book 44 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, owned by Bally Gaming, Inc.

Schedule 5.08(d)
Leases

(i) Leased Real Property (Lessee)

None.

(ii) Leased Real Property (Lessor)

	LANDLORD	ADDRESS

NEVADA	Bre/NV Hughes Airport # 1 LLC	350 Pilot Rd., Las Vegas, NV 89119

	I.S. Peppermill Limit Partnership & I.S. Trails at Northpoint LLC	6655 So. Bermuda Rd., Las Vegas, NV 89119

	Pannattoni Investments/D. Roberts Investments	950 Sandhill Rd., Reno, NV 89521

	South Meadow Business Park Investors, c/o Pannattoni Investments	900 Sandhill Rd., Reno, NV 89521

NEW JERSEY	Bellevue Properties	3133 Fire Rd., Atlantic City, NJ 08234

	Rylocait Inc./Ramsey Associates	2501 Fire Rd., Atlantic City, NJ 08234

Schedule 5.13
Subsidiaries; Other Equity Investments; Loan Parties

(a)  Subsidiaries

U.S.

Subsidiary	Jurisdiction of Organization	Owner(s) and Percentage(s)

Arcade Planet, Inc	California	Sierra Design Group; 100%

Bally Gaming International, Inc.	Delaware	Alliance Holding Company; 100%

CMS, LLC(1)	Mississippi	Bally Gaming, Inc.; 100%

Alliance Holding Company	Nevada	Bally Technologies, Inc.; 100%

Bally Gaming, Inc.	Nevada	Bally Gaming International, Inc.; 100%

Sierra Design Group	Nevada	Bally Gaming, Inc.; 100%

Arcade Prizes, LLC(2)	Nevada	Arcade Planet, Inc.; 100%

Casino Electronics, Inc.	Nevada	Bally Technologies, Inc.; 100%

Foreign Gaming Ventures, Inc.(3)	Nevada	Bally Technologies, Inc.; 100%

United Gaming Rainbow(4)	Nevada	Foreign Gaming Ventures, Inc.; 100%

Bally Gaming LP, LLC	Nevada	Bally Gaming Inc.; 100%

Bally Gaming GP, LLC	Nevada	Bally Gaming, Inc.; 100%

Compudigm Services, Inc.	Nevada	Bally Gaming, Inc.; 100%

Bally Gaming Services, LLC	Nevada	BGI Gaming & Systems, S. DE R.L. DE C.V.; 100%

(1)          Expected to be dissolved.

(2)          Expected to be dissolved.

(3)          Expected to be dissolved.

(4)          Expected to be dissolved.

Non-U.S.

Subsidiary	Jurisdiction of Organization	Owner(s) and Percentage

B.G.I. Australia Pty. Limited	Australia	Bally Gaming, Inc.; 99.99% (an ex-employee of the company holds 1 share)

Bally Technologies Bermuda, L.P.	Bermuda	Bally Gaming GP, LLC; General Partner Bally Gaming LP, LLC; Limited Partner Collectively, 100%

Bally Gaming Canada Ltd.	Canada	Bally Gaming, Inc.; 100%

Bally Gaming and Systems	France	BGI Acquisition Company; 100%

Bally Gaming International GmbH	Germany	Bally Gaming, Inc.; 100%

Bally Gaming Hong Kong Limited	Hong Kong	Bally Gaming, Inc.; 100%

Bally Technologies India Private Limited	India	Bally Gaming, Inc.; 100%

Bally Macau Limited	Macau	Bally Gaming, Inc.; 90% Bally Gaming International, Inc.; 10%

BGI Gaming & Systems, S. DE R.L. DE C.V.	Mexico	Bally Gaming, Inc.; 99% Bally Gaming International, Inc.; 1%

Bally Servicios, S. de R.L. de C.V.	Mexico	BGI Gaming & Systems, S. DE R.L. DE C.V.; 99% Bally Gaming, Inc.; 1%

Bally Gaming de Puerto Rico, Inc.	Puerto Rico	Bally Gaming, Inc.; 100%

Bally Gaming d.o.o.	Slovenia	Bally Gaming, Inc.; 100%

Bally Gaming Africa (Proprietary) Ltd.	South Africa	Bally Gaming, Inc.; 100%

Bally Technologies Spain, S.L.U.	Spain	Bally Gaming, Inc.; 100%

Bally Gaming and Systems UK Limited	United Kingdom	Bally Gaming, Inc.; 100%

Crown Gaming Limited	United Kingdom	Bally Gaming and Systems UK; 100%

Honeyframe Cashmaster Limited	United Kingdom	Bally Gaming and Systems UK; 100%

Bally Gaming and Systems, S.A.	Uruguay	Bally Gaming, Inc.; 100%

Bally Gaming Netherlands I B.V.	Netherlands	Bally Gaming, Inc.; 100%

Bally Gaming Netherlands II B.V.	Netherlands	Bally Gaming, Inc.; 100%

Bally Gaming Netherlands III B.V.	Netherlands	Bally Gaming Netherlands II B.V.; 100%

Importadora Bally Technologies Chile Limitada	Chile	Bally Gaming Netherlands III B.V.; 99% and Bally Gaming Netherlands II B.V.; 1%

Bally Technologies Italy S.R.L. Unipersonale	Italy	Bally Gaming Netherlands II B.V.; 100%

Bally Technologies Singapore PTE, Ltd.	Singapore	Bally Gaming Netherlands II B.V.; 100%

Bally Techonologies Colombia SAS	Colombia	Bally Gaming, Inc.; 100%

(b)  Other Equity Investments

None.

(c)  Loan Parties

	Entity — U.S.	Jurisdiction	Address of Principal Place of Business	Taxpayer ID#

1.	Bally Technologies, Inc.	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0104066

2.	Arcade Planet, Inc	California	6601 South Bermuda Road, Las Vegas, Nevada, 89119	94-3261265

3.	Bally Gaming International, Inc.	Delaware	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0274743

4.	CMS, LLC(5)	Mississippi	6601 South Bermuda Road, Las Vegas, Nevada, 89119	81-0569698

5.	Alliance Holding Company	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0359253

6.	Bally Gaming, Inc.	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0276064

(5)          Expected to be dissolved.

7.	Sierra Design Group	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0373993

8.	Arcade Prizes, LLC(6)	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	N/A

9.	Casino Electronics, Inc.	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0151764

10.	Foreign Gaming Ventures, Inc. (7)	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0274702

11.	United Gaming Rainbow(8)	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0307744

12.	Bally Gaming LP, LLC	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	N/A

13.	Bally Gaming GP, LLC	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	N/A

14.	Compudigm Services, Inc.	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	88-0470678

15.	Bally Gaming Services, LLC	Nevada	6601 South Bermuda Road, Las Vegas, Nevada, 89119	27-2951744

(6)          Expected to be dissolved.

(7)          Expected to be dissolved.

(8)          Expected to be dissolved.

Schedule 5.17
Intellectual Property

The Borrower is currently subject to litigation with respect to intellectual property matters as disclosed in the Company’s Form 10-K filed Aug. 26, 2010.

Intellectual Property

See Intellectual Property Annex.

Wednesday, April 6, 2011	Pending Trademarks List

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

8 Horses	United States of America	03-15-11, 4		85265204	Pending	WM
	ORD	Bally Gaming, Inc.				PN

Class:

Alaskan Oil Baron	United States of America	12-22-10, 10		85204433	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Alice and the Scattered Hearts	European Community	01-21-11, 1		009671595	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Alice and the Scattered Hearts	United States of America	01-25-11, 18		85226041	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		BR

Class:

All About Money	European Community	01-21-11, 2		009671793	Pending	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011		SH

Class:

All About Money	United States of America	05-10-10, 1		85034505	Pending	JKa
	ORD	Bally Gaming, Inc.		10-May-2010

Class:

Aloha Beach	United States of America	12-22-10, 9		85204439	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Aloha Delight	United States of America	12-22-10, 7		85204441	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Aloha Island	United States of America	12-22-10, 6		85204442	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

1

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Aloha Luau	United States of America	12-22-10, 4		85204445	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Alpha 2	European Community	01-21-11, 3		009671851	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Alpha Pro	United States of America	11-13-09, 4		77872579	Allowed	GT
	ORD	Bally Gaming, Inc.		13-Nov-2009	20-July-2010

Class:

Amazing Wins	United States of America	01-27-11, 3		85227728	Pending
	ORD	Bally Gaming, Inc.		27-Jan-2011

Class:

Amber Rays	United States of America	01-27-11, 4		85227767	Pending
	ORD	Bally Gaming, Inc.		27-Jan-2011

Class:

American Original	European Community	01-21-11, 4		009671892	Pending	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011		SH

Class:

American Original	Mexico	01-12-11, 25			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Asian Treasures	United States of America	01-25-11, 5		85225971	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		KK

Class:

Aussie Gold	United States of America	01-12-11, 25		85152118	Pending	JKa
	ORD	Bally Gaming, Inc.		13-Oct-2010

Class:

2

	Country	Case Number		Application Number	Status
	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Bacchus Gold	European Community	01-21-11, 5		009671926	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Bacchus Gold	United States of America	05-03-10, 14		85028995	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	BW

Class:

3

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Bally Gaming	Australia	12		676371	Pending
	ORD	Bally Gaming, Inc.		26-Oct-1995

Class:

Bally Gaming	British Columbia	45		02-108.148	Registered
	ORD			28-Nov-2002

Class:

Bally Gaming	British Columbia	46		02-108.154	Registered
	ORD			28-Nov-2002

Class:

Bally Gaming	British Columbia	47		02-108.157	Registered
	ORD			28-Nov-2002

Class:

Bally Gaming	British Columbia	48		02-108.160	Registered
	ORD			28-Nov-2002

Class:

Bally Gaming	Colombia	03-16-11, 1		02-108.148	Pending
	ORD	Bally Gaming, Inc.		28-Nov-2002

Class:

Bally Gaming	Colombia	03-16-11, 2		02-108.154	Pending
	ORD	Bally Gaming, Inc.		28-Nov-2002

Class:

Bally Gaming	Colombia	03-16-11, 3		02-108.157	Pending
	ORD	Bally Gaming, Inc.		28-Nov-2002

Class:

Bally Gaming	Colombia	03-16-11, 4		02-108.160	Pending
	ORD	Bally Gaming, Inc.		28-Nov-2002

Class:

4

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Bally Gaming	Russian Federation	114		2406813549	Pending
	ORD	Bally Gaming International, Inc.		18-Oct-2003

Class:

Bally Gaming	Switzerland	137		00758/2001	Pending
	ORD	Bally Gaming, Inc.		01-Jan-2024

Class:

Bally Gaming	Venezuela	165		199950	Pending
	ORD	Bally Gaming, Inc.		01-Jan-2008

Class:

Beijing Treasures	United States of America	03-15-11, 1		85265209	Pending	WM
	ORD	Bally Gaming, Inc.		11-Mar-2011		MS

Class:

Big Sevens	Australia	01-12-11, 2		1393552	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Black and White	United States of America	10-09-09, 15		77845275	Allowed
	ORD	Bally Gaming, Inc.		09-Oct-2009	16-March-2010

Class:

Black and White 7s	Australia	01-14-11, 3		1381558	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Black and White Millionaire Sevens	United States of America	12-11-09, 3		77892006	Allowed	WM
	ORD	Bally Gaming, Inc.		11-Dec-2009	06-July-2010	BW

Class:

Black and White Sevens	Mexico	01-13-11, 1			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

5

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Black Star	European Community	01-21-11, 6		009671975	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Black Star	United States of America	05-03-10, 16		85028980	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	RN

Class:

Blazing 7s	Australia	01-14-11, 4		1381560	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Blazing Dragons	European Community	01-21-11, 7		009672023	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Blazing Dragons	United States of America	01-12-11, 26		85164003	Published	WM
	ORD	Bally Gaming, Inc.		28-Oct-2010	15-March-2011	KK

Class:

Blazing Millionaire 7’s	United States of America	12-11-09, 4		77892004	Allowed	WM
	ORD	Bally Gaming, Inc.		11-Dec-2009	06-July-2010	BW

Class:

Blazing Sevens	European Community	01-21-11, 8		009672049	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Blazing Sevens	Mexico	01-13-11, 2			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Blazing Sun	United States of America	05-03-10, 10		85028966	Allowed	JM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	MD

Class:

6

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Bondi	United States of America	03-15-11, 3		85265205	Pending	WM
	ORD	Bally Gaming, Inc.		11-Mar-2011		KK

Class:

Breakthrough Bonus	United States of America	01-20-11, 1		85221567	Pending	WM
	ORD	Bally Gaming, Inc.		19-Jan-2011		RN

Class:

Bullseye Bonus	United States of America	05-03-10, 9		85028974	Published	WM
	ORD	Bally Gaming, Inc.		03-May-2010	22-March-2011	RN

Class:

Burger Run	United States of America	03-15-11, 14		85251200	Pending	JM
	ORD	Bally Gaming, Inc.		24-Feb-2011		LS

Class:

Buried Treasures	Mexico	01-13-11, 3			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Calamity Jane	United States of America	01-25-11, 6		85225995	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		MG

Class:

Caliph’s Treasures	United States of America	01-12-11, 27		85164012	Published	WM
	ORD	Bally Gaming, Inc.		28-Oct-2010	15-March-2011	VR

Class:

Cannonball Wild	United States of America	01-12-11, 28		85157477	Published	WM
	ORD	Bally Gaming, Inc.		20-Jan-2010	15-February-2011	KK

Class:

Cash Cruise	United States of America	04-01-11, 2		85284312	Pending	WM
	ORD	Bally Gaming, Inc.		01-Apr-2011		JKe

Class:

7

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Cash Eclipse	United States of America	05-07-09, 12		77731919	Allowed	WM
	ORD	Bally Gaming, Inc.		07-May-2009	15-September-2009	JKe

Class:

Cash For Life	Argentina	3		2.411.229	Pending
	ORD	Bally Gaming International, Inc.		02-Mar-2006

Class:

Cash Mountain	Australia	01-16-11, 31		1390962	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Cash Mountain	Mexico	01-13-11, 4			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Cash Spin	Australia	01-12-11, 24		1393597	Pending
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Cash Spin	European Community	01-21-11, 9		009672081	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Cash Spin	Mexico	01-13-11, 5			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Cash Wizard	European Community	01-21-11, 10		009672106	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Cash Wizard	United States of America	10-09-09, 19		77845535	Allowed	WM
	ORD	Bally Gaming, Inc.		09-Oct-2009	20-July-2010	KC

Class:

8

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Cats Multiplay	Australia	01-12-11, 3		1393553	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Chakra Studio	United States of America	03-15-11, 16		85250037	Pending	WM
	ORD	Bally Gaming, Inc.		23-Feb-2011		PN

Class:

CMP	European Community	01-21-11, 11		009672122	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Code Red	United States of America	01-13-11, 29		85124967	Pending	WM
	ORD	Bally Gaming, Inc.		08-Sep-2010		JKe

Class:

9

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Connexus	Argentina	4		2241934	Pending
	ORD			20-Sep-1999

Class:

Connexus	Argentina	5		2241935	Pending
	ORD			20-Sep-1999

Class:

Connexus	Argentina	6		2241936	Pending
	ORD			20-Sep-1999

Class:

Connexus	Brazil	25		822.042.401	Pending
	ORD			20-Sep-1999

Class:

Connexus	Brazil	26		822.042.380	Pending
	ORD			20-Sep-1999

Class:

Connexus	Brazil	27		822.042.371	Pending
	ORD			20-Sep-1999

Class:

Connexus	Czech Republic	52		147030	Pending
	ORD			20-Sep-1999

Class:

Connexus	European Community	56		1317163	Pending
	ORD			17-Jul-1999

Class:

Connexus	Hungary	94		M9904400	Pending
	ORD			20-Sep-1999

Class:

10

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Connexus	Norway	107		199909533	Pending
	ORD			20-Sep-1999

Class:

Connexus	South Africa	125		99/17258	Registered
	ORD			20-Sep-1999

Class:

Connexus	South Africa	126		99/17257	Registered
	ORD			20-Sep-1999

Class:

Connexus	South Africa	127		99/17259	Registered
	ORD			20-Sep-1999

Class:

Cosmic Free Games	United States of America	12-11-09, 5		77891993	Allowed	WM
	ORD	Bally Gaming, Inc.		11-Dec-2009	20-July-2010	RN

Class:

Crazy Cash	European Community	01-21-11, 12		009672131	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Crime Pays	United States of America	01-12-11, 29		85124963	Pending	WM
	ORD	Bally Gaming, Inc.		08-Sep-2010		JKe

Class:

Diamond Mountain	United States of America	07-02-10, 1		85077083	Pending	WM
	ORD	Bally Gaming, Inc.		02-Jul-2010		PN

Class:

11

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Diamond Peak	European Community	01-21-11, 13		009672163	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Diamond Peak	United States of America	07-02-10, 2		85077091	Pending	WM
	ORD	Bally Gaming, Inc.		02-Jul-2010		PN

Class:

Double Diablo	European Community	01-21-11, 14		009672197	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Double Joker	European Community	01-21-11, 15		009672239	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Double Shot Blazing Sevens	United States of America	05-03-10, 1		85029125	Published	WM
	ORD	Bally Gaming, Inc.		03-May-2010	22-March-2011	JKe

Class:

Down Under	Australia	01-14-11, 5		1381571	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Dragon Drop	Australia	01-12-11, 4		1393555	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Dragon Wheel	United States of America	02-15-11, 1		85152098	Published	JM
	ORD	Bally Gaming, Inc.		13-Oct-2010	15-February-2011	LN

Class:

Dragon Wonder	United States of America	01-12-11, 30		85164034	Published	WM
	ORD	Bally Gaming, Inc.		28-Oct-2010	15-March-2011	VR

Class:

12

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

DualVision	European Community	01-21-11, 16		009672288	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Dutchman’s Gold	European Community	01-21-11, 17		009672312	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Dutchman’s Gold	United States of America	06-24-10, 1		85070939	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011	MDu

Class:

Dynamic Random Bonus	United States of America	01-07-10, 3		77907393	Allowed	AA
	ORD	Bally Gaming, Inc.		07-Jan-2010	06-July-2010

Class:

Emerald Falls	European Community	01-21-11, 18		009672338	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Emerald Falls	United States of America	02-24-10, 5		77944225	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Feb-2010	20-July-2010	KK

Class:

Emerald Treasures	United States of America	03-15-11, 15		85251186	Pending	JM
	ORD	Bally Gaming, Inc.		24-Feb-2011		LN

Class:

Esperanto	United States of America	07-06-10, 1		85078861	Pending	WM
	ORD	Bally Gaming, Inc.		06-Jul-2010		BJ

Class:

Extra Money	United States of America	03-30-11, 1		85281624	Pending	WM
	ORD	Bally Gaming, Inc.		30-Mar-2011		JKe

Class:

13

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Fairy Play	United States of America	01-16-11, 29		85178370	Pending
	ORD	Bally Gaming, Inc.		16-Nov-2010

Class:

Figaro	Australia	01-12-11, 5		1393559	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Fire Hose	Australia	01-12-11, 7		1393565	Pending
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Fire Phoenix	Australia	01-14-11, 6		1381552	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Fireball	European Community	01-21-11, 19		009672353	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Fireball	Mexico	01-13-11, 6			Pending	JM
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Fish in a Barrel	Australia	01-12-11, 6		1393561	Pending
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Five Times Fortune	United States of America	05-13-10, 1		85038055	Allowed	WM
	ORD	Bally Gaming, Inc.		13-May-2010	12-October-2010	RN

Class:

Flippin Wild	United States of America	12-22-10, 13		85204350	Pending	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010		KK

Class:

14

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Flying Carpet	Australia	01-14-11, 7		1381553	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Flying Lanterns	Australia	01-14-11, 8		1390988	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Flying Lanterns	United States of America	07-21-10, 4		85089005	Pending	JKa
	ORD	Bally Gaming, Inc.		21-Jul-2010

Class:

Fort Wild	United States of America	01-25-11, 19		85225992	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		KK

Class:

Frankensteins Fortune	United States of America	03-15-11, 5		85265202	Pending	WM
	ORD	Bally Gaming, Inc.		11-Mar-2011		PB

Class:

Free for All	United States of America	05-13-09, 1		77735816	Allowed	JM
	ORD	Bally Gaming, Inc.		13-May-2009	22-September-2009	LN

Class:

Free Rangers	Mexico	01-13-11, 7			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Game Maker	Switzerland	139		00759/2001	Pending
	ORD	Bally Gaming, Inc.		24-Jan-2001

Class:

Gameflix	United States of America	03-08-11, 4		85258200	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		KC

Class:

15

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Gamemaker HD	Mexico	01-13-11, 8			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

GameMaster	United States of America	01-12-11, 33		85124958	Pending	WM
	ORD	Bally Gaming, Inc.		08-Sep-2010		KK

Class:

Gaucho Gold	European Community	01-21-11, 20		009672387	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Gaucho’s Gold	United States of America	05-10-10, 4		85034659	Allowed	WM
	ORD	Bally Gaming, Inc.		10-May-2010	05-October-2010	KK

Class:

Gifts from the Gods	Mexico	01-13-11, 9			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Glitter and Gold	Australia	01-12-11, 8		1393567	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Gold Bug	Mexico	01-13-11, 10			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Gold Down Under	Australia	01-16-11, 32		1390991	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

16

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Gold Mine	Australia	01-16-11, 33		1390992	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Gold Mine	Mexico	01-13-11, 11			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Gold Nuggets	United States of America	02-14-11, 2		85241905	Pending	WM
	ORD	Bally Gaming, Inc.		14-Feb-2011		BW

Class:

Gold on the Bayou	European Community	01-21-11, 21		009672395	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Gold on the Bayou	United States of America	05-03-10, 12		85028954	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	BR

Class:

Gold Rush	United States of America	03-15-11, 8		85258182	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		RN

Class:

Gold Vault	United States of America	01-25-11, 17		85226035	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		RN

Class:

Goldbeard’s Treasure	United States of America	02-18-11, 4		85245430	Pending	WM
	ORD	Bally Gaming, Inc.		17-Feb-2011

Class:

Golden 8’s	United States of America	02-18-11, 1		85245483	Pending
	ORD	Bally Gaming, Inc.		17-Feb-2011

Class:

17

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Golden Empire	Australia	01-16-11, 34		1382571	Pending	JKa
	ORD	Bally Gaming, Inc.		09-Sep-2010

Class:

Golden Flash	United States of America	05-03-10, 15		85028989	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	RN

Class:

Golden Lanterns	Australia	01-14-11, 9		1390993	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Golden Lanterns	United States of America	07-21-10, 3		85089007	Pending	JKa
	ORD	Bally Gaming, Inc.		21-Jul-2010

Class:

Golden Pharaoh	European Community	01-21-11, 22		009672429	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Golden Pharaoh	United States of America	02-24-10, 4		77944229	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Feb-2010	20-July-2010	BW

Class:

Golden Reef	European Community	01-21-11, 23		009672452	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Grand Slam	Australia	01-12-11, 10		1393590	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Hammer Head	United States of America	02-02-10, 5		77926408	Allowed	DSa
	ORD	Bally Gaming, Inc.		02-Feb-2010	15-June-2010

Class:

18

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Hatch the Cash	Australia	01-16-11, 35		1390994	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Hatch the Cash	Mexico	01-13-11, 12			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Heart of the Jungle	United States of America	12-22-10, 5		85204448	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Hidden Paradise	United States of America	05-11-09, 3		77734253	Allowed	WM
	ORD	Bally Gaming, Inc.		11-May-2009	15-September-2009	RN

Class:

Hot & Spicy	European Community	01-21-11, 24		009672486	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Hot Hot Habanero	European Community	01-21-11, 25		009672502	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Hot Pick	Australia	01-25-11, 1		31077913	Pending	JKa
	ORD	Bally Gaming, Inc.		14-Jan-2011

Class:

Hot Pick	European Community	01-21-11, 26		009672511	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Hot Shot Progressive	European Community	01-21-11, 27		009672551	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

19

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Hot Shots	Australia	01-14-11, 10		1344865	Pending	WM
	ORD	Bally Gaming, Inc.		11-Feb-2010		IA

Class:

Hot Shots	Mexico	01-13-11, 13			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Hot Spin	European Community	01-21-11, 28		009672577	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Hot Spin	United States of America	01-20-11, 2		85221570	Pending	WM
	ORD	Bally Gaming, Inc.		19-Jan-2011		RN

Class:

Hot Times	United States of America	09-29-09, 3		77837487	Allowed	WM
	ORD	Bally Gaming, Inc.		29-Sep-2009	23-February-2009	DSc

Class:

Hot Times Pick ‘Em Poker	United States of America	09-29-09, 1		77837491	Allowed	WM
	ORD	Bally Gaming, Inc.		29-Sep-2009	27-July-2010	DSc

Class:

Hot Zone	European Community	01-21-11, 29		009673054	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

iBonus	United States of America	02-17-11, 1		85244226	Pending	JC
	ORD	Bally Gaming, Inc.		16-Feb-2011

Class:

iDeck	European Community	01-21-11, 48		009673071	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

20

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Inca Gold	European Community	01-21-11, 30		009673104	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Inca Gold	United States of America	06-24-10, 2		85070954	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011	MDu

Class:

Independence Pays	United States of America	10-09-09, 11		77845494	Allowed	WM
	ORD	Bally Gaming, Inc.		09-Oct-2009	16-March-2010	MS

Class:

Instant Riches	Australia	01-14-11, 11		1344871	Pending	WM
	ORD	Bally Gaming, Inc.		11-Feb-2010		IA

Class:

Instant Riches	Mexico	01-13-11, 14			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Instant Riches	United States of America	01-15-11, 7		85179414	Pending	WM
	ORD	Bally Gaming, Inc.		17-Nov-2010		DSc

Class:

Island Treasures	United States of America	2061		77490919	Allowed	WM
	ORD	Bally Gaming, Inc.		04-Jun-2008	09-March-2010	MS

Class:

Island Wins	United States of America	01-25-11, 3		85225951	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		KK

Class:

iView	European Community	01-21-11, 49		009673112	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

21

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Jackpot Lanterns	Australia	01-14-11, 13		1390996	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Jackpot Lanterns	United States of America	07-21-10, 1		85089014	Pending	JKa
	ORD	Bally Gaming, Inc.		21-Jul-2010

Class:

Jaguar Jackpot	United States of America	07-21-10, 2		85089025	Pending	WM
	ORD	Bally Gaming, Inc.		21-Jul-2010		KK

Class:

Jewel of the Dragon	United States of America	03-15-11, 12		85258141	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		CG

Class:

Juicy Loot	Australia	01-16-11, 36		1390997	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Jumpin’ Jungle	Australia	01-12-11, 11		1393592	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Jungle Treasures	Australia	01-16-11, 37		1390998	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Lady Robin Hood	United States of America	03-08-11, 1		85258569	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		MG

Class:

22

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Love Meter	European Community	01-21-11, 31		009673138	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Love Meter	United States of America	01-12-11, 34		85157503	Pending	WM
	ORD	Bally Gaming, Inc.		20-Oct-2010		MS

Class:

Lucky Lanterns	Australia	01-14-11, 14		1381562	Pending	WM
	ORD	Bally Gaming, Inc.		03-Sep-2010		IA

Class:

Lucky Luigi’s Pizza	Mexico	01-13-11, 15			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Lucky Match Bonus	United States of America	01-07-10, 2		77907395	Allowed	AA
	ORD	Bally Gaming, Inc.		07-Jan-2010	06-July-2010

Class:

Magic Bells	United States of America	01-25-11, 14		85226026	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		DT

Class:

Magic Lanterns	Australia	01-14-11, 15		1390999	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Magic Lanterns	United States of America	06-24-10, 3		85070956	Allowed	JKa
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011

Class:

Magic Money	European Community	01-21-11, 33		009673161	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

23

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Maharaja Studios	United States of America	03-15-11, 17		85250053	Pending	WM
	ORD	Bally Gaming, Inc.		23-Feb-2011		PN

Class:

Majestic Sea	Australia	01-12-11, 13		1393554	Pending
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Mayan Treasures	United States of America	01-25-11, 4		85225977	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		BW

Class:

MCC	European Community	01-21-11, 32		009673203	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Mega Winners	Mexico	01-13-11, 16			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Mermaid’s Treasure	United States of America	02-18-11, 3		85245440	Pending	WM
	ORD	Bally Gaming, Inc.		17-Feb-2011

Class:

Midnight Diamonds	United States of America	03-15-11, 18		85267309	Pending	WM
	ORD	Bally Gaming, Inc.		15-Mar-2011		JKe

Class:

Midnight Moon	United States of America	05-03-10, 11		85028960	Allowed	JM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	MD

Class:

Mighty Civilization	Mexico	01-13-11, 17			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

24

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Mighty Galleons	Mexico	01-13-11, 18			Pending	JM
	ORD	Bally Gaming, Inc.		01-Oct-2010		LS

Class:

Money Mayhem	United States of America	12-22-10, 12		85204347	Published	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010	05-April-2011	MS

Class:

Money Wheel	United States of America	01-12-11, 35		85152100	Published	JM
	ORD	Bally Gaming, Inc.		13-Oct-2010	15-February-2011	LN

Class:

Money Works	United States of America	12-22-10, 16		85204367	Published	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010	05-April-2011	MDu

Class:

Monkey Magic	Australia	01-12-11, 14		1393556	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Monkey’s Fortune	United States of America	02-18-11, 2		85245455	Pending	WM
	ORD	Bally Gaming, Inc.		17-Feb-2011

Class:

Moon Goddess	United States of America	01-07-10, 5		77907343	Revived	WM
	ORD	Bally Gaming, Inc.		07-Jan-2010	25-May-2010	IA
						BJ

Class:

MP Roulette	Australia	01-12-11, 12		1393594	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Ms. Clara T	Mexico	01-13-11, 19			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

25

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

My Deck	United States of America	01-07-10, 1		77907375	Allowed	DSa
	ORD	Bally Gaming, Inc.		07-Jan-2010	06-July-2010

Class:

Mysteria	United States of America	01-25-11, 13		85226022	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		DT

Class:

Mystery Lanterns	Australia	01-14-11, 18		1391002	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Mystery Lanterns	United States of America	01-12-11, 36		85114998	Pending	JKa
	ORD	Bally Gaming, Inc.		24-Aug-2010

Class:

Ocean Dreams	United Kingdom	157		2372213	Pending
	ORD	Bally Gaming, Inc.		06-Sep-2004

Class:

Ole Jalapenos	European Community	01-21-11, 34		009673245	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Outback Treasures	Australia	01-14-11, 2		1391005	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Peacock Plenty	United States of America	01-25-11, 16		85226031	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		PN

Class:

Pearl of the Seas	United States of America	05-03-10, 8		85029017	Opposed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	BW

Class:

26

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Pelican Pays	Australia	01-12-11, 15		1393560	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Persian Empire	United States of America	01-25-11, 2		85225940	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		KK

Class:

Pharaoh’s Treasure	United States of America	05-07-09, 6		77731976	Allowed	WM
	ORD	Bally Gaming, Inc.		07-May-2009	15-September-2009	RN

Class:

Phoenix 5	United States of America	01-12-11, 37		85124949	Pending	WM
	ORD	Bally Gaming, Inc.		08-Sep-2010		KK

Class:

Pink Pearl	United States of America	03-15-11, 11		85258148	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		RN

Class:

Pirate’s Trove	United States of America	01-25-11, 20		85225932	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		MS

Class:

Power Progressives	Mexico	01-13-11, 20			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Princess of Paradise	Australia	01-12-11, 16		1393563	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Pro Series	European Community	01-21-11, 35		009673278	Pending	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011		SH

Class:

27

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Queen of Cairo	United Kingdom	159		2372214	Pending
	ORD	Bally Gaming, Inc.		06-Sep-2004

Class:

Quick Hit	Australia	01-14-11, 19		1344869	Pending	WM
	ORD	Bally Gaming, Inc.		11-Feb-2010		IA

Class:

Quick Hit	Mexico	01-13-11, 21			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Quick Hit Diamond	Australia	01-14-11, 20		1391008	Pending	WM
	ORD	Bally Gaming, Inc.		27-Oct-2010		IA

Class:

Quick Hit Platinum	Australia	01-14-11, 21		1344867	Pending	WM
	ORD	Bally Gaming, Inc.		11-Feb-2010		IA

Class:

Quick Hit Platinum	Mexico	01-13-11, 22			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

Rainbow Dragon	United States of America	03-15-11, 6		85265198	Pending	WM
	ORD	Bally Gaming, Inc.		11-Mar-2011		PN

Class:

Ramses Gold	United States of America	01-16-11, 7		85164635	Published	WM
	ORD	Bally Gaming, Inc.		29-Oct-2010	15-March-2011	VR

Class:

Red White and Blue	Australia	01-12-11, 17		1393566	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

28

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Reel Gems	European Community	01-21-11, 36		009673294	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

Reel Gems	United States of America	01-25-11, 11		85226014	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		RN

Class:

Reel Money	European Community	01-21-11, 37		009673311	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

Reel Wild Serengeti	United States of America	03-15-11, 2		85265208	Pending	JM
	ORD	Bally Gaming, Inc.		11-Mar-2011		LN

Class:

Reel Wild Sierra	United States of America	03-08-11, 2		85258565	Pending	JM
	ORD	Bally Gaming, Inc.		04-Mar-2011		LN

Class:

Renoir Riches	Australia	01-12-11, 18		1393568	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Rich and Famous	United States of America	10-09-09, 14		77845414	Allowed	WM
	ORD	Bally Gaming, Inc.		09-Oct-2009	16-March-2010	RN

Class:

Riches of Royalty	United States of America	01-16-11, 9		77731965	Pending	WM
	ORD	Bally Gaming, Inc.		07-May-2009		RN

Class:

Riches of the Kings	United States of America	04-01-11, 1		85284308	Pending	JM
	ORD	Bally Gaming, Inc.		01-Apr-2011		LN

Class:

29

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Ride The Tide	United States of America	01-25-11, 8		85226006	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		KK

Class:

River Wild	Australia	01-14-11, 22		1381543	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Roaring 40S	United States of America	03-15-11, 13		85258129	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		MDu

Class:

Savannah Treasures	United States of America	01-16-11, 12		77680608	Allowed	WM
	ORD	Bally Gaming, Inc.		27-Feb-2009	11-January-2011	DSc

Class:

Scatter Wild	United States of America	01-07-10, 10		77907333	Allowed	WM
	ORD	Bally Gaming, Inc.		07-Jan-2010	23-March-2010	JKe

Class:

SDS	European Community	01-21-11, 38		009673336	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

Sea Goddess	United States of America	12-22-10, 8		85204435	Pending	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010		CG

Class:

Seagull Sam	United States of America	06-24-10, 4		85070721	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011	BW

Class:

Seagull Sammy	European Community	01-21-11, 39		009673369	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

30

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Seals Gone Wild	United States of America	12-22-10, 14		85204353	Pending	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010		MG

Class:

Secrets of the Forest	Australia	01-12-11, 19		1393589	Pending
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Service Tracking Manager	United States of America	01-12-11, 38		85152067	Pending	AA
	ORD	Bally Gaming, Inc.		13-Oct-2010

Class:

Sevens Select	United States of America	10-09-09, 20		77845547	Allowed	WM
	ORD	Bally Gaming, Inc.		09-Oct-2009	20-July-2010	JKe

Class:

Sir Galahad	United States of America	05-03-10, 5		85029080	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	26-October-2010	BR

Class:

Slammer	United States of America	05-25-10, 2		85047601	Allowed	WM
	ORD	Bally Gaming, Inc.		25-May-2010	12-October-2010	KC

Class:

Slick’s Tiki Bar	Australia	01-16-11, 38		1391010	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

SmartWay	United States of America	01-16-11, 16		85164752	Published	AA
	ORD	Bally Gaming, Inc.		29-Oct-2010	15-March-2011	PB

Class:

So-Cal Slot Shop	United States of America	06-24-10, 5		85070735	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011	MG

Class:

31

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Sorcerer’s Gold	United States of America	01-12-11, 39		85164043	Published	WM
	ORD	Bally Gaming, Inc.		28-Oct-2010	15-March-2011	VR

Class:

Spartan’s Gold	United States of America	06-24-10, 6		85070692	Allowed	WM
	ORD	Bally Gaming, Inc.		24-Jun-2010	11-January-2011	CS

Class:

Spinnation	European Community	01-21-11, 40		009673377	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

Splash Zone	United States of America	03-15-11, 9		85258167	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		MG

Class:

Spring Blossom	Australia	01-12-11, 20		1393591	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Sumo Kitty	United States of America	01-12-11, 40		85164060	Published	WM
	ORD	Bally Gaming, Inc.		28-Oct-2010	15-March-2011	CG

Class:

Sun God	United States of America	01-25-11, 12		85226020	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		RN

Class:

Sunflower Sevens	Australia	01-12-11, 22		1393593	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Sweets N Treats	United States of America	07-21-10, 5		85088991	Pending	JM
	ORD	Bally Gaming, Inc.		21-Jul-2010		LN

Class:

32

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Swiss Riches	European Community	01-21-11, 41		009673393	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	24-March-2011	SH

Class:

Swiss Riches	United States of America	07-02-10, 3		85077068	Pending	WM
	ORD	Bally Gaming, Inc.		02-Jul-2010		PN

Class:

Temple of Mystery	European Community	01-21-11, 42		009673427	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Temple of Mystery	United States of America	01-12-11, 41		85157499	Published	WM
	ORD	Bally Gaming, Inc.		20-Oct-2010	22-March-2011	RN

Class:

Texas Treasure	United States of America	12-22-10, 3		85204452	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LS

Class:

Texas Tycoon	United States of America	12-22-10, 2		85204454	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

That Zombie Game	United States of America	01-25-11, 7		85226000	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		MS

Class:

The 3 Musketeers	United States of America	01-27-11, 2		85227683	Pending
	ORD	Bally Gaming, Inc.		27-Jan-2011

Class:

The Golden Nile	Australia	01-12-11, 9		1393569	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

33

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

The Roaring 20’s	United States of America	05-03-10, 7		85029024	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	MDu

Class:

The Roaring 30’s	United States of America	05-03-10, 6		85029027	Allowed	WM
	ORD	Bally Gaming, Inc.		03-May-2010	05-October-2010	MDu

Class:

Thrill Switch	United States of America	03-08-11, 3		85258558	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		SS

Class:

Tiger Treasures	Australia	01-14-11, 1		1381550	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Tiger Treasures	European Community	01-21-11, 43		009673468	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Tiger Treasures	United States of America	01-12-11, 42		85164929	Published	WM
	ORD	Bally Gaming, Inc.		29-Oct-2010	15-March-2011	KK

Class:

Total Blast	United States of America	12-22-10, 17		85205226	Pending
	ORD	Bally Gaming, Inc.		22-Dec-2010

Class:

Totem Pole	United States of America	09-18-09, 7		77830206	Allowed	WM
	ORD	Bally Gaming, Inc.		18-Sep-2009	16-February-2010	KC

Class:

Trail Blazer	United States of America	03-15-11, 19		85267319	Pending	WM
	ORD	Bally Gaming, Inc.		15-Mar-2011		PB

Class:

34

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Treasures of India	United Kingdom	162		2386980	Pending
	ORD	Bally Gaming, Inc.		03-May-2014

Class:

Triple Blazing 7s Wild	Australia	01-16-11, 39		1391011	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Twin Spin	Australia	01-12-11, 23		1393595	Pending	JKa
	ORD	Bally Gaming, Inc.		10-Nov-2010

Class:

Uchoose	United States of America	03-15-11, 7		85265188	Pending	WM
	ORD	Bally Gaming, Inc.		11-Mar-2011		MG

Class:

U-Spin	European Community	01-21-11, 44		009673501	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

UWin	Australia	01-14-11, 24		1381567	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Vegas Hits	European Community	01-21-11, 45		009673526	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Vegas Hits Road Trip	United States of America	12-22-10, 1		85204458	Pending	JM
	ORD	Bally Gaming, Inc.		22-Dec-2010		LN

Class:

Venus	United States of America	01-27-11, 1		85227163	Pending	WM
	ORD	Bally Gaming, Inc.		26-Jan-2011		KK

Class:

35

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Walkabout	Australia	01-14-11, 25		1381568	Pending	JKa
	ORD	Bally Gaming, Inc.		03-Sep-2010

Class:

Wallaby Wild	Australia	01-14-11, 26		1344874	Pending	JKa
	ORD	Bally Gaming, Inc.		11-Feb-2010

Class:

Wanted Reward	United States of America	01-16-11, 23		77830212	Allowed	WM
	ORD	Bally Gaming, Inc.		18-Sep-2009	16-February-2010	JKe

Class:

Wanted Reward	United States of America	09-18-09, 6		77830212	Allowed
	ORD	Bally Gaming, Inc.		18-Sep-2009	16-February-2010

Class:

White Lightning	United States of America	04-05-11, 1		85178381	Published
	ORD	Bally Gaming, Inc.		19-Nov-2010	05-April-2011

Class:

Wild Beavers	United States of America	12-22-10, 15		85204358	Pending	WM
	ORD	Bally Gaming, Inc.		22-Dec-2010		MG

Class:

Wild Bonus Sevens	Canada	43		1103145	Pending
	ORD	Bally Gaming, Inc.		22-May-2001

Class:

Wild Bug	Mexico	01-13-11, 23			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

36

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Wild Huskies	European Community	01-21-11, 46		009673534	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Wild Huskies	United States of America	01-12-11, 43		85115001	Pending	WM
	ORD	Bally Gaming, Inc.		24-Aug-2010		KK

Class:

Wild Stripes	United States of America	01-25-11, 15		85226029	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		PN

Class:

Wild Times	United States of America	10-09-09, 12		77845459	Allowed	WM
	ORD	Bally Gaming, Inc.		09-Oct-2009	16-March-2010	MS

Class:

Winner Winner Chicken Dinner	United States of America	03-15-11, 10		85258152	Pending	WM
	ORD	Bally Gaming, Inc.		04-Mar-2011		PB

Class:

Winning 7s	United States of America	01-25-11, 9		85226008	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		RN

Class:

Winning 7’s	European Community	01-21-11, 47		009673559	Published	JKa
	ORD	Bally Gaming, Inc.		20-Jan-2011	22-March-2011	SH

Class:

Winning Sevens	United States of America	01-25-11, 10		85226011	Pending	WM
	ORD	Bally Gaming, Inc.		25-Jan-2011		RN

Class:

37

	Country	Case Number		Application Number	Status
Trademark	Case Type	Division	SubCase	Filing Date	Publication Date	Attorneys

Winning Times	Australia	01-16-11, 40		1391014	Pending	JKa
	ORD	Bally Gaming, Inc.		27-Oct-2010

Class:

Winning Times	Mexico	01-13-11, 24			Pending
	ORD	Bally Gaming, Inc.		01-Oct-2010

Class:

X Zone	United States of America	12-11-09, 2		77891995	Allowed	WM
	ORD	Bally Gaming, Inc.		11-Dec-2009	16-March-2010	RN

Class:

Yours Mine and Ours	United States of America	02-14-11, 1		85241894	Pending	WM
	ORD	Bally Gaming, Inc.		14-Feb-2011		KC

Class:

38

Report Selection

Record Count: 320

Sort Order:	by Trademark	Case Status: Pending	Print Goods?:	No
			Print Remarks?:	No

Filing Date:	From:	To:

Case Number:
Trademark:	Case Type(s):	Status(es):
Division:
Agent:
Attorney:
Assignee:
Country:
Area:

39

Patent number	Title	Issue date
51236494	Gaming machine with dynamic pay schedule	6/23/1992
52094774	Slot machine reel mounting assembly	5/11/1993
52498000	Progressive gaming control and communication system	10/5/1993
52518981	Gaming apparatus with bi-directional reels	10/12/1993
53320760	Money handling apparatus and method for use with gaming machines	7/26/1994
53420470	Touch screen video gaming machine	8/30/1994
53620526	Drive mechanism for a symbol-carrying symbol carrier	11/8/1994
53713451	Gaming machine change system	12/6/1994
54235405	Adjustable slot machine reel mounting assembly	6/13/1995
54293618	Gaming machine information, communication and display system	7/4/1995
54700795	Game machine accounting and monitoring system	11/28/1995
54942870	Gaming machine having dynamic payout amounts	2/27/1996
55162932	Gaming machine coin hopper coin sensor	5/14/1996
55248888	Gaming machine having electronic circuit for generating game results	6/11/1996
55313094	Method and apparatus for detecting fraud or theft in a gaming machine	7/2/1996
56115350	Gaming machine having compound win line	3/18/1997
58139117	Pattern keno game	9/29/1998
58737812	Gaming machine having truly random results	2/23/1999
D04068653	Bell ringer for a gaming machine	3/16/1999
D04133170	Icon for a display screen	8/31/1999
D04147570	Icon for a display screen	10/5/1999
D04151356	Icon for a display screen	10/12/1999
D04155351	Bill dispenser	10/19/1999
60145943	Gaming machine payout dispensing system with on escrow area and locks	1/11/2000
60329556	Progressive wagering system with jackpots displayed in tangible objects	3/7/2000
D04246284	Symbol indicator for a gaming device	5/9/2000
D04297695	Video display game table	8/22/2000
D04297709	Video display game table	8/22/2000
61059625	Rotating disks slot machine	8/22/2000
61253073	Gaming machine payout transportsystem	9/26/2000
61285501	Gaming machine payout dispensing system and method	10/3/2000
D0437004&	Symbol indicator for a gaming device	1/30/2001
D04414004	Bill dispenser	5/1/2001
62892614	Gaming machine payout dispensing system and method	9/11/2001
62938657	System, method and article of manufacture for tournament play in a network	9/25/2001
62938673	Gaming machine payout system and method	9/25/2001
63060353	Graphical user interface for providing gaming and prize redemption	10/23/2001

D0451145&	Bill dispenser	11/27/2001
63320991	Gaming machine payout controlling system and method	12/18/2001
D0454920	Coin box printer for gaming device	3/26/2002
6368214	Method and device for playing a keno game in which a player is charged for performing game playing actions	4/9/2002
D0458968	Bill dispenser	6/18/2002
6431780	Notebook with removable sheets	8/13/2002
6443642	Modular printing system	9/3/2002
D0465531	Gaming device vault	11/12/2002
6500067	Voucher gaming system	12/31/2002
6537150	Gaming devices having reverse-mapped game set	3/25/2003
6541921	Illumination intensity control in electroluminescent display	4/1/2003

D0472938	Gaming device	4/8/2003
D0474248	Gaming device	5/6/2003
6561512	Gaming device with multiple spinning wheels and method	5/13/2003

6570346	Circuit for flashing fluorescent lamps	5/27/2003
D0476698	Gaming device vault	7/1/2003
6598877	Slot machine using peripheral gears engaged by multiple drive systems	7/29/2003
6609969	Apparatus and method for dispensing of awards	8/26/2003
6609970	Method and apparatus for dispensing prizes in a gaming system	8/26/2003
6612928	Player identification using biometric data in a gaming environment	9/2/2003
6622084	Travel route planner system and method	9/16/2003
6637844	Gaming cabinet footrests	10/28/2003
6641483	Lockable security cabinet for casino game controllers	11/4/2003
6645068	Profile-driven network gaming and prize redemption system	11/11/2003

6648755	Pull-tab manufacturing and distribution system and method	11/18/2003

6652380	Cashless gaming system and method	11/25/2003
6679775	Voucher gaming system	1/20/2004
6685559	Voucher gaming system and method	2/3/2004
6705944	Multiple game apparatus and method	3/16/2004
6709333	Player identification using biometric data in a gaming environment	3/23/2004
6739970	Method and device for playing a game in which a player is charged for performing game playing actions	5/25/2004
6742547	Three-dimensional woven forms with integral bias fibers and bias weaving loom	6/1/2004
6749500	Simulated poker for use with predetermined outcomes	6/15/2004
6758393	Mobile cashier terminal	7/6/2004
6758751	Method and apparatus for monitoring casinos and gaming	7/6/2004

6758755	Prize redemption system for games executed over a wide area network	7/6/2004
6758757	Method and apparatus for maintaining game state	7/6/2004
6763998	System and method for securely storing and controlling the dispensing of a payout	7/20/2004
6780108	Networked multiple bingo game system	8/24/2004
6805633	Gaming machine with automatic sound level adjustment and method therefor	10/19/2004
6811486	Method and apparatus for enhancing game play through savable game play state	11/2/2004
6814518	Secure printer system for gaming devices	11/9/2004
6824465	Interactive keno gaming system and method	11/30/2004
6843720	Apparatus and method for dispensing prizes	1/18/2005
6857804	Vertically mounted modular printer system	2/22/2005
6857961	Method, apparatus and article for evaluating card games, such as blackjack	2/22/2005
6863611	Two wire exchange system	3/8/2005
6866265	Movable gaming machine tray	3/15/2005
6871194	Interaction prediction system and method	3/22/2005
6875107	Method and system for increasing player participation of a gaming device	4/5/2005
6887154	Shared progressive gaming system and method	5/3/2005
6896180	System and method for securely storing and controlling the dispensing of a payout	5/24/2005
6896617	Multi-reel slot machine with selectable reel play	5/24/2005
6896620	Lockable security cabinet for casino game controllers	5/24/2005
6899625	Countdown game for a gaming device	5/31/2005
6899626	Apparatus and method for dispensing prizes	5/31/2005
6908384	Voucher-based terminals for use in a gaming system	6/21/2005
6913331	Gaming cabinet footrests	7/5/2005
6916246	Voucher-based player terminals for use in a gaming system	7/12/2005

6923721	Apparatus and method for maintaining game state	8/2/2005
6942571	Gaming device with directional and speed control of mechanical reels using touch screen	9/13/2005
6958014	Lottery-style on-demand ticket system and method	10/25/2005
6958015	Movable gaming machine tray	10/25/2005
6964612	Method, apparatus and article for evaluating card games, such as blackjack	11/15/2005
6991544	Method, apparatus and article for hierarchical wagering	1/31/2006
7000921	System and method for playing a bonus game	2/21/2006
7004837	Cashless gaming apparatus, system, and method of use	2/28/2006
7011309	Method and apparatus for monitoring casinos and gaming	3/14/2006

7021624	Gaming device with multiple spinning wheels and method	4/4/2006

D0519571	Shaped top box for gaming machines	4/25/2006

D0519572	Shaped top box for gaming machines	4/25/2006
D0519573	Shaped top box for gaming machines	4/25/2006
D0519574	Shaped top box for gaming machines	4/25/2006
D0519575	Shaped top box for gaming machines	4/25/2006
D0519576	Shaped top box for gaming machines	4/25/2006
7035626	Remote gaming using cell phones with location and identity restrictions	4/25/2006
D0520074	Shaped top box for gaming machines	5/2/2006
D0520075	Shaped top box for gaming machines	5/2/2006
D0521077	Shaped top box for gaming machines	5/16/2006
D0522589	Shaped top box for gaming machines	6/6/2006
7059966	Networked multiple bingo game system	6/13/2006
D0525316	Shaped top box for gaming machines	7/18/2006
7077747	Voucher-based gaming system	7/18/2006
D0526686	Combined bolster and printer for gaming machines	8/15/2006
7092838	Method and apparatus for the analysis and optimization of variability in nanometer technologies	8/15/2006
7100916	Indicator wheel system	9/5/2006
7103356	Method of operating a money game means	9/5/2006
7108602	Multi-reel slot machine with selectable reel play	9/19/2006
7108606	Lockable security cabinet for casino game controllers	9/19/2006
7118476	Lottery gaming with merchandising prizes	10/10/2006
7128645	Modified poker with bonus match card	10/31/2006
7137889	System and method for using time-sensitive tickets as player awards in gaming machines	11/21/2006
7158968	Database query system and method	1/2/2007
7191417	Method and apparatus for optimization of digital integrated circuits using detection of bottlenecks	3/13/2007
7192347	Game machine having a plurality of ways for a user to obtain payouts based on the appearance of any and all symbols within an active symbol matrix (“what you see is what you get”)	3/20/2007
D0539854	Gaming machine	4/3/2007
7216867	Gaming device with multiple spinning wheels and method	5/15/2007

D0543247	Universal button module	5/22/2007
7221367	Queue management system and method	5/22/2007
RE039659	Gaming device with multiple spinning wheels and method	5/29/2007

7244182	Two wire exchange system	7/17/2007
7247098	Combination fingerprint reader and I/O devices for gaming machines	7/24/2007
D0549785	Wide-screen gaming machine	8/28/2007
D0550297	Universal button module	9/4/2007
D0550298	Universal button module	9/4/2007
D0550299	Universal button module	9/4/2007
D0550300	Universal button module	9/4/2007

D0550301	Universal button module	9/4/2007
D0550302	Universal button module	9/4/2007
D0550303	Universal button module	9/4/2007
D0550304	Universal button module	9/4/2007
D0550305	Universal button module	9/4/2007
7278068	Method and system for providing power-hit tolerant state machines and data storage	10/2/2007
7278635	Game apparatus with rotary indicator and bonus multiplier	10/9/2007

7281979	Interactive keno gaming system and method	10/16/2007
7285049	Universal overlay games in an electronic gaming environment	10/23/2007
D0556268	Universal button module	11/27/2007
D0558277	Universal button module	12/25/2007
7311304	Game apparatus with multiple moving elements	12/25/2007
7314324	Vertically mounted modular printer system	1/1/2008
7316395	Enhanced reel strip and method for assembling same	1/8/2008
7316615	Method and apparatus for monitoring casinos and gaming	1/8/2008

D0560255	Universal button module	1/22/2008
7320641	Method and system for increasing player participation of a gaming device	1/22/2008
7322885	Lottery game tickets as prizes in games of chance	1/29/2008
7324705	Image distortion system and method	1/29/2008
D0561268	User interface bezel	2/5/2008
D0561269	User interface bezel	2/5/2008
D0561843	User interface bezel	2/12/2008
D0562410	Universal button module	2/19/2008
D0562912	Gaming machine topper	2/26/2008
7335101	Electroluminescent display for gaming machines	2/26/2008
7338361	Interactive “21” gaming system and method	3/4/2008

7338365	Interactive poker gaming system and method	3/4/2008
7338372	Reconfigurable gaming machine	3/4/2008
7344136	System and method for playing a bonus game	3/18/2008
7351144	Bonus game using a subset of reels	4/1/2008
7351151	Gaming board set and gaming kernel for game cabinets	4/1/2008
7361089	Multi-reel slot machine with selectable reel play	4/22/2008
D0567881	User interface bezel	4/29/2008
D0568414	User interface bezel	5/6/2008
7374491	Gaming machine with space efficient configuration and multiple pin deck latch and intuitive ticket redemption system	5/20/2008

7377850	Gaming device having multiple bonuses acting independently or simultaneously	5/27/2008
D0572314	Dual wide-screen gaming machine	7/1/2008
7404765	Determining gaming information	7/29/2008

7416484	Simulated bonus method in finite-pool award system	8/26/2008
7419425	Shared secondary game station and system	9/2/2008
D0577077	Wedge-shaped gaming machine	9/16/2008
7425176	Simulated poker with bonus wheel adder	9/16/2008
7427234	Method, apparatus and article for hierarchical wagering	9/23/2008
7437147	Remote gaming using cell phones with location and identity restrictions	10/14/2008
D0579500	Multiplayer gaming machine	10/28/2008
7448626	Systems, methods and articles to facilitate playing card games	11/11/2008

7467404	System and method for distributing software licenses	12/16/2008
7479065	System and method for an enhanced gaming device	1/20/2009
7481707	Bingo bonusing system and method	1/27/2009
7497362	Printer tear bar and presenter system	3/3/2009
7510186	Systems, methods and articles to facilitate delivery of playing cards	3/31/2009
7510194	Playing cards with separable components	3/31/2009
7513401	Printer tear bar and presenter system	4/7/2009
7523156	Method and system for electronic scheduling for playback of media contents	4/21/2009
7523937	Device for use in playing card handling system	4/28/2009
D0595783	Multi-station gaming machine	7/7/2009
D0596678	Slant-top gaming machine	7/21/2009
7562873	Variably bound secondary or bonus game play for games of chance	7/21/2009
D0597144	Gaming machine layout	7/28/2009
7575234	Wireless monitoring of playing cards and/or wagers in gaming	8/18/2009

7588251	System and method for playing a poker game	9/15/2009
D0601637	Gaming machine display enclosure	10/6/2009
7625279	On-demand ticket system	12/1/2009
7627668	Contact center data visualization system and method	12/1/2009
7631872	Method for playing a matching game	12/15/2009
7668726	Data visualisation system and method	2/23/2010
7682244	High granularity promotion-based awards and use in gaming environments	3/23/2010
D0613802	Gaming machine	4/13/2010
7699697	Bonus game simulating auctions	4/20/2010
7707242	Internet browser-based gaming system and method for providing browser operations to a non-browser enabled gaming network	4/27/2010
7713121	Shared progressive gaming system and method	5/11/2010
7717425	Method for manufacturing an enhanced reel strip and gaming machine	5/18/2010
7721006	Meta-message set with real-time and database aspects	5/18/2010
7727064	Interactive bingo gaming system and method	6/1/2010
7727069	Embedded reel games with progressives	6/1/2010

7727072	Shared secondary game station and system	6/1/2010
7730198	UDP broadcast for user interface in a download and configuration gaming method	6/1/2010
7730325	Verification system and method	6/1/2010
7736226	Method for increasing base game play in a casino using a jackpot or progressive prize	6/15/2010
7736227	Apparatus and method for dispensing prizes	6/15/2010
7736236	Method, apparatus and article for evaluating card games, such as blackjack	6/15/2010
7743163	Download and data transfer gaming system	6/22/2010
7747743	Contact center data visualization system and method	6/29/2010
7749076	System and method for an alterable storage media in a gaming machine	7/6/2010
7753779	Gaming chip communication system and method	7/13/2010
7753798	Systems, methods, and devices for monitoring card games, such as baccarat	7/13/2010
7758413	Method for manufacturing on-demand lottery tickets	7/20/2010
7762885	Prize redemption system for games executed over a wide area network	7/27/2010
7766329	Wheel indicator and ticket dispenser apparatus	8/3/2010
7766745	Accounting system	8/3/2010
7770891	Method for providing multi-game reel strips	8/10/2010
7770893	Method, apparatus and article for evaluating card games, such as blackjack	8/10/2010
7771272	Systems and methods for monitoring activities on a gaming table	8/10/2010
7775870	Arcade game	8/17/2010
7775888	Gaming device having a movable top box	8/17/2010
7780534	Methods and gaming devices having a movable top box	8/24/2010
7783881	Gaming device verification system and method using a file allocation structure	8/24/2010
7788390	Data transfer system and method	8/31/2010
7794319	Bingo game system and method	9/14/2010
7798898	Game for using remainder and partial credits	9/21/2010
D0624604	Gaming machine top box	9/28/2010
7803047	Method for managing accounting	9/28/2010
7806766	Voucher gaming system and method	10/5/2010
7806770	Gaming machine having a mounting assembly for a flat panel display	10/5/2010
D0625368	Gaming machine display enclosure	10/12/2010
7819741	Slot machine with a second wheel game	10/26/2010
7823883	Wheel indicator and ticket dispenser apparatus	11/2/2010
7824252	Mechanical wheel indicator with sound effects	11/2/2010
7828647	System and method for using time-sensitive tickets as player awards in gaming machines	11/9/2010
7832727	Illuminated wheel indicators	11/16/2010
7836302	Device verification system and method	11/16/2010

7857698	Multiple primary games for a gaming device	12/28/2010
7862418	Voucher gaming systems and methods	1/4/2011
7862435	Service enhancing power supply system for gaming machines	1/4/2011

7874903	Modified poker with bonus match card	1/25/2011
7878506	Wheel indicators	2/1/2011

Schedule 5.20
Labor Matters

None.

Schedule 6.12
Guarantors

	Entity — U.S.	Jurisdiction
1.	Arcade Planet, Inc	California
2.	Bally Gaming International, Inc.	Delaware
3.	CMS, LLC(9)	Mississippi
4.	Alliance Holding Company	Nevada
5.	Bally Gaming, Inc.	Nevada
6.	Sierra Design Group	Nevada
7.	Arcade Prizes, LLC(10)	Nevada
8.	Casino Electronics, Inc.	Nevada
9.	Foreign Gaming Ventures, Inc. (11)	Nevada
10.	United Gaming Rainbow(12)	Nevada
11.	Bally Gaming LP, LLC	Nevada
12.	Bally Gaming GP, LLC	Nevada
13.	Compudigm Services, Inc.	Nevada
14.	Bally Gaming Services, LLC	Nevada

(9)               Expected to be dissolved.

(10)         Expected to be dissolved.

(11)         Expected to be dissolved.

(12)         Expected to be dissolved.

Schedule 6.18
Gaming Licenses

Nevada:

Nevada law requires the prior approval of the Nevada Gaming Commission for Borrower and its respective subsidiaries to pledge, to place restrictions on the transfer of, and to enter into agreements not to encumber, the equity securities.

Mississippi:

Mississippi law requires the prior approval of the Mississippi Gaming Commission for Borrower and its respective subsidiaries to pledge, to place restrictions on the transfer of, and to enter into agreements not to encumber, the equity securities or partnership interest.

Michigan:

Michigan law requires holders of 5 percent or more of Borrower’s outstanding debt to apply for waivers of licensing. The requirement applies to an institution whose holdings among multiple funds aggregate to 5 percent or more. The applications must be filed within 10 days after the holder reaches the 5 percent threshold.

Missouri:

Missouri law requires the prior approval of the applicable gaming regulators of the State of Missouri for Borrower and its respective subsidiaries to pledge, to place restrictions on the transfer of, and to enter into agreements not to encumber, the equity securities.

British Columbia:

British Columbia law requires prior approval by the British Columbia Ministry of Public Safety and Solicitor General, Gaming Policy and Enforcement Branch, if the amount of the debt financing of the Borrower is equal to or greater than 5% of the aggregate paid up capital of the Borrower.

Schedule 7.02
Existing Indebtedness

1.               Indebtedness of Bally Gaming India owed to HDFC in the aggregate outstanding amount of $162,400 as of March 31, 2011.

2.               Indebtedness in respect of payouts under progressive gaming payouts.

7.03(f)
Existing Investments

1.             HBG Italy Note #1 in the original principal amount of Euro 7.5 million.

2.             HBG Italy Note #2 in the original principal amount of Euro 7.5 million.

3.             Investments made to cover payouts due under progressive gaming jackpots.

Schedule 7.08
Transactions with Affiliates

None.

Schedule 7.09
Burdensome Agreements

None.

Schedule 10.02
Administrative Agent’s Office, Certain Addresses for Notices

BORROWER:

Bally Technologies, Inc.
Nevada 6601 South Bermuda Road,
Las Vegas, Nevada, 89119
Attention: Mark Lerner, General Counsel
Telephone: 702.584.7700
Facsimile: 702.584.7990
email: mlerner@ballytech.com

With a copy to:
Cromwell Montgomery
Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, California 90067
Telephone: 310.551.8744
Facsimile: 310.552.7063
email: cmontgomery@gibsondunn.com

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for Notices other than payments and Requests for Credit Extensions):

Bank of America, N.A.

GCIB Agency Management Central I

901 Main St., 14th Floor

Mail Code:  TX1-492-14-11

Dallas, TX  75202-3714

Attention:  Maurice E. Washington, Vice President

Telephone: (214) 209-4128

Facsimile:  (214) 290-9544

Electronic Mail: maurice.washington@baml.com

Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

Mail Code:  CA4-702-02-25

Building B

2001 Clayton Rd.

Concord, CA  94520-2405

Attention:  Jesse Phalen

Telephone:  (925) 675-8416

Facsimile:   888-217-4730

Electronic Mail: remedios.a.david@baml.com

Account No.:  3750836479

Ref::  Bally Technologies, Inc.

Attn.:  Agency Services West

ABA# 026009593

L/C ISSUER:

Bank of America, N.A.

Mail Code:   CA9-705-07-05

1000 West Temple Street, 7th Floor

Los Angeles, CA  90012-1514

Attention:  Tele Sandra ,Vice President

Telephone:  (213) 580-8369

Facsimile:   (213) 580-8440

Electronic Mail:  Sandra.Leon@bankofamerica.com

SWING LINE LENDER:

Bank of America, N.A.

Mail Code:  CA4-702-02-25

Building B

2001 Clayton Rd.

Concord, CA  94520-2405

Attention:  Jesse Phalen

Telephone:  (925) 675-8458

Facsimile:    888-969-9298

Electronic Mail:  remedios.a.david @baml.com

Account No.:  3750836479

Ref::  Bally Technologies, Inc.

Attn.:  Agency Services West

ABA# 026009593

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:                        ,

To:                              Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bally Technologies, Inc., a Nevada corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐  A [Revolving Credit Borrowing][Term A Borrowing]

☐  A [conversion of [Term A][Revolving Credit] Loans][continuation of Eurodollar Rate Loans]

1.                                       On                                                                   (a Business Day).

2.                                       In the amount of $

3.                                       Comprised of
                                                                            [Type of Loan requested]

4.                                       For Eurodollar Rate Loans:  with an Interest Period of                       months.

5.                                       For Eurodollar Rate Loans that are Revolving Credit Loans: denominated in                                    [Currency of Loan requested]

[The Revolving Credit Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(b) of the Agreement.](1)

(1)                                  Include this sentence in the case of a Revolving Credit Borrowing.

A-1

The Borrower hereby represents and warrants that the conditions specified in Sections 4.03[(a) and](2) (b) shall be satisfied on and as of the date of the applicable Credit Extension.

BALLY TECHNOLOGIES, INC.

By:
Name:
Title:

(2)  Omit this language in the case of a Eurodollar Continuation or Conversion.

A-2

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:                        ,

To:                              Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bally Technologies, Inc., a Nevada corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.                                       On                                                                    (a Business Day).

2.                                       In the amount of $                                               .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

The Borrower hereby represents and warrants that the conditions specified in Sections 4.03(a) and (b) shall be satisfied on and as of the date of the applicable Credit Extension.

BALLY TECHNOLOGIES, INC.

By:
Name:
Title:

B-1

EXHIBIT C-1

FORM OF TERM A NOTE

                 ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                        or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term A Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of the Term A Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term A Note is one of the Term A Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term A Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term A Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Term A Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Term A Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term A Note.

C-1-1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

BALLY TECHNOLOGIES, INC.

By:
Name:
Title:

C-1-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-1-3

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

           ,

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                        or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Revolving Credit Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

C-2-1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

BALLY TECHNOLOGIES, INC.

By:
Name:
Title:

C-2-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

C-2-3

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

TO:         Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below

This Compliance Certificate (“Certificate”) is delivered pursuant to the Amended and Restated Credit Agreement dated as of April 15, 2011 by and among Bally Technologies, Inc., a Nevada corporation (the “Borrower”), the Lenders whose names are set forth on the signature pages thereto and each other Lender which may from time to time become a party thereto and Bank of America, N.A., as Administrative Agent (as amended from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise.

This Certificate is delivered in accordance with Section 6.02(b) of the Credit Agreement by the chief executive officer, chief financial officer, treasurer or controller (a “Senior Officer”) of the Borrower. This Certificate is delivered as of the last day of the [fiscal quarter] [fiscal year] ended                                   ,         , (the “Test Date”). Computations indicating compliance with respect to the covenants contained in Sections 7.01(q), 7.02(e), (f), (h), (j), (k) and (l), 7.03(c), (d), (j), (k), (m) and (n), 7.05(f) and (h), 7.06(f), 7.11(a) and (b), and 7.12 of the Credit Agreement are set forth below.

I.              Section 7.01(q) — Liens.

During the period from the Effective Date through the Test Date, the highest aggregate outstanding principal amount of Indebtedness and other obligations of the Borrower or any Subsidiary secured by Liens under Section 7.01(q) of the Credit Agreement was $                 .

Maximum Permitted:	$30,000,000

II.            Section 7.02(e), (f), (h), (j), (k) and (l) - Indebtedness.

A.            Section 7.02(e): During the period from the Effective Date through the Test Date, the highest aggregate amount of Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.02(e) of the Credit Agreement was $                        .

Maximum Permitted:	$30,000,000

B.            Section 7.02(f): During the period from the Effective Date through the Test Date, the highest aggregate outstanding principal amount of Indebtedness owing by any Person that becomes a Subsidiary of the Borrower after the Effective Date in accordance with the terms of Section 7.03(g) of the Credit Agreement, which Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower (other than Indebtedness incurred solely in contemplation of such Person’s becoming a Subsidiary of the Borrower) and any refinancings, refundings, renewals or extensions thereof (in each case made in accordance with the limitations set forth in Section 7.02(f) of the Credit Agreement) was $                            .

Maximum Permitted:	$50,000,000

C.            Section 7.02(k): During the period from the Effective Date through the Test Date, the highest aggregate amount of Indebtedness of direct or indirect Subsidiaries of the Borrower that were not Loan Parties was $                            .

Maximum Permitted:	$30,000,000

D.            Section 7.02(l): During the period from the Effective Date through the Test Date, the highest aggregate principal amount of Indebtedness of the Borrower or any Subsidiary incurred under Section 7.02(l) of the Credit Agreement was $                            .

Maximum Permitted:	$15,000,000

III.           Section 7.03(c), (d), (j), (k), (m) and (n) - Investments.

A.            Section 7.03(c): During the period from the Effective Date through the Test Date, the aggregate amount of additional Investments made by the Loan Parties under clause (iv) of Section 7.03(c) of the Credit Agreement in Subsidiaries that are not Loan Parties, provided that no Default or Event of Default existed or was continuing or resulted from any such Investment, was $                      .

Maximum Permitted:	$90,000,000

B.            Section 7.03(d): During the period from the Effective Date through the Test Date, the highest aggregate amount of Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss, was $                          .

Maximum Permitted:	$25,000,000

C.            Section 7.03(j): During the period from the Effective Date through the Test Date, the aggregate amount of Investments by the Borrower in one or more joint ventures related to the development of gaming equipment, provided that no Default or Event of Default existed or was continuing or resulted from any such Investment, was $                            .

Maximum Permitted:	$25,000,000

D.            Section 7.03(k): During the period from the Effective Date through the Test Date, the highest aggregate outstanding amount of Investments consisting of non-ordinary course advances to officers, managers, directors, and employees of the Borrower and its Subsidiaries was $                            .

Maximum Permitted:	$1,000,000

E.             Section 7.03(m): During the period from the Effective Date through the Test Date, (i) the highest aggregate principal amount of Investments consisting of loans to customers was $                            , and (ii)  the highest aggregate principal amount per property of any such customer was $                            .

Maximum Permitted:	$75,000,000 in the aggregate, and $25,000,000 for the highest aggregate amount per property of any customer

F.             Section 7.03(n): During the fiscal year, or portion thereof, ending on the Test Date, the aggregate amount of other Investments under Section 7.03(n) of the Credit Agreement was $                                .

Maximum Permitted:	$30,000,000

IV.           Section 7.05(f) and (h) - Dispositions of Property.

A.            Section 7.05(f): During the fiscal year, or portion thereof, ending on the Test Date, the aggregate proceeds received by the Borrower and its Subsidiaries as a result of Dispositions not otherwise permitted under Section 7.05 of the Credit Agreement, provided that no Default or Event of Default existed or was continuing or resulted therefrom, was $                       , and $                     of such proceeds were applied to the prepayment of the Obligations in accordance with Section 2.05(a) of the Credit Agreement.

Maximum Permitted:	$20,000,000 per fiscal year, provided that all amounts in excess of $20,000,000 are applied to prepayment of Obligations

B.            Section 7.05(h): During the fiscal year, or portion thereof, ending on the Test Date, the aggregate consideration received by the Borrower and its Subsidiaries as a result of sales of customer loans or receivables for risk management purposes was $                             per customer and $                             in the aggregate.

Maximum Permitted:	$15,000,000 per customer, or $40,000,000 in the aggregate per fiscal year

V.            Section 7.06(f) - Distributions.

During the fiscal year, or portion thereof, ending on the Test Date, the aggregate amount of Distributions by the Borrower (i) declared or paid as cash dividends to its stockholders or (ii) used to purchase, redeem or otherwise acquire for cash Equity Interests issued by it, provided that in each case no Default or Event of Default existed or was continuing or resulted therefrom, was $                           and the amount of such Distributions during the period from the Effective Date through the Test Date was $                           in the aggregate.

Maximum Permitted:

$100,000,000 for such fiscal year, if either before or after giving pro forma effect to such payment, purchase, redemption or other acquisition the pro forma Consolidated Total Leverage Ratio for such fiscal year was 2.0 or greater, or unlimited if both before and after giving pro forma effect to such payment, purchase, redemption or other acquisition the pro forma Consolidated Total Leverage Ratio for such fiscal year was less than 2.0.

VI.           Section 7.11(a) — Consolidated Total Leverage Ratio.

A.            The Consolidated Total Leverage Ratio as of the Test Date, was                      :1.00.

Maximum Permitted:	3.50:1.00 for fiscal quarters ended from June 30, 2011 through December 31, 2012

3.25:1.00 for fiscal quarters ended from March 31, 2013 through December 31, 2013

3.00:1.00 for fiscal quarters ended from March 31, 2014 and thereafter

The Consolidated Total Leverage Ratio is calculated as follows:

(a)	Consolidated Funded Indebtedness as of the Test Date	$

divided by

(b)	Consolidated EBITDA for the Test Period (as calculated below)	$

equals Consolidated Total Leverage Ratio [(a)÷(b)]	:1.00

Consolidated EBITDA for the Test Period is calculated as follows.(1)

As determined in accordance with Generally Accepted Accounting Principles:

(1)                                  When calculating Consolidated EBITDA, (i) the results of operations of any Person or assets which have been the subject of a Disposition involving a consideration in excess of $25,000,000 in the aggregate during the Test Period shall be excluded, and (ii) the results of operations of any Person or assets acquired by the Borrower and its Subsidiaries during the Test Period for a consideration which is in excess of $25,000,000 in the aggregate shall be included on a pro forma basis.

the sum of:

(i) Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the Test Period	$

plus (ii) any extraordinary loss reflected in such Consolidated Net Income	$

minus (iii) any extraordinary gain reflected in such Consolidated Net Income	$

plus (iv) Consolidated Interest Charges(2) of the Borrower and its Subsidiaries for the Test Period to the extent deducted in arriving at Consolidated Net Income	$

plus (v) the aggregate amount of Federal, state, local, and foreign taxes on or measured by income of the Borrower and its Subsidiaries for the Test Period (whether or not payable during the Test Period) to the extent deducted in arriving at Consolidated Net Income

$

plus (vi) depreciation, amortization and all other non-cash expenses for the Test Period, including without limitation employee stock based compensation expenses	$

plus (or minus), without duplication, (vii) any extraordinary loss or other non-cash expense (or any extraordinary gain or other non-cash income) resulting from fair value adjustments made pursuant to the application of FASB Accounting Standards Codification 805 (or any successor rule) in connection with earn-out or similar obligations to the extent reflected in such Consolidated Net Income

$

minus (vii) any scheduled earn-out or similar earnings sharing payments in respect of the Borrower’s acquisition of Sightline Payments,

(2)                                  Plus interest income in respect of trade receivables that is deducted from interest expense in determining such Consolidated Interest Charges.

LLC or other acquisitions described in clause (ii) of the proviso to the definition of “Consolidated Funded Indebtedness”	$

equals Consolidated EBITDA

[(i)+(ii)-(iii)+(iv)+(v)+(vi)+/-(vii)-(viii)]	$

VII.          Section 7.11(b) — Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio, as of the Test Date, was               :1.00.

Minimum Permitted:	3.00:1.00

The Consolidated Fixed Charge Coverage Ratio is calculated as follows:

As of the Test Date:

(a)	Consolidated EBITDA for the Test Period (as calculated above)	$

divided by

(b)	Consolidated Interest Charges	$

equals Consolidated Fixed Charge Coverage Ratio
[(a)÷(b)]	:1.00

VIII.        Section 7.12 - Capital Expenditures.

A.            Section 7.12(a): During the fiscal year, or portion thereof, ending on the Test Date, the aggregate amount of Maintenance Capital Expenditures made by the Borrowers or their Subsidiaries, or which Borrowers or their Subsidiaries were legally obligated to make was $                                .

Maximum Permitted:	$30,000,000

B.            Section 7.12(b): During the period from the Effective Date through the Test Date, the aggregate amount of Capital Expenditures other than Maintenance Capital Expenditures made by the Borrowers or their Subsidiaries, or which Borrowers or their Subsidiaries were legally obligated to make was $                                .

Maximum Permitted:	$50,000,000

IX.           A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether, during the fiscal period ending on the Test Date, Borrower and its Subsidiaries performed and observed all of their respective obligations under the Loan Documents. To the best knowledge of the undersigned, during the period ending on the Test Date, all covenants and conditions have been so performed and observed and no Default or Event of Default has occurred and is continuing, with the exceptions set forth below in response to which Borrower has taken or propose to take the following actions (if none, so state).

X.            The undersigned Senior Officer of Borrower certifies that the calculations made and the information contained herein are derived from the books and records of Borrower and that each and every matter contained herein correctly reflects those books and records.

XI.           To the best knowledge of the undersigned no event or circumstance has occurred that constitutes a Material Adverse Effect since the date the most recent Certificate was executed and delivered.

Dated:

BALLY TECHNOLOGIES, INC.

By:
Name:
Title:

EXHIBIT E-1

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities(5)) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being

(1)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)  For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3)  Select as appropriate.

(4)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

(5)  Include all applicable subfacilities.

referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.                                       Borrower(s):  Bally Technologies, Inc., a Nevada corporation

4.                                       Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.                                       Credit Agreement:     Amended and Restated Credit Agreement, dated as of April 15, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time), among Bally Technologies, Inc., a Nevada corporation, as Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

6.                                       Assigned Interest[s]:

Assignor[s](6)	Assignee[s](7)	Facility Assigned(8)	Aggregate Amount of Commitment/Loans for all Lenders(9)	Amount of Commitment /Loans Assigned	Percentage Assigned of Commitment/ Loans(10)		CUSIP Number
			$	$		%
			$	$		%
			$	$		%

[7.                              Trade Date:                                               ](11)

(6)  List each Assignor, as appropriate.

(7)  List each Assignee, as appropriate.

(8)  Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment” or “Term A Loan”).

(9)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(10)  Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(11)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:                                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and](12) Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Title:

[Consented to](13)

BANK OF AMERICA, N.A., as
L/C Issuer and Swing Line Lender

By:
Title:

[Consented to:](14)

BALLY TECHNOLOGIES, INC., as
Borrower

By:
Title:

(12)  If necessary.

(13)  If necessary.

(14)  If necessary.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

BALLY TECHNOLOGIES, INC.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1.      Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (vii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT E-2

ADMINISTRATIVE DETAILS REPLY FORM - MULTICURRENCY

CONFIDENTIAL

FAX ALONG WITH COMMITMENT LETTER TO: Maurice Washington
FAX #	214-290-9544

I. Borrower Name:	Bally Technologies, Inc.

	$	Type of Credit Facility

II. Legal Name of Lender of Record for Signature Page:

•                  Signing Credit Agreement ☐ YES ☐ NO

•                  Coming in via Assignment ☐ YES ☐ NO

III. Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other — please specify)

IV. Domestic Address:	V. Eurodollar Address:

VI.  Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s).  The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

		Primary	Secondary
	Credit Contact	Operations Contact	Operations Contact

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

IntraLinks E Mail Address:

Does Secondary Operations Contact need copy of notices? ☐ YES ☐ NO

12/2007

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	Letter of Credit	Draft Documentation
	Contact	Contact	Legal Counsel

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

PLEASE CHECK IF YOU CAN FUND IN THE CURRENCIES REQUIRED FOR THIS TRANSACTION LISTED BELOW:

☐	US DOLLAR	☐	CAD	☐

☐	AUD	☐		☐

☐	EURO	☐		☐

VII. Lender’s SWIFT Payment Instructions for [Foreign Currency]:

Pay to:

(Bank Name)

	(SWIFT)	(Country)

	(Account #)	(Account Name)

	(FFC Account #)	(FFC Account Name)

(Attention)

VII. Lender’s SWIFT Payment Instructions for [Foreign Currency]:

Pay to:

(Bank Name)

	(SWIFT)	(Country)

	(Account #)	(Account Name)

2

(FFC Account #)	(FFC Account Name)

(Attention)

VII. Lender’s SWIFT Payment Instructions for [Foreign Currency]:

Pay to:

(Bank Name)

	(SWIFT)	(Country)

	(Account #)	(Account Name)

	(FFC Account #)	(FFC Account Name)

(Attention)

VII. Lender’s SWIFT Payment Instructions for [Foreign Currency]:

Pay to:

(Bank Name)

	(SWIFT)	(Country)

	(Account #)	(Account Name)

	(FFC Account #)	(FFC Account Name)

(Attention)

VIII. Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

(Bank Name)

(ABA #)

(Account #)

(Attention)

IX. Lender’s Fed Wire Payment Instructions:

Pay to:

(Bank Name)

3

(ABA#)	(City/State)

(Account #)	(Account Name)

(Attention)

X. Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):	- - - - - - - -

Tax Withholding Form Delivered to Bank of America*:

☐	W-9

☐	W-8BEN

☐	W-8ECI

☐	W-8EXP

☐	W-8IMY

Tax Contact

Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address:

NON—U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.)

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Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI.  It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S.  Please refer to the instructions when completing the form applicable to your institution.  In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms.  An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement.  Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form.  In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms.  Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification).  Please be advised that we require an original form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement.  Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

XI. Bank of America Payment Instructions:

Pay to:	Bank of America, N.A.
ABA # 026009593
New York, NY
Acct. # 3750836479
Attn: Corporate Credit Services
Ref: Bally Technologies, Inc.

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EXHIBIT F

AMENDED AND RESTATED SUBSIDIARY GUARANTY

This AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of                           , 2011, is made by each of the Subsidiaries listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 15 of this Guaranty, jointly and severally in favor of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below, and each of the lenders that are party to such Credit Agreement (each a “Lender”, collectively, the “Lenders”), with reference to the following facts:

RECITALS

A.            Guarantors are parties to that certain Subsidiary Guaranty, dated as of September 26, 2008 (the “Existing Guaranty”), pursuant to which the Guarantors guaranteed the obligations of Bally Technologies, Inc. ( “Borrower”) under that certain Credit Agreement, dated as of September 26, 2008 (as amended prior to the date hereof, the “Existing Credit Agreement”), among Borrower, the lenders party thereto and the Administrative Agent.

B.            Borrower, the Lenders and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement, dated as of April 15, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the Lenders have agreed to provide certain credit facilities to Borrower pursuant to the Credit Agreement.

C.            As a condition to the availability of such credit facilities, Guarantors are required to enter into this Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

D.            Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to Guarantors by Borrower.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty, and the Existing Guaranty is hereby amended and restated in its entirety, in each case as follows:

1.             Definitions.  This Guaranty is the Guaranty referred to in the Credit Agreement and is one of the Loan Documents.  Terms defined in the Credit Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Credit Agreement when used herein and such definitions are incorporated herein as though set forth in full.  In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

“Guaranty” means this Amended and Restated Subsidiary Guaranty, and any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Guarantors become party hereto.

“Guarantied Obligations” means all Obligations at any time and from time to time owing to any one or more of the Secured Parties and arising under the Credit Agreement, including, without limitation Obligations at any time and from time to time owing to any one or more Cash Management Banks or Hedge Banks arising under Secured Cash Management Agreements or Secured Hedge Agreements, respectively.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guarantied Obligations and would be owed by Borrower to any Secured Party under the Credit Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower.

“Guarantors” means the Subsidiaries of Borrower that are parties hereto as indicated on the signature pages hereof, or that become parties hereto as provided in Section 15 hereof, and each of them, and any one or more of them, jointly and severally.

2.             Guaranty of Guarantied Obligations.  Guarantors hereby, jointly and severally, irrevocably and unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.  Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the aggregate maximum amount of the Guarantied Obligations for which each Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

3.             Nature of Guaranty.  This Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising, subject to Section 16 hereof.  This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

4.             Relationship to Other Agreements.  Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto.  All provisions contained in the

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Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

5.             Subordination of Indebtedness of Borrower to Guarantors to the Guarantied Obligations.  Each Guarantor agrees that:

(a)           Any indebtedness of Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

(b)           If the Secured Parties so request, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Secured Parties and shall be paid over to the Secured Parties in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Guaranty.

6.             Statutes of Limitations and Other Laws.  Until the Guarantied Obligations (other than contingent indemnification obligations) shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to the Secured Parties hereunder shall continue to exist and may be exercised by the Secured Parties at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations.  Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

7.             Waivers and Consents.  Each Guarantor acknowledges that this Guaranty may support obligations of Persons other than such Guarantor and, in full recognition of that fact, each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

(a)           supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

(b)           supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

(c)           accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof;

(d)           accept partial payments on the Guarantied Obligations;

(e)           receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof;

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(f)            release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Secured Parties in the exercise of their commercial discretion may determine;

(g)           release any Person or any guarantor from any personal liability with respect to the Guarantied Obligations or any part thereof;

(h)           settle, release on terms satisfactory to the Secured Parties or by operation of applicable laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

(i)            consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing existence of any Liens hereunder, under any other Loan Document to which any Guarantor is a party or the enforceability hereof or thereof with respect to all or any part of the Guarantied Obligations.

Upon the occurrence of and during the continuance of any Event of Default, the Secured Parties may enforce this Guaranty independently as to each Guarantor and independently of any other remedy or security the Secured Parties at any time may have or hold in connection with the Guarantied Obligations, and it shall not be necessary for the Secured Parties to marshal assets in favor of any Guarantor, Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Guaranty.  Each Guarantor expressly waives any right to require the Secured Parties to marshal assets in favor of such Guarantor, Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that the Secured Parties may proceed against any Person and/or collateral in such order as they shall determine in their sole and absolute discretion.  The Secured Parties may file a separate action or actions against any Guarantor, whether action is brought or prosecuted with respect to any other security or against any other Guarantor, Borrower or any other Person, or whether any other Person is joined in any such action or actions.  Each Guarantor agrees that the Secured Parties, Borrower and any other Person may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting this Guaranty.  The Secured Parties’ rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by the Secured Parties upon the bankruptcy, insolvency or reorganization of Borrower, any Guarantor or any other Person, or otherwise, all as though such amount had not been paid.  The enforceability of this Guaranty at all times shall remain effective to guarantee payment and performance of the full amount of all the Guarantied Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Credit Agreement, even though the Guarantied Obligations, including any part thereof or any other security or guaranty therefor, may be or

4

hereafter may become invalid or otherwise unenforceable as against Borrower or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto.  Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of any Secured Party to marshal assets in favor of such Guarantor or any other Person, (e) except as otherwise required by Law or as provided in this Agreement, any failure of any Secured Party to give notice of sale or other disposition of collateral to such Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by Law or as provided in this Agreement, any failure of any Secured Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Guarantied Obligation, including without limitation any failure of any Secured Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Guarantied Obligation, (g) any act or omission of any Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower, any Guarantor or any other Person or the Guarantied Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation, (i) any failure of any Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by any Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Liens under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Liens in favor of any Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule, (q) any defense based on such Guarantor’s rights under NRS 104.3605, each Guarantor specifically agreeing that this clause (q) shall constitute a waiver of discharge under NRS 104.3605, and (r) any defense or benefit based on NRS 40.430 and judicial decisions relating thereto and NRS 40.451 et seq. and judicial decisions relating thereto, each Guarantor agreeing that the waiver in this clause (r) is intended to take advantage of the two (2) waivers permitted by NRS 40.495 (1) and (2) to the maximum extent permitted.

8.             Condition of Borrower and its Subsidiaries.  Each Guarantor represents and warrants to the Secured Parties that each Guarantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Guarantor now is and hereafter will

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be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties.  Each Guarantor hereby expressly waives and relinquishes any duty on the part of any Secured Party (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by the Secured Parties during the life of this Guaranty.  With respect to any of the Guarantied Obligations, the Secured Parties need not inquire into the powers of Borrower or any Subsidiary thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be binding and enforceable.

9.             Liens on Real Property.  In the event that all or any part of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Guarantor authorizes the Secured Parties, upon the occurrence of and during the continuance of any Event of Default, at their sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any Liens of any Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale.  Each Guarantor expressly waives any defenses to the enforcement of this Guaranty or any rights of any Secured Party created or granted hereby or to the recovery by the Secured Parties against Borrower, any Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement or contribution from Borrower.  Each Guarantor expressly waives any defenses or benefits that may be derived from NRS Section 40.451, et seq. and judicial decisions relating thereto, or comparable provisions of Nevada Law which are comparable to California Code of Civil Procedure §§ 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under Nevada Law or other applicable Law.  Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor’s or any other Person’s failure to receive any such notice shall not impair or affect Guarantors’ Obligations or the enforceability of this Guaranty or any rights of any Secured Party created or granted hereby.

10.           Waiver of Rights of Subrogation.  Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Guarantor is a party, Guarantors hereby so long as the Guarantied Obligations other than contingent indemnification obligations remain outstanding expressly postpone with respect to Borrower and its successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantors may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantors’ execution, delivery and/or performance of this Guaranty or any other Loan Document to which any Guarantor is a party.  Guarantors agree

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that so long as the Guarantied Obligations other than contingent indemnification obligations remain outstanding they shall not have or assert any such rights against Borrower or their successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantors by Borrower (as a borrower or in any other capacity), the Secured Parties or any other such Person.  Guarantors hereby acknowledge and agree that this waiver is intended to benefit Borrower and the Secured Parties and shall not limit or otherwise affect Guarantors’ liability hereunder, under any other Loan Document to which any Guarantor is a party, or the enforceability hereof or thereof.

11.           Right of Contribution; Severability.

(a)           Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of all payments made hereunder, provided that all then current Guarantied Obligations are then satisfied, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments.  The provisions of this Section 11 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.  The “proportionate share” of any Guarantor shall be a fraction (which shall in no event exceed 1.00) the numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all Guarantors.  All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

(b)           Additionally, wherever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.  Consistent with the foregoing, and notwithstanding any other provision of this Guaranty to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate the Guarantor’s obligations under this Guaranty under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, the Guarantor (the “Affected Guarantor”), automatically and without any further action being required of the Affected Guarantor or any Secured Party, shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by the Affected Guarantor under any guaranty of the Guaranteed Obligations (or any portion thereof) at the time of the execution and delivery of this Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of the Affected Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical guaranty voidable under applicable law relating to

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fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being the Affected Guarantor’s “Maximum Guaranty Amount”), and not for any greater amount, as if the stated amount of this Guaranty as to the Affected Guarantor had instead been the Maximum Guaranty Amount.  This Section is intended solely to preserve the rights of the Secured Parties under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither the Affected Guarantor nor any other Person shall have any right or claim under this Section with respect to the limitation described in this Guaranty, except to the extent necessary so that the obligations of the Affected Guarantor under this Guaranty shall not be rendered voidable under applicable law.  Without limiting the generality of the foregoing, the determination of a Maximum Guaranty Amount for the Affected Guarantor pursuant to the provisions of the second preceding sentence of this Section shall not in any manner reduce or otherwise affect the obligations of any other guarantors of any of the Guaranteed Obligations.

12.           Understandings With Respect to Waivers and Consents.  Each Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against Borrower, the Secured Parties or others, or against any Collateral.  Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so.  If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

13.           Costs and Expenses.  Each Guarantor agrees to pay to the Secured Parties all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) actually incurred by the Secured Parties in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof.  All reasonable advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements (including the reasonably allocated cost of legal counsel employed by the Secured Parties), actually incurred or paid by the Secured Parties in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to the Secured Parties by each Guarantor, immediately upon demand, together with interest thereon at the per annum rate then applicable to Base Rate Loans under the Term Facility, or the Default Rate if applicable.

14.           Liability.  The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor’s liability hereunder may be enforced regardless of the existence of any such guaranties.  Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required.

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15.           Joinder.  Any other Person may become a Guarantor under and become bound by the terms and conditions of this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

16.           Release of Guarantors.  This Guaranty shall be terminated and all Guarantied Obligations of Guarantors hereunder shall be released when all Guarantied Obligations other than contingent indemnification obligations of each party to any Loan Document have been paid in full in cash or otherwise performed in full and when no portion of both the Revolving Credit Commitments and the Term A Facility remains outstanding.  Upon such release of any or all of Guarantors’ Guarantied Obligations hereunder, the Administrative Agent shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of the Secured Parties’ rights arising under this Guaranty, all as reasonably requested by, and at the sole expense of, Guarantors.

17.           WAIVER OF JURY TRIAL.  EACH GUARANTOR AND EACH SECURED PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY, ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR AND EACH SECURED PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY GUARANTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

18.           CONSENT TO JURISDICTION; CHOICE OF FORUM.

(a)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK

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PERSONAL JURISDICTION OVER SUCH GUARANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GUARANTOR.  EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

(b)           EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

19.           THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

“Guarantors”

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

FOREIGN GAMING VENTURES, INC.,
a Nevada corporation

UNITED GAMING RAINBOW,
a Nevada corporation

COMPUDIGM SERVICES, INC.,

a Nevada corporation

By:
Name:
Title:

S-1

CMS, LLC,
a Mississippi limited liability company

By:	BALLY GAMING, INC., the Sole Member of CMS, LLC

ARCADE PRIZES, LLC,
a Nevada limited liability company

By:	ARCADE PLANET, INC., the Sole Member of ARCADE PRIZES, LLC

BALLY GAMING GP, LLC,
a Nevada limited liability company

By:	BALLY GAMING, INC., the Sole Member of BALLY GAMING GP, LLC

BALLY GAMING LP, LLC,
a Nevada limited liability company

By:	BALLY GAMING, INC., the Sole Member of BALLY GAMING LP, LLC

BALLY GAMING SERVICES, LLC,
a Nevada limited liability gaming company

By:	B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By:	BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Address for Guarantors:
c/o Bally Technologies, Inc.
6601 South Bermuda Road
Las Vegas, Nevada 89119

S-2

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Secured Party”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders

By:
Name:
Title:

S-3

EXHIBIT A
TO
 GUARANTY

INSTRUMENT OF JOINDER

THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of                     ,         , by                                                                           , a                                                        (“Joining Party”), and delivered to Bank of America, N.A., as the Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”), pursuant to the Amended and Restated Subsidiary Guaranty, dated as of                   , 2011 made by each of the parties listed on the signature pages thereto (each a “Guarantor” and collectively, “Guarantors”) in favor of the Administrative Agent and each of the lenders that are party to the Credit Agreement referred to below (each a “Lender” and collectively, the “Lenders”) (as the same may be amended or supplemented from time to time, the “Guaranty”).  Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

RECITALS

(a)           The Guaranty was made by Guarantors in favor of Bank of America, N.A. pursuant to that certain Amended and Restated Credit Agreement, dated as of                 , 2011, by and among Bally Technologies, Inc., a Nevada corporation (the “Borrower”), the Lenders and the Administrative Agent (as the same may be amended or supplemented from time to time, the “Credit Agreement”).

(b)           Joining Party is required pursuant to the Credit Agreement to become a Guarantor.

(c)           Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the Loans under the Credit Agreement.

NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

(1)           By this Joinder, Joining Party becomes a “Guarantor” under and pursuant to Section 15 of the Guaranty.  Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Guarantied Obligations heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

(2)           The effective date of this Joinder is                   ,         .

A-1

“Joining Party”

a

By:
Name:
Title:

Address:

Attn:
Telephone:
Facsimile:

ACKNOWLEDGED:

BANK OF AMERICA, N.A.
as Administrative Agent

By:
Name:
Title:

A-2

EXHIBIT G-1

AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

This AMENDED AND RESTATED BORROWER SECURITY AGREEMENT, dated as of                              2011, is made by Bally Technologies, Inc., a Nevada corporation (“Grantor”), in favor of Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below, the Lenders therein named and in favor of each of the Lenders which may hereafter become a party thereto, collectively as “Secured Party,” with reference to the following facts:

RECITALS

A.            Grantor has granted security interests to the Administrative Agent under a Borrower Security Agreement, dated as of September 26, 2008 (the “Existing Security Agreement”), and desires to amend and restate the Existing Security Agreement pursuant to this Agreement.

B             Grantor has entered into an Amended and Restated Credit Agreement, dated as of April 15, 2011 among Grantor, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent (as it may from time to time be amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”).  This Agreement is the Borrower Security Agreement referred to in the Credit Agreement and is one of the “Loan Documents” referred to in the Credit Agreement.

C.            Pursuant to the Loan Documents of even date herewith the Lenders are making certain credit facilities available to Grantor.

D.            As a condition of the availability of such credit facilities, Grantor is required to enter into this Agreement to grant security interests to Secured Party as herein provided.

AGREEMENT

NOW, THEREFORE, in order to induce Secured Party to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants, and the Existing Security Agreement is hereby amended and restated in its entirety, as follows:

1.             Definitions.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.  Terms defined in the New York Uniform Commercial Code (as amended from time to time) and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Uniform Commercial Code, as enacted in the State of New York.  In addition, as used in this Agreement, the following terms shall have the meanings respectively set forth after each:

“Agreement” means this Amended and Restated Borrower Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

“Collateral” means and includes all present and future right, title and interest of Grantor in or to any personal property whatsoever, and all rights and powers of Grantor to transfer any interest in or to any personal property whatsoever, including, without limitation, any and all of the following personal property:

(a)           All present and future accounts, accounts receivable, payment intangibles, agreements, contracts, leases, contract rights, rights to payment, instruments, promissory notes, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, health-care-insurance receivables, insurance policies, notes and drafts, and all forms of obligations owing to Grantor or in which Grantor may have any interest, however created or arising;

(b)           All present and future general intangibles, all tax refunds of every kind and nature to which Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, goodwill, choses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, service marks, patents, licenses or sublicenses (to the extent that there exists no prohibition as a matter of law or pursuant to any agreements governing such licenses or sublicenses on the transfer thereof for security as contemplated by this Agreement), copyrights, technology, processes, proprietary information and insurance proceeds (other than any licenses issued by a Gaming Board or pursuant to any Gaming Laws but only to the extent that granting a security interest in such licenses would violate applicable Gaming Law);

(c)           All present and future deposit accounts of Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by Grantor with any bank, savings and loan association, credit union or like organization, and all money, cash and Cash Equivalents of Grantor, whether or not deposited in any such deposit account;

(d)           All present and future letter-of-credit rights of Grantor;

(e)           All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantor or its business, all receptacles and containers for such records, and all files and correspondence;

(f)            All present and future goods, including, without limitation, all farm products, inventory, equipment, gaming devices and associated equipment (other than slot machines located in or to be located in the State of Missouri), machinery, tools, molds, dies, furniture, furnishings, trade fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Grantor’s business;

(g)           All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or

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used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing (other than slot machines located in or to be located in the State of Missouri);

(h)           All present and future investment property, stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

(i)            All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

(j)            All other tangible and intangible personal property of Grantor;

(k)           All rights, remedies, powers and/or privileges of Grantor with respect to any of the foregoing; and

(l)            Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, payment intangibles, deposit accounts, documents, promissory notes, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

“Secured Obligations” means any and all present and future Obligations of any type or nature of Grantor arising under or relating to the Credit Agreement, any Secured Cash Management Agreement, any Secured Hedge Agreement, and the Loan Documents or any one or more of them.

“Secured Party” means the Administrative Agent under the Credit Agreement, the Lenders therein named and each of the Lenders which may hereafter become a party thereto, each of the Hedge Banks, and each of the Cash Management Banks.  All rights of the Secured Party under this Agreement shall be exercised by the Administrative Agent, acting with the consent of those Lenders required by the Credit Agreement.

2.             Further Assurances.  At any time and from time to time at the request of Secured Party, Grantor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party’s security interests granted pursuant to Section 3 of this Agreement to the extent that such security interests can be fully perfected by the filing of financing statements.  At any time and from time to time, following Grantor’s failure to comply with the foregoing sentence, Secured Party shall be entitled to authenticate on behalf and in the name of Grantor, file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all

3

such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement to the extent that such security interests can be fully perfected by the filing of financing statements.  Before and after the occurrence of any Event of Default, at Secured Party’s request, Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an security interest in the Collateral in favor of Secured Party, or the priority thereof, to the extent that such security interests can be fully perfected by the filing of financing statements.  With respect to any Collateral consisting of securities, deposit accounts, letter-of-credit rights, instruments, documents, certificates of title or the like, as to which Secured Party’s security interest need be perfected by, or the priority thereof need be assured by, possession and/or control of such Collateral, Grantor will, after the occurrence of and during the continuance of an Event of Default, promptly upon demand of Secured Party deliver possession of same in pledge to Secured Party and/or control of such Collateral, as requested by Secured Party, and Grantor will take all actions necessary to vest such possession or control in Secured Party (including delivery of a duly executed control agreement with respect to such Collateral in form and substance satisfactory to Secured Party).  With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests or the like, Grantor hereby consents and agrees that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

3.             Security Agreement.  For valuable consideration, Grantor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them.  This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of Grantor or any other Person or any other event or proceeding affecting any Person.

4.             Grantor’s Representations, Warranties and Agreements.  Except as otherwise disclosed to Secured Party in writing concurrently herewith, Grantor represents, warrants and agrees that: (a) Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral, except such as are expressly permitted by the Credit Agreement or are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be knowingly used for any unlawful purpose or in material violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) Grantor will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition, and from time to time make all needful

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and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered good practice by owners of like Property; (d) Grantor will take all steps to preserve and protect the Collateral; (e) Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Credit Agreement and as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to such insurance, will obtain the written agreement of the insurers that such insurance shall not be canceled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; and (f) Grantor will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantor will not remove or permit to be removed any part of the Collateral from its place of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents.

5.             Secured Party’s Rights Re Collateral.  At any time (whether or not an Event of Default has occurred), at the expense of Grantor, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) pursuant to the terms set forth in Section 6.10 of the Credit Agreement, enter upon any premises on which Collateral is situated upon reasonable notice and examine the same or (b) upon any Event of Default, without notice or demand, to perform any obligation of Grantor under this Agreement or any obligation of any other Person under the Loan Documents.  Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with Grantor’s past practices.  Grantor shall at any time at Secured Party’s request mark the Collateral and/or Grantor’s ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party’s security interests.  Secured Party shall at all times on reasonable notice have full access to and the right to audit any and all of Grantor’s books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantor shall be carried out by Secured Party through Grantor’s independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in Section 9.  Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations.  Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

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6.             Collections on the Collateral.  Except as otherwise provided in any Loan Document, Grantor shall have the right to use, dispose of and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing.  Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, except as prohibited by applicable Law, Grantor’s right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantor in trust for Secured Party and immediately delivered in kind to Secured Party.  Any remittance received by Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party’s security interests.  Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantor, to the same extent as though it were manually executed by the duly authorized officer of Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

7.             Possession of Collateral by Secured Party.  All the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control.  Any or all of the cash Collateral delivered to Secured Party will be held in an interest bearing account until it is applied in accordance with the terms hereof.  Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon.  Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party’s possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantor’s obligations with respect thereto, or otherwise.  Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantor, and the receipt of any of the same by Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor.  So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events.  Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood

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that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

8.             Events of Default.  There shall be an Event of Default hereunder upon the occurrence and during the continuance of an Event of Default under the Credit Agreement.

9.             Rights Upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantor and without affecting the Obligations of Grantor hereunder or under any other Loan Document, or the enforceability of the Liens and security interests created hereby:  (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker’s board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral; (g) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Grantor; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting

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from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantor may be applied by Secured Party without notice to Grantor to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (j) to insure, process and preserve the Collateral; (k) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (l) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (m) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Grantor such mail as does not relate to the Collateral; and (n) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party’s sole option and as Secured Party in its sole discretion may deem advisable.  Grantor will, at Secured Party’s request, assemble the Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Grantor or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantor for the purpose of Secured Party’s taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof.  Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice.  The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantor’s place of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral being within the view of prospective purchasers.  Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantor expressly waives any right to direct the order and manner of sale of any Collateral.  Secured Party or any Person on Secured Party’s behalf may bid and purchase at any such sale or other disposition.  The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including attorneys’ fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion.  Grantor and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

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With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933 or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted.  Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  In the event that any such Collateral is sold at private sale, Grantor agrees that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Grantor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.  Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer’s assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Grantor or any other Person, and Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted.  If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof.  Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

10.           Attorney-in-Fact.  Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes:  (a) following Secured Party’s request thereof and Grantor’s failure to perform, to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) following Secured Party’s request thereof and Grantor’s failure to perform, to prepare, sign, file and/or record, for Grantor, in the name of the Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or

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maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party’s security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

11.           Costs and Expenses.  Grantor agrees to pay to Secured Party all costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof.  All advances, charges, costs and expenses, including attorneys’ fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by Grantor, immediately upon demand, together with interest thereon at the Default Rate.

12.           Statute of Limitations and Other Laws.  Until the Secured Obligations, other than contingent indemnification obligations, shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations.  Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

13.           Other Agreements.  Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto.  All provisions contained in the Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

14.           Understandings With Respect to Waivers and Consents.  Grantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against Secured Party or others, or against Collateral.  If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

15.           Release of Grantor.  This Agreement and all Secured Obligations of Grantor hereunder shall be released when all Secured Obligations, other than contingent indemnification obligations, have been paid in full in cash or otherwise performed in full and

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when no portion of both the Revolving Credit Commitment and the Term Facility remains outstanding.  Upon such release of Grantor’s Secured Obligations hereunder, Secured Party shall return any pledged Collateral to Grantor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party’s interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantor.

16.           WAIVER OF JURY TRIAL.  GRANTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GRANTOR AND SECURED PARTY HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GRANTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

17.           CONSENT TO JURISDICTION; CHOICE OF FORUM.

(A)          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS IN THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER GRANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR.  GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GRANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  GRANTOR HEREBY

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IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GRANTOR IN ANY OTHER JURISDICTION.

(B)           GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18.           Compliance with Missouri Gaming Laws.  Notwithstanding anything in this Agreement to the contrary, this instrument shall not, and shall not be deemed to, pledge, hypothecate, grant a security interest or any other interest in, convey, transfer or otherwise assign (a “Transfer”), in any way (i) any license issued by the Missouri Gaming Commission or any interest in a license issued by the Missouri Gaming Commission, but only to the extent that granting a security interest in any such license would violate applicable Gaming Law, (ii) any ownership interest in the capital stock or other equity interests of any Subsidiary subject to Missouri Gaming Laws (it being acknowledged that any such ownership interest will be pledged, upon Missouri Gaming Commission approval, pursuant to the Pledge Agreement), or (iii) slot machines located or to be located in the State of Missouri.  Secured Party acknowledges that Missouri Gaming Laws do not presently permit Secured Party to take possession of or foreclose upon any slot machine (as defined by Title 11, Division 45, Section 10.055 of Missouri Code of State Regulations) located or to be located in the State of Missouri unless Secured Party holds a license issued by the Missouri Gaming Commission, or possibly via a different mechanism that the Missouri Gaming Commission would find in compliance with Missouri Gaming Laws (which mechanism could include, subject to the Missouri Gaming Commission’s approval, the sale, transfer or disposition of such slot machines through or to a party holding a Class A license or a supplier’s license issued by the Missouri Gaming Commission).

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IN WITNESS WHEREOF, Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

“Grantor”

BALLY TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:
Title:

Address for Grantor:

6601 South Bermuda Road
Las Vegas, Nevada 89119

Borrower Security Agreement

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Secured Party”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders

By:
Name:
Title:

Borrower Security Agreement

EXHIBIT G-2

AMENDED AND RESTATED SUBSIDIARIES SECURITY AGREEMENT

This AMENDED AND RESTATED SUBSIDIARIES SECURITY AGREEMENT, dated as of                         , 2011, is made by each of the Subsidiaries listed on the signature pages hereto and each other Person who may become a party hereto pursuant to Section 10 of this Agreement (each a “Grantor” and collectively, “Grantors”), jointly and severally, in favor of Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below, the Lenders therein named and in favor of each of the Lenders which may hereafter become a party thereto, collectively as “Secured Party,” with reference to the following facts:

RECITALS

A.            Grantors have granted security interests to the Administrative Agent under a Subsidiaries Security Agreement, dated as of September 26, 2008 (the “Existing Security Agreement”), and desire to amend and restate the Existing Security Agreement pursuant to this Agreement.

B.            Grantors have guarantied the obligations of Bally Technologies, Inc., a Nevada corporation (the “Borrower”), arising under or in respect of the Amended and Restated Credit Agreement, dated as of April 15, 2011, among the Borrower, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent (as it may from time to time be amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”).  This Agreement is the Subsidiaries Security Agreement referred to in the Credit Agreement and is one of the “Loan Documents” referred to in the Credit Agreement.

C.            Pursuant to the Credit Agreement, the Lenders are making certain credit facilities available to Borrower.

D.            As a condition of the availability of such credit facilities, Grantors are required to enter into this Agreement to grant security interests to Secured Party as herein provided.

E.             Grantors expect to realize direct and indirect benefits from the execution of this Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce Secured Party to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant, and the Existing Security Agreement is hereby amended and restated in its entirety, in each case as follows:

1.             Definitions.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Credit Agreement.  Terms defined in the New York Uniform Commercial Code (as amended from time to time) and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Uniform Commercial Code, as enacted in the State of New York.  In addition, as used in this Agreement, the following terms shall have the meanings respectively set forth after each:

“Agreement” means this Amended and Restated Subsidiaries Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

“Collateral” means and includes all present and future right, title and interest of Grantors, or any of them, in or to any personal property whatsoever, and all rights and powers of Grantors, or any of them, to transfer any interest in or to any personal property whatsoever, including, without limitation, any and all of the following personal property:

(a)           All present and future accounts, accounts receivable, payment intangibles, agreements, contracts, leases, contract rights, rights to payment, instruments, promissory notes, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, health-care-insurance receivables, insurance policies, notes and drafts, and all forms of obligations owing to Grantors, or any of them, or in which Grantors, or any of them, may have any interest, however created or arising;

(b)           All present and future general intangibles, all tax refunds of every kind and nature to which Grantors, or any of them, now or hereafter may become entitled, however arising, all other refunds, and all deposits, goodwill, choses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, service marks, patents, licenses or sublicenses (to the extent that there exists no prohibition as a matter of law or pursuant to any agreements governing such licenses or sublicenses on the transfer thereof for security as contemplated by this Agreement), copyrights, technology, processes, proprietary information and insurance proceeds (other than any licenses issued by a Gaming Board or pursuant to any Gaming Laws but only to the extent that granting a security interest in such licenses would violate applicable Gaming Law);

(c)           All present and future deposit accounts of Grantors, or any of them, including, without limitation, any demand, time, savings, passbook or like account maintained by Grantors, or any of them, with any bank, savings and loan association, credit union or like organization, and all money, cash and Cash Equivalents of Grantors, or any of them, whether or not deposited in any such deposit account;

(d)           All present and future letter-of-credit rights of Grantors, or any of them;

(e)           All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantors, or their businesses, all receptacles and containers for such records, and all files and correspondence;

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(f)            All present and future goods, including, without limitation, all farm products, inventory, equipment, gaming devices and associated equipment (other than slot machines located in or to be located in the State of Missouri), machinery, tools, molds, dies, furniture, furnishings, trade fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Grantors’ or any of their businesses;

(g)           All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing (other than slot machines located in or to be located in the State of Missouri);

(h)           All present and future investment property, stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

(i)            All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

(j)            All other tangible and intangible personal property of Grantors, or any of them;

(k)           All rights, remedies, powers and/or privileges of Grantors, or any of them, with respect to any of the foregoing; and

(l)            Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, payment intangibles, deposit accounts, documents, promissory notes, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

“Secured Obligations” means any and all present and future Obligations of any type or nature of Grantors, or any one or more of them, arising under or relating to the Guaranty, including, without limitation, Obligations at any time and from time to time owing to any one or more Cash Management Banks or Hedge Banks arising under Secured Cash Management Agreements or Secured Hedge Agreements, respectively.

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“Secured Party” means the Administrative Agent under the Credit Agreement, the Lenders therein named and each of the Lenders which may hereafter become a party thereto, each of the Hedge Banks, and each of the Cash Management Banks.  All rights of the Secured Party under this Agreement shall be exercised by the Administrative Agent, acting with the consent of those Lenders required by the Credit Agreement.

2.             Further Assurances.  At any time and from time to time at the request of Secured Party, Grantors, and each of them, shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party’s security interests granted pursuant to Section 3 of this Agreement to the extent that such security interests can be fully perfected by the filing of financing statements.  At any time and from time to time, following Grantors’ failure to comply with the foregoing sentence, Secured Party shall be entitled to authenticate on behalf and in the name of any Grantor, file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in Section 3 of this Agreement to the extent that such security interests can be fully perfected by the filing of financing statements.  Before and after the occurrence of any Event of Default, at Secured Party’s request, Grantors, and each of them, shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an security interest in the Collateral in favor of Secured Party, or the priority thereof, to the extent that such security interests can be fully perfected by the filing of financing statements.  With respect to any Collateral consisting of securities, deposit accounts, letter-of-credit rights, instruments, documents, certificates of title or the like, as to which Secured Party’s security interest need be perfected by, or the priority thereof need be assured by, possession and/or control of such Collateral, Grantors, and each of them, will, after the occurrence of and during the continuance of an Event of Default, promptly upon written demand of Secured Party deliver possession of same in pledge to Secured Party and/or control of such Collateral, as requested by Secured Party, and Grantor will take all actions necessary to vest such possession or control in Secured Party (including delivery of a duly executed control agreement with respect to such Collateral in form and substance satisfactory to Secured Party).  With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests or the like, Grantors hereby jointly and severally consent and agree that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantors, or any of them, or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

3.             Security Agreement.  For valuable consideration, Grantors hereby jointly and severally assign and pledge to Secured Party, and grant to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them.  This Agreement is a

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continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

4.             Grantors’ Representations, Warranties and Agreements.  Except as otherwise disclosed to Secured Party in writing concurrently herewith, Grantors jointly and severally represent, warrant and agree that: (a) Grantors will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral, except such as are expressly permitted by the Credit Agreement or are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be knowingly used for any unlawful purpose or in material violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) Grantors will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered good practice by owners of like Property; (d) Grantors will take all steps to preserve and protect the Collateral; (e) Grantors will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Credit Agreement and as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to such insurance, will obtain the written agreement of the insurers that such insurance shall not be canceled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; and (f) Grantors will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantors will not remove or permit to be removed any part of the Collateral from its place of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents.

5.             Secured Party’s Rights Re Collateral.  At any time (whether or not an Event of Default has occurred), at the expense of Grantors, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) pursuant to the terms set forth in Section 6.10 of the Credit Agreement, enter upon any premises on which Collateral is situated upon reasonable notice and examine the same or (b) without notice or demand, upon any Event of Default, to perform any obligation of Grantors under this Agreement or any obligation of any other Person under the Loan Documents.  Grantors shall maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with Grantors’ past practices.  Grantors shall at any time at Secured Party’s request mark the Collateral and/or Grantors’ ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to

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Secured Party disclosing that they are subject to Secured Party’s security interests.  Secured Party shall at all times on reasonable notice have full access to and the right to audit any and all of Grantors’ books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantors shall be carried out by Secured Party through Grantors’ independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in Section 9.  Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations.  Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Grantors therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

6.             Collections on the Collateral.  Except as otherwise provided in any Loan Document, Grantors shall have the right to use, dispose of and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing.  Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, except as prohibited by applicable Law, Grantors’ right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for Secured Party and immediately delivered in kind to Secured Party.  Any remittance received by Grantors from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party’s security interests.  Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Grantors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantors each hereby authorize Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantors, and each of them, to the same extent as though it were manually executed by the duly authorized officer of each Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

7.             Possession of Collateral by Secured Party.  All the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its

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possession, custody and control.  Any or all of the cash Collateral delivered to Secured Party will be held in an interest bearing account until it is applied in accordance with the terms hereof.  Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon.  Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party’s possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors’ obligations with respect thereto, or otherwise.  Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by Grantors shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor.  So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events.  Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

8.             Events of Default.  There shall be an Event of Default hereunder upon the occurrence and during the continuance of an Event of Default under the Credit Agreement.

9.             Rights Upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the Obligations of Grantors hereunder or under any other Loan Document, or the enforceability of the Liens and security interests created hereby:  (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker’s board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any

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extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral; (g) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Grantors; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Grantors, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantors may be applied by Secured Party without notice to Grantors, to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (j) to insure, process and preserve the Collateral; (k) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (l) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Grantors, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of Grantors for such purposes and for such periods of time as reasonably required by Secured Party; (m) to receive, open and dispose of all mail addressed to Grantors, or any of them, and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Grantors such mail as does not relate to the Collateral; and (n) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party’s sole option and as Secured Party in its sole discretion may deem advisable.  Grantors will, at Secured Party’s request, assemble the Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Grantors or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantors for the purpose of Secured Party’s taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to

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collect and receive the rents, issues, profits, income and proceeds thereof.  Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice.  The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at any Grantor’s place of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral being within the view of prospective purchasers.  Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors, expressly waives any right to direct the order and manner of sale of any Collateral.  Secured Party or any Person on Secured Party’s behalf may bid and purchase at any such sale or other disposition.  The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including attorneys’ fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion.  Grantors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933 or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted.  Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  In the event that any such Collateral is sold at private sale, each Grantor agrees that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) no Grantor shall be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to any Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.  Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer’s assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person, and each Grantor hereby waives (to the extent permitted by applicable Laws) all rights of

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redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted.  If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof.  Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

10.           Joinder.  Any other Person may become a Grantor hereunder and become bound by the terms and conditions of this Agreement by executing and delivering to Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Agreement, and the identity, authority and capacity of each Responsible Officer thereof authorized to act on its behalf.

11.           Attorney-in-Fact.  Each Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes:  (a) following Secured Party’s request thereof and Grantors’ failure to perform, to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which such Grantor is obligated to do under this Agreement, at the expense of the Grantors, so obligated and without any obligation to do so; (c) following Secured Party’s request thereof and Grantors’ failure to perform, to prepare, sign, file and/or record, for such Grantor, in the name of the Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party’s security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

12.           Costs and Expenses.  Each Grantor agrees to pay to Secured Party all costs and expenses (including, without limitation, attorneys’ fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof.  All advances, charges, costs and expenses, including attorneys’ fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of such Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by such Grantor, immediately upon demand, together with interest thereon at the Default Rate.

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13.           Statute of Limitations and Other Laws.  Until the Secured Obligations, other than contingent indemnification obligations, shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations.  Each Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

14.           Other Agreements.  Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantors, or any of them, or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto.  All provisions contained in the Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

15.           Understandings With Respect to Waivers and Consents.  Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Secured Party or others, or against Collateral.  If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

16.           Release of Grantors.  This Agreement and all Secured Obligations of Grantors hereunder shall be released when all Secured Obligations, other than contingent indemnification obligations, have been paid in full in cash or otherwise performed in full and when no portion of both the Revolving Credit Commitment and the Term Facility remains outstanding.  Upon such release of Grantors’ Secured Obligations hereunder, Secured Party shall return any pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party’s interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

17.           WAIVER OF JURY TRIAL.  EACH GRANTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH GRANTOR AND SECURED PARTY HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT

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EACH GRANTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

18.           CONSENT TO JURISDICTION; CHOICE OF FORUM.

(A)          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS IN THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR.  EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(B)           EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR

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CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

19.           Compliance with Missouri Gaming Laws.  Notwithstanding anything in this Agreement to the contrary, this instrument shall not, and shall not be deemed to, pledge, hypothecate, grant a security interest or any other interest in, convey, transfer or otherwise assign (a “Transfer”), in any way (i) any license issued by the Missouri Gaming Commission or any interest in a license issued by the Missouri Gaming Commission, but only to the extent that granting a security interest in any such license would violate applicable Gaming Law, (ii) any ownership interest in the capital stock or other equity interests of any Subsidiary subject to Missouri Gaming Laws (it being acknowledged that any such interest will be pledged, upon Missouri Gaming Commission approval, pursuant to the Pledge Agreement), or (iii) slot machines located or to be located in the State of Missouri.  Secured Party acknowledges that Missouri Gaming Laws do not presently permit Secured Party to take possession of or foreclose upon any slot machine (as defined by Title 11, Division 45, Section 10.055 of Missouri Code of State Regulations) located or to be located in the State of Missouri unless Secured Party holds a license issued by the Missouri Gaming Commission, or possibly via a different mechanism that the Missouri Gaming Commission would find in compliance with Missouri Gaming Laws (which mechanism could include, subject to the Missouri Gaming Commission’s approval, the sale, transfer or disposition of such slot machines through or to a party holding a Class A license or a supplier’s license issued by the Missouri Gaming Commission).

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IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

“Grantors”

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

FOREIGN GAMING VENTURES, INC.,
a Nevada corporation

UNITED GAMING RAINBOW,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:
Name:
Title:

Subsidiaries Security Agreement

CMS, LLC,
a Mississippi limited liability company

	By:	BALLY GAMING, INC., the Sole Member of CMS, LLC

ARCADE PRIZES, LLC,
a Nevada limited liability company

	By:	ARCADE PLANET, INC., the Sole Member of ARCADE PRIZES, LLC

BALLY GAMING GP, LLC,
a Nevada limited liability company

	By:	BALLY GAMING, INC., the Sole Member of BALLY GAMING GP, LLC

BALLY GAMING LP, LLC,
a Nevada limited liability company

	By:	BALLY GAMING, INC., the Sole Member of BALLY GAMING LP, LLC

BALLY GAMING SERVICES, LLC,
a Nevada limited liability gaming company

	By:	B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

	By:	BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Address for Grantors:
c/o Bally Technologies, Inc.
6601 South Bermuda Road
Las Vegas, Nevada 89119

Subsidiaries Security Agreement

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Secured Party”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders

By:
Name:
Title:

Subsidiaries Security Agreement

EXHIBIT A
TO
SUBSIDIARIES SECURITY AGREEMENT

INSTRUMENT OF JOINDER

THIS INSTRUMENT OF JOINDER (“Joinder”) is executed as of                               ,           , by                                                              , a                                                        (“Joining Party”), and delivered to Bank of America, N.A., as Administrative Agent, pursuant to the Amended and Restated Subsidiaries Security Agreement dated as of                       , 2011, by each of the Subsidiaries listed on the signature pages thereto and certain other Subsidiaries party thereto from time to time in favor of the Administrative Agent and the Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).  Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Agreement.

RECITALS

(A)          The Agreement was made by the Grantors in favor of the Administrative Agent for the benefit of the Lenders that are parties to that certain Amended and Restated Credit Agreement dated as of                       , 2011 by and among Bally Technologies, Inc., a Nevada corporation (“Borrower”), the Lenders therein named and Bank of America, N.A., as the Administrative Agent for the Lenders.

(B)           Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Section 6.12 of the Credit Agreement to become a Grantor.

(C)           Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.

NOW THEREFORE, Joining Party agrees as follows:

AGREEMENT

(1)           By this Joinder, Joining Party becomes a “Grantor” under and pursuant to Section 10 of the Agreement.  Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Agreement with respect to the Secured Obligations, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Agreement.

(2)           The effective date of this Joinder is                   ,             .

A-1

“Joining Party”

,
a

By:
Title:

ACKNOWLEDGED:

BANK OF AMERICA, N.A,
as Administrative Agent

By:
Title:

A-2

EXHIBIT H

APN 177-04-511-001

RECORDING REQUESTED BY, AND
WHEN RECORDED RETURN TO:

Mayer Brown LLP
350 South Grand Avenue, 25th Floor
Los Angeles, California  90071
Attention: Boise A. Ding, Esq.

AMENDED AND RESTATED DEED OF TRUST
WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
FIXTURE FILING

The parties to this Amended and Restated Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing (this “Deed of Trust”), dated as of                 , 2011, are Bally Gaming, Inc, a Nevada corporation, formerly known as BGI Enterprises, a Nevada corporation, as trustor (“Trustor”), First American Title Insurance Company, as trustee (“Trustee”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer under the Credit Agreement referred to below, as beneficiary and secured party (“Beneficiary”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in that certain Amended and Restated Credit Agreement dated as of April 15, 2011 among inter alia Bally Technologies, Inc. (“Borrower”), each of the lenders from time to time parties thereto (each a “Lender” and collectively, “Lenders”), Wells Fargo Bank, National Association and Union Bank, N.A., as Syndication Agents, and Beneficiary (as modified from time to time, the “Credit Agreement”).

1.             Grant in Trust and Secured Obligations.

1.1           Grant in Trust.  For the purpose of securing payment and performance of the Secured Obligations defined and described in Section 1.2, Trustor hereby irrevocably and unconditionally grants, bargains, conveys, sells, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Mortgaged Property”):

(a)           The real property located in the City of Las Vegas, County of Clark (the “County”), State of Nevada, as described in Exhibit A, together with all existing and future easements and rights affording access to it (the “Land”); together with

(b)           All buildings, structures and improvements now located or later to be constructed on the Land, including, without limitation, the Headquarters Property, all parking areas, roads, driveways, walks, fences, walls, docks, berms, landscaping, recreation facilities, drainage facilities, lighting facilities and other site improvements (collectively, the “Improvements”); together with

(c)           All existing and future appurtenances, privileges, easements, franchises, hereditaments and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulphur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water courses, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock (together with the statutory right to file applications to change, and any and all applications to change the same), easements, rights of way, rights of ingress and egress, drainage rights, gores or strips of land, any land lying in the streets, highways, ways, sidewalks, alleys, passages, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements, any land in the bed of any body of water adjacent to the Land, any land adjoining the Land created by artificial means or by accretion, all air space and rights to use such air space, and all development and similar rights; together with

(d)           Subject to Article 2, below, all existing and future leases, subleases, subtenancies, licenses (except for gaming licenses and liquor licenses that are not transferable), occupancy agreements, concessions and any other agreement devising any portion of the Mortgaged Property or relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing, whether written or oral and whether in existence at or upon the recordation of this Deed of Trust or entered into after the recordation of this Deed of Trust (some or all collectively, as the context may require, “Leases”), and all rents, security deposits, royalties, issues, profits, receipts, earnings, revenue, income, products and proceeds and other benefits of the Land and Improvements, whether now due, past due or to become due, including, without limitation, all prepaid rents, security deposits, fixed, additional and contingent rents, deficiency rents and liquidated damages, occupancy charges, hotel room charges, cabana charges, casino revenues, show ticket revenues, food and beverage revenues, room service revenues, merchandise sales revenues, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning, cable and other utilities and services, green fees, cart rental fees, instruction fees, membership charges, restaurant, snack bar and pro shop revenues, liquidated damages, and all other rights to payments (some or all collectively, as the context may require, “Rents”); together with

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(e)           All goods, materials, supplies, chattels, furniture, fixtures, equipment, machinery and other property now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all gaming equipment (other than slot machines located or to be located in the State of Missouri), support systems therefor, signs, pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, cable and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, vacuum cleaning, public address and communications equipment and systems, all kitchen and laundry appliances, screens, awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of equipment and property of every kind and description, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust; together with

(f)            All building materials, equipment, work in process or other personal property of any kind (other than slot machines located or to be located in the State of Missouri), whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements; together with

(g)           All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, rebates, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Trustor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses (except for gaming licenses and liquor licenses that are not transferable), authorizations, certificates, variances, consents and approvals, applications, architectural and engineering plans, specifications and drawings, as-built drawings, guaranties, warranties, management agreements, operating and/or licensing agreements, supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone, cable, satellite, and other utilities, property and title insurance policies and proceeds thereof (including without limitation the right to assert, prosecute and settle claims under such policies), chattel paper, instruments, documents, notes, certificates of deposit, securities, other investments, drafts and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally; together with

(h)           All proceeds, including all rights and claims to, dividends of and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the

3

other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact; together with

(i)            All books and records pertaining to any and all of the property described above, including computer readable memory and any computer hardware or software necessary to access and process such memory (“Books and Records”); together with

(j)            All proceeds of, additions and accretions to, substitutions and replacements for, changes in, and greater right, title and interest in, to and under or derived from, any of the property described above and all extensions, improvements, betterments, renewals, substitutions and replacements thereof and additions and appurtenances thereto, including all proceeds of any voluntary or involuntary disposition or claim, right and remedy respecting any such property (arising out of any judgment, condemnation or award, or otherwise arising) and all goods, documents, general intangibles, chattel paper and accounts, wherever located, acquired with cash proceeds of any of the foregoing or its proceeds.

Trustor shall and will warrant and forever defend the Mortgaged Property in the quiet and peaceable possession of the Trustee, its successors and assigns against all and every person or persons lawfully claiming or to claim the whole or any part thereof.  Trustor agrees that any greater title to the Mortgaged Property hereafter acquired by Trustor during the term hereof shall be subject hereto.

1.2           Secured Obligations.

1.2.1        Trustor makes the grant, bargain, conveyance, sale, transfer and assignment set forth in Section 1.1 and grants the security interest set forth in Article 3 for the purpose of securing the following obligations (collectively, the “Secured Obligations”) in any order of priority that Beneficiary may choose:

(a)           Except as specified in Section 1.2.2 below, the payment and performance of all Obligations of Trustor, including, without limitation, (i) payment and performance of all obligations under the Guaranty and (ii) payment and performance of all obligations of Trustor under this Deed of Trust; and

(b)           The payment and performance of all future advances and other obligations that Trustor or any other person may owe to Beneficiary and/or any Lenders (whether as principal, surety or guarantor), when a writing evidences Trustor’s and Beneficiary’s agreement that such advances or obligations be secured by this Deed of Trust; and

(c)           The payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations described in clause (a) or (b), above.

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1.2.2        Notwithstanding any provision of this Deed of Trust or any other Loan Document, the obligations and liability of Borrower under Sections 5.09, 6.13, 6.14 and/or 10.04 (B)(iii) of the Credit Agreement (and/or under any separate agreement relating to Hazardous Materials which states that it is not secured by real property) and of Trustor to guaranty such specific obligations under the Guaranty are not and shall not be Secured Obligations under this Deed of Trust.

1.2.3        To the extent permitted by applicable Law, all persons who may have or acquire an interest in all or any part of the Mortgaged Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations.  Such terms include any provisions in the Credit Agreement or the other Loan Documents which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

1.3           Future Advances (NRS 106.300, et seq).  It is the intention of Trustor, Beneficiary and the Lenders that this Deed of Trust is an “instrument” (as defined in NRS 106.330, as amended or recodified from time to time) which secures “future advances” (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS 106.300 through 106.400, as amended or recodified from time to time (“NRS” means Nevada Revised Statutes).  It is the intention of the parties that the Secured Obligations include the obligation of Trustor to repay “future advances” of “principal” (as defined in NRS 106.345, as amended or recodified from time to time) in an amount up to the amount of the Revolving Credit Facility not in excess of $400,000,000 in accordance with the definition of Revolving Credit Facility, and that the lien of this Deed of Trust secures the obligation of Trustor to repay all such “future advances” with the priority set forth in NRS 106.370(1), as amended or recodified from time to time.

2.             Assignment of Rents and Leases.

2.1           Assignment.  Trustor hereby irrevocably, absolutely, presently and unconditionally assigns, transfers and sets over to Beneficiary all of the right, title and interest which Trustor now has or may later acquire in and to the Rents and the Leases, and confers upon Beneficiary the right to collect such Rents and enforce the provisions of the Leases with or without taking possession of the Mortgaged Property.  To the maximum extent permitted by law, this is an absolute assignment, not an assignment for security only.

2.2           Grant of License.  Beneficiary hereby confers upon Trustor a license (“License”) to collect and retain the Rents as they become due and payable, so long as no Event of Default, as defined in Section 6.2, shall exist and be continuing.  If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its sole and absolute discretion, to terminate this License without notice to or demand upon Trustor, and without regard to the adequacy of Beneficiary’s security under this Deed of Trust.

2.3           Collection and Application of Rents.  Provided an Event of Default has occurred and is continuing, Beneficiary has the right, power and authority to collect any and all Rents and

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exercise Trustor’s right, title and interest under the Leases.  Trustor hereby appoints Beneficiary its attorney-in-fact (which appointment is irrevocable and coupled with an interest) to perform any and all of the following acts, if and at the times when Beneficiary in its sole and absolute discretion may so choose, provided an Event of Default has occurred and is continuing:

(a)           Demand, receive and enforce payment of any and all Rents and any other right, title and interest of Trustor under the Leases; or

(b)           Give receipts, releases and satisfactions for any and all Rents and any other obligations and duties under the Leases; or

(c)           Sue either in the name of Trustor or in the name of Beneficiary for any and all Rents and to enforce any other obligations and duties under the Leases.

Beneficiary’s right to the Rents and the Leases does not depend on whether or not Beneficiary takes possession of the Mortgaged Property as permitted under Section 6.3.3.  In Beneficiary’s sole and absolute discretion, Beneficiary may choose to collect Rents and exercise the right, title and interest of Trustor under the Leases either with or without taking possession of the Mortgaged Property.  Beneficiary shall apply all Rents collected by it in the manner provided under Section 6.6.  If an Event of Default shall have occurred and Beneficiary is in possession of all or part of the Mortgaged Property and is collecting and applying Rents and exercising any right, title and interest of Trustor under the Leases as permitted under this Deed of Trust, then Beneficiary, Trustee and any receiver shall nevertheless be entitled to exercise and invoke every right and remedy afforded any of them under this Deed of Trust and at law and in equity, including the right to exercise the power of sale granted under Section 1.1 and Section 6.3.7.

2.4           Beneficiary Not Responsible.  Under no circumstances shall Beneficiary have any duty to produce Rents from the Mortgaged Property or maintain the Leases except Beneficiary shall not commit waste.  Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Land and Improvements, Beneficiary is not and shall not be deemed to be, to the extent permitted by applicable Law:

(a)           a “mortgagee in possession” for any purpose; or

(b)           responsible for performing any of the obligations under any Lease; or

(c)           responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Mortgaged Property, or any negligence in the management, upkeep, repair or control of the Mortgaged Property; or

(d)           liable in any manner for the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any part of it.

2.5           Leasing.  Without Beneficiary’s prior written consent, Trustor shall not accept any deposit or prepayment of Rents for any period exceeding one (1) month, and Trustor shall not lease the Mortgaged Property or any part of it except strictly in accordance with the Loan

6

Documents.  Trustor shall not apply any Rents in any manner prohibited by the Loan Documents.

3.             Grant of Security Interest.

3.1           Security Agreement.  The parties intend for this Deed of Trust to create a lien on and security interest in the Mortgaged Property, and an absolute assignment of the Rents and the Leases, all in favor of Beneficiary.  The parties acknowledge that some of the Mortgaged Property and some of the Rents and Leases may be determined under applicable Law to be personal property or fixtures.  To the extent such Property, Rents or Leases constitute personal property, Trustor, as debtor, hereby grants to Beneficiary, as secured party, a security interest in all such Property, Rents and Leases, to secure payment and performance of the Secured Obligations, and Trustor, as debtor, also has granted a security interest in such Property, Rents and Leases pursuant to the Subsidiaries Security Agreement, executed by Trustor, as grantor, in favor of Beneficiary, as secured party.  This Deed of Trust constitutes a security agreement under the Uniform Commercial Code as enacted in the State of Nevada, NRS Chapters 104 and 104A (the “Nevada Uniform Commercial Code”), as amended or recodified from time to time, covering all such Property, Rents and Leases.  To the extent such Property, Rents or Leases are not real property encumbered by the lien created by Section 1.1, above, and are not absolutely assigned by the assignment set forth in Section 2.1, above, it is the intention of the parties that such Property, Rents and/or Leases shall constitute “proceeds, product, offspring, or profits” and/or “rents” of the Land and Improvements, and/or “fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in hotels, motels or other lodging properties,” as applicable (as such terms are defined in and for the purposes of Section 552(b) of the United States Bankruptcy Code, as such section may be modified or supplemented).  Notwithstanding any release of all of the property included in the Mortgaged Property which is deemed “real property” and judicial proceedings to foreclose this Deed of Trust or its satisfaction of record, the term hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of all obligations now or hereafter secured hereby.

3.2           Financing Statements.  Trustor consents to, and authorizes the filing of, one or more financing statements and such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary’s security interest in any Property, Rents or Leases.  Trustor shall pay all fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require.  If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Deed of Trust or the rights or obligations of the parties under it.

4.             Fixture Filing; Construction Mortgage.

4.1           Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under NRS 104.9502(1) and 104.9502(2) of the Nevada Uniform Commercial Code, as amended or recodified from time to time, covering any Property which now is or later

7

may become fixtures attached to the Land or Improvements.  In connection therewith, the addresses of Trustor, as debtor, and Beneficiary, as secured party, are as set forth in Section 7.11, below.  Trustor’s organizational number is C7798-1991 and Trustor’s tax identification number is 88-0276064.  The foregoing address of Beneficiary, as secured party, is also the address from which information concerning the security interest may be obtained by any interested party.  The property subject to this fixture filing is described in Section 1.1, above.  Portions of the property subject to this fixture filing as identified in this Section are or are to become fixtures related to the Land.

5.             Rights and Duties of the Parties.

5.1           Representations and Warranties.  Trustor represents and warrants that, except as previously consented to by Beneficiary in the Credit Agreement or in a writing making reference to this Section 5.1 and subject to the Permitted Encumbrances:

(a)           Trustor lawfully possesses and holds fee simple title to all of the Land and Improvements thereon;

(b)           Trustor has or will have good title to all Property other than the Land and Improvements;

(c)           Trustor has the full and unlimited power, right and authority to encumber the Mortgaged Property and assign the Rents and the Leases;

(d)           This Deed of Trust creates a first and prior lien on and security interest in the Mortgaged Property;

(e)           The Property includes all property and rights which may be reasonably necessary or desirable to promote the presently contemplated beneficial use and enjoyment of the Land and Improvements;

(f)            Trustor owns any Property which is personal property free and clear of any security agreements, reservations of title or conditional sales contracts not of record; and

(g)           Trustor is duly organized, validly existing and in good standing under the laws of the State of Nevada, and Trustor’s place of business, or its chief executive office if it has more than one place of business, is located at the address specified below.

5.2           Taxes and Assessments.  Trustor shall pay prior to delinquency all taxes, levies, charges and assessments, including assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company which are (or if not paid, may become) a lien on or security interest in all or part of the Mortgaged Property or any interest in it, or which may cause any decrease in the value of the Mortgaged Property or any part of it.  If any such taxes, levies, charges or assessments become delinquent, Beneficiary may require Trustor to present evidence that they have been paid in full, on five days’ written notice by Beneficiary to Trustor.

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5.3           Performance of Secured Obligations.  Trustor shall promptly pay and perform each Secured Obligation in accordance with its terms.

5.4           Liens, Charges and Encumbrances.  Trustor shall immediately discharge any lien on or security interest in the Mortgaged Property to which Beneficiary has not consented in writing, except any Permitted Encumbrances.  Subject to any applicable rights to contest set forth in the Credit Agreement, Trustor shall pay when due each obligation secured by or reducible to a lien, security interest, charge or encumbrance which now does or later may encumber or appear to encumber all or part of the Mortgaged Property or any interest in it, whether the lien, security interest, charge or encumbrance is or would be senior or subordinate to this Deed of Trust.

5.5           Damages and Insurance and Condemnation Proceeds.

5.5.1        Trustor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments and rights to payment:

(a)           All awards of damages and all other compensation payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Mortgaged Property or any interest in it; and

(b)           All other awards, claims and causes of action, arising out of any warranty affecting all or any part of the Mortgaged Property, or for damage or injury to or decrease in value of all or part of the Mortgaged Property or any interest in it; and

(c)           All proceeds of any policies payable because of loss sustained to all or part of the Mortgaged Property; and

(d)           All interest which may accrue on any of the foregoing.

5.5.2        Trustor shall immediately notify Beneficiary in writing if:

(a)           Any damage occurs or any injury or loss is sustained in the amount of $250,000 or more to all or part of the Mortgaged Property, or any action or proceeding relating to any such damage, injury or loss is commenced; or

(b)           Any offer is made, or any action or proceeding is commenced, which relates to any actual or proposed condemnation or taking of all or part of the Mortgaged Property.

5.5.3        If any Event of Default has occurred and is continuing and Beneficiary chooses to do so, Beneficiary may in its own name appear in or prosecute any action or proceeding to enforce any cause of action based on warranty, or for damage, injury or loss to all or part of the Mortgaged Property, and Beneficiary may make any compromise or settlement of the action or proceeding.  Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Mortgaged Property, and may

9

join Trustor in adjusting any loss covered by insurance.  Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact for all such purposes.  The power of attorney granted hereunder is coupled with an interest and is irrevocable.  Trustor shall not settle, adjust or compromise any such action or proceeding without the prior written approval of Beneficiary, which shall not be unreasonably withheld or delayed.

5.5.4        All proceeds of these assigned claims, other property and rights which Trustor may receive or be entitled to (collectively, “Proceeds”) shall be paid to Beneficiary.  In each instance, Beneficiary shall apply such Proceeds first toward reimbursement of all of Beneficiary’s costs and expenses of recovering the Proceeds, including attorneys’ fees.  Such attorneys’ fees shall include the reasonably allocated cost for services of in-house counsel.  If, in any instance, each and all of the following conditions (the “Restoration Conditions”) are satisfied in Beneficiary’s reasonable judgment within one hundred twenty (120) days following the occurrence of the damage, taking or other event for which the Proceeds are collected, Beneficiary shall permit Trustor to use the balance of such Proceeds (“Net Claims Proceeds”) to pay costs of repairing or reconstructing the Mortgaged Property in the manner described below:

(a)           The plans and specifications, cost breakdown, construction contract, construction schedule, contractor and payment and performance bond for the work of repair or reconstruction must all be acceptable to Beneficiary; and

(b)           Beneficiary must receive evidence satisfactory to it that, after repair or reconstruction, the Mortgaged Property will be at least as valuable as it was immediately before the damage or condemnation occurred; and

(c)           The Net Claims Proceeds must be sufficient in Beneficiary’s determination to pay for the total cost of repair or reconstruction, including all associated development costs and interest projected to be payable on the Secured Obligations until the repair or reconstruction is complete; or Trustor must provide its own funds in an amount equal to the difference between the Net Claims Proceeds and a reasonable estimate, made by Trustor and found acceptable by Beneficiary, of the total cost of repair or reconstruction; and

(d)           Beneficiary must receive evidence satisfactory to it that all Leases which Beneficiary may find acceptable will continue after the repair or reconstruction is complete; and

(e)           No Event of Default shall have occurred and be continuing.

If Beneficiary, in the exercise of its good faith, reasonable judgment, finds that such conditions have been met, Beneficiary shall hold the Net Claims Proceeds and any funds which Trustor is required to provide in an interest-bearing account and shall disburse them to Trustor to pay costs of repair or reconstruction monthly as incurred, subject to a 10% retention, to be disbursed upon presentation of evidence reasonably satisfactory to Beneficiary that repair or reconstruction has been completed satisfactorily and lien-free and security interest-free.  However, if Beneficiary finds that one or more of such conditions have not been satisfied, Beneficiary may apply the Net

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Claims Proceeds to pay or prepay (without premium) some or all of the Secured Obligations in such order and proportions as Beneficiary in its sole and absolute discretion may choose.  Any and all Proceeds (including, without limitation, any Net Claims Proceeds) held by Beneficiary from time to time shall be collateral for the Secured Obligations, and Trustor hereby grants to Beneficiary a security interest in and lien on such Proceeds and all rights and remedies available under applicable Laws with respect to such Proceeds, including, without limitation, all rights and remedies under the Nevada Uniform Commercial Code.  Trustor shall execute and deliver to Beneficiary and the Lenders any and all documents reasonably requested by Beneficiary in order to confirm, create and perfect such security interest in and lien on such Proceeds.  In the event that any Proceeds are applied to pay any Secured Obligations, then Beneficiary shall have no obligation to disburse or release such applied Proceeds to Trustor under this Section 5.5.

5.5.5        To the extent permitted by Law, Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under applicable Law, including NRS 37.115, as amended or recodified from time to time, which provide for allocation of condemnation proceeds between a property owner and a lienholder, and any other Law or successor statute of similar import.  To the extent permitted by Law, Trustor hereby specifically, unconditionally and irrevocably waives all right to recover against Beneficiary or any Lender (or any officer, employee, agent or representative of Beneficiary or any Lender) for any loss incurred by Trustor from any cause insured against or required by any Loan Document to be insured against.

5.6           Maintenance and Preservation of Property.

5.6.1        Except as permitted in the Credit Agreement, Trustor shall not remove or demolish the Mortgaged Property or any part of it, or alter, restore or add to the Mortgaged Property, or initiate or allow any change in any zoning or other land use classification which affects the Mortgaged Property or any part of it, except as permitted or required by the Credit Agreement or with Beneficiary’s express prior written consent in each instance.

5.6.2        If all or part of the Mortgaged Property becomes damaged or destroyed, Trustor shall promptly and completely repair and/or restore the Mortgaged Property in a good and workmanlike manner in accordance with sound building practices, regardless of whether or not Beneficiary agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction under Section 5.5.

5.6.3        Trustor shall not commit or allow any act upon or use of the Mortgaged Property which would violate:  (i) any applicable Law or order of any Governmental Agency, whether now existing or later to be enacted and whether foreseen or unforeseen (except to the extent that noncompliance would not cause a Material Adverse Effect or a License Revocation); or (ii) any public or private covenant, condition, restriction, equitable servitude, Contractual Obligation or right of others affecting the Mortgaged Property.  Trustor shall not bring or keep any article on the Mortgaged Property or cause or allow any condition to exist on it, that could invalidate or would be prohibited by any insurance coverage required to be maintained by Trustor on the Mortgaged Property or any part of it under this Deed of Trust.

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5.6.4        Trustor shall not commit or allow waste of the Mortgaged Property.

5.6.5        Trustor shall perform all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to maintain and preserve its value.

5.6.6        None of the Mortgaged Property is located in an area having or identified as having special flood hazards or any similar designation by the United States Department of the Interior not disclosed in the ALTA survey delivered to Beneficiary in connection with the transaction contemplated by the Credit Agreement.

5.7           Insurance.

5.7.1        Trustor shall maintain the following insurance with respect to the Mortgaged Property:

(a)           Trustor shall provide, maintain and keep in force at all times during any period of construction with respect to the portion of the Mortgaged Property affected by such construction a policy or policies of builder’s “all risk” insurance in nonreporting form in an amount not less than the full insurable completed value of such portion of the Mortgaged Property on a replacement cost basis.  The policy or policies shall insure against loss or damage by hazards customarily included within such “all risk” policies and any other risks or hazards which Beneficiary may reasonably specify (and shall include boiler and machinery insurance), and each shall contain a Lender’s Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

(b)           Trustor shall provide, maintain and keep in force at all times for all portions of the Mortgaged Property not covered by a policy or policies described in Section 5.7.1(a), above, a policy or policies of fire and hazards “all risk” insurance providing extended coverage, in an amount not less than the full insurable value of such portions of the Mortgaged Property on a replacement cost basis.  The policy or policies shall insure against loss or damage by hazards customarily included within “all risk” and “extended coverage” policies and any other risks or hazards which Beneficiary may reasonably specify (and shall include boiler and machinery insurance), and each shall contain a Lender’s Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

(c)           Trustor shall provide, maintain and keep in force at all times for all portions of the Mortgaged Property any policy or policies of business interruption insurance that Beneficiary reasonably requires (including insurance against income loss during a period of at least one (1) year), and each such policy shall contain a Lender’s Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

(d)           Trustor shall provide, maintain and keep in force at all times a policy or policies of comprehensive liability insurance naming Beneficiary and the Lenders as additional insureds, on an “occurrence” basis, against claims for “personal injury” liability, including bodily injury, death or property damage liability, with a limit

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of not less than One Hundred Million Dollars ($100,000,000).  Such insurance shall be primary and noncontributory with any other insurance carried by Beneficiary and/or any Lender(s).

(e)           Trustor shall provide, maintain and keep in force at all times such policies of worker’s compensation insurance as may be required by applicable Laws (including employer’s liability insurance, if required by Beneficiary), covering all employees of Trustor and each contractor and subcontractor.

(f)            If the Mortgaged Property is required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an area which has been identified by the Secretary of Housing and Urban Development as a Flood Hazard Area, then Trustor shall provide, maintain and keep in force at all times a flood insurance policy covering the Mortgaged Property in limits that would exceed the damage caused by what is expected to be the most severe flood (or any greater limits to the extent required by applicable Law from time to time), containing a Lender’s Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary.

(g)           Trustor shall provide, maintain and keep in force at all times any and all additional insurance that Beneficiary in its reasonable judgment may from time to time require, so long as such insurance is available in the commercial market at reasonable rates.

5.7.2        All such policies of insurance shall be issued by companies approved by Beneficiary having a minimum A.M. Best’s rating of A-X.  The limits, coverage, forms, deductibles, inception and expiration dates and cancellation provisions of all such policies shall be acceptable to Beneficiary.  Each property insurance policy maintained in connection with any of the Mortgaged Property shall contain a Lender’s Loss Payable Endorsement (Form 438 BFU or equivalent) in favor of Beneficiary, and shall provide that all proceeds be payable to Beneficiary to the extent of its interest.  Each liability insurance policy maintained in connection with any of the Mortgaged Property shall name Beneficiary and the Lenders as additional insureds.  An approval by Beneficiary is not, and shall not be deemed to be, a representation of the solvency of any insurer or the sufficiency of any amount of insurance.  Each policy of insurance required hereunder shall provide that it may not be modified or canceled without at least thirty (30) days’ prior written notice to Beneficiary, and shall permit a waiver of subrogation by Trustor in favor of Beneficiary and the Lenders.

5.7.3        Trustor shall supply Beneficiary with certificates of each policy required hereunder and any other policy of insurance maintained in connection with any of the Mortgaged Property, together with an original or underlyer of each such policy and all endorsements thereto.  When any insurance policy required hereunder expires, Trustor shall furnish Beneficiary with proof acceptable to Beneficiary that the policy has been reinstated or a new policy issued, continuing in force the insurance covered by the policy which expired.  If Trustor fails to pay any such premium, Beneficiary shall have the right, but not the obligation, to obtain current coverage

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and advance funds to pay the premiums for it.  Trustor shall repay Beneficiary immediately on demand for any advance for such premiums, which shall be considered to be an additional loan to Trustor bearing interest at the Default Rate, and secured by this Deed of Trust and any other collateral held by Beneficiary in connection with the Secured Obligations.

5.8           Trustee’s Acceptance of Trust.  Trustee accepts this trust when this Deed of Trust is recorded.

5.9           Releases, Extensions, Modifications and Additional Security.

5.9.1        From time to time, Beneficiary may, consistent with the Credit Agreement, perform any of the following acts without incurring any liability or giving notice to any person, and without affecting the personal liability of any person for the payment of the Secured Obligations (except as provided below), and without affecting the security hereof for the full amount of the Secured Obligations on all Property remaining subject hereto, and without the necessity that any sum representing the value of any portion of the Mortgaged Property affected by Beneficiary’s action(s) be credited on the Secured Obligations:

(a)           Release any person liable for payment of any Secured Obligation;

(b)           Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

(c)           Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or

(d)           Alter, substitute or release any property securing the Secured Obligations.

5.9.2        From time to time when requested to do so by Beneficiary in writing, Trustee may perform any of the following acts without incurring any liability or giving notice to any person:

(a)           Consent to the making of any plat or map of the Mortgaged Property or any part of it;

(b)           Join in granting any easement or creating any restriction affecting the Mortgaged Property;

(c)           Join in any subordination or other agreement affecting this Deed of Trust or the lien or security interest of it; or

(d)           Reconvey the Mortgaged Property or any part of it without any warranty.

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5.10         Reconveyance.  When Trustee receives Beneficiary’s written request for reconveyance and all fees and other sums owing to Trustee by Trustor under Section 5.11, Trustee shall reconvey the Mortgaged Property, or so much of it as is then held under this Deed of Trust, without warranty, to the person or persons legally entitled to it.  Such person or persons shall pay any costs of recordation.  In the reconveyance, the grantee may be described as “the person or persons legally entitled thereto,” and the recitals of any matters or facts shall be conclusive proof of their truthfulness.  Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

5.11         Compensation, Exculpation, Indemnification.

5.11.1      Trustor agrees to pay all reasonable fees as may be charged by Beneficiary and Trustee for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including Beneficiary’s providing a statement of the Secured Obligations or Trustee’s rendering of services in connection with a reconveyance; provided, however, that if the amount of such fees exceeds the maximum amounts legally permitted, such fees shall be reduced so as not to exceed such maximum amounts.  Trustor shall also pay or reimburse all of Beneficiary’s and Trustee’s reasonable costs and expenses which may be incurred in rendering any such services.  Trustor further agrees to pay or reimburse Beneficiary for all reasonable costs, expenses and other advances which may be incurred or made by Beneficiary or Trustee in any efforts to enforce any terms of this Deed of Trust, including any rights or remedies afforded to Beneficiary or Trustee or both of them under Section 6.3, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including attorneys’ fees and other legal costs, costs of any Trustee Sale or Foreclosure Sale (as defined in Sections 6.3.7 and 6.3.8) and any cost of evidence of title.  If Beneficiary chooses to dispose of the Mortgaged Property through more than one Foreclosure Sale, Trustor shall pay all costs, expenses or other advances that may be incurred or made by Trustee or Beneficiary in each of such Foreclosure Sales.

5.11.2      Beneficiary shall not be directly or indirectly liable to Trustor or any other person as a consequence of any of the following:

(a)           Beneficiary’s exercise of, or failure to exercise, any rights, remedies or powers granted to Beneficiary in this Deed of Trust;

(b)           Beneficiary’s failure or refusal to perform or discharge any obligation or liability of Trustor under any agreement related to the Mortgaged Property or under this Deed of Trust; or

(c)           Any loss sustained by Trustor or any third party resulting from Beneficiary’s failure to lease or operate the Mortgaged Property, or from any other act or omission of Beneficiary in managing the Mortgaged Property, after an Event of Default, unless the loss is caused by the willful misconduct and bad faith of Beneficiary.

Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

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5.11.3      Trustor agrees to indemnify Trustee,  Beneficiary and the Lenders (collectively, the “Indemnitees”) against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, reasonable attorneys’ fees and other reasonable legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which any of them may suffer or incur:

(a)           In performing any act required or permitted by this Deed of Trust or any of the other Loan Documents or by Law;

(b)           Because of any failure of Trustor to perform any of Trustor’s obligations; or

(c)           Because of any alleged obligation of or undertaking by Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Mortgaged Property other than the Loan Documents.

Notwithstanding the foregoing, no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct.  Each obligation or liability of Trustor to any Indemnitee under this Section 5.11.3 shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

5.11.4      Trustor shall pay all obligations to pay money arising under this Section 5.11 immediately upon demand by Trustee or Beneficiary.  Each such obligation shall be added to, and considered to be part of, the principal of the Notes in favor of Beneficiary, and shall bear interest from the date the obligation arises at the Default Rate.

5.12         Defense and Notice of Claims and Actions.  At Trustor’s sole expense, Trustor shall protect, preserve and defend the Mortgaged Property and title to and right of possession of the Mortgaged Property, and the security of this Deed of Trust and the rights and powers of Beneficiary and Trustee created under it, against all adverse claims.  Trustor shall give Beneficiary and Trustee prompt notice in writing if any claim is asserted which does or could affect any of such matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

5.13         Substitution of Trustee.  From time to time, Beneficiary may substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at Law, or by a written instrument executed and acknowledged by Beneficiary and recorded in the office(s) of the recorder(s) of the County.  Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.

5.14         Subrogation.  Beneficiary shall be subrogated to the liens and security interests of all encumbrances, whether released of record or not, which are discharged in whole or in part by

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Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

5.15         Site Visits, Observation and Testing.  Beneficiary and its agents and representatives shall have the right at any reasonable time to enter and visit the Mortgaged Property for the purpose of performing appraisals.  In addition, each Indemnitee (collectively, “Indemnified Parties”) and their agents and representatives shall have the right at any reasonable time to enter and visit the Mortgaged Property for the purposes of observing the Mortgaged Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Mortgaged Property.  The Indemnified Parties have no duty, however, to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party.  In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Materials are or are not present in, on, or under the Mortgaged Property, or that there has been or shall be compliance with any Hazardous Materials Law, or any other applicable Law.  Neither Trustor nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party.  The Indemnified Parties owe no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous Material or any other adverse condition affecting the Mortgaged Property.  Any Indemnified Party shall give Trustor reasonable notice before entering the Mortgaged Property.  The Indemnified Party shall make reasonable efforts to avoid interfering with Trustor’s use of the Mortgaged Property in exercising any rights provided in this Section.

5.16         Notice of Change.  Trustor shall give Beneficiary prior written notice of (a) any change in the location of Trustor’s place of business or its chief executive office if it has more than one place of business, (b) any change in the location of any of the Mortgaged Property, including the Books and Records, and (c) any change to Trustor’s name or business structure.  Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (including the Books and Records) will be located on the Land.

6.             Accelerating Transfers, Defaults and Remedies.

6.1           Accelerating Transfers.

6.1.1        “Accelerating Transfer” means any sale, contract to sell, conveyance, encumbrance, lease, alienation or further encumbrance not expressly permitted under the Credit Agreement, or other transfer of all or any material part of the Mortgaged Property or any interest in it, whether voluntary, involuntary, by operation of law or otherwise, unless Beneficiary has given its prior written consent to such “Accelerating Transfer,” which consent may be given or not given in the sole and absolute discretion of Beneficiary or any event constituting a Change of Control under the Credit Agreement.

6.1.2        Trustor acknowledges that Beneficiary and the Lenders are making one or more advances under the Credit Agreement in reliance on the expertise, skill and experience of Trustor; thus, the Secured Obligations include material elements similar in nature to a personal service contract.  In consideration of Beneficiary’s reliance, Trustor agrees that Trustor shall not

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make any Accelerating Transfer, unless the transfer is preceded by Beneficiary’s written consent to the particular transaction and transferee.  Beneficiary may withhold such consent in its sole and absolute discretion.  If any Accelerating Transfer occurs, Beneficiary may, in its sole and absolute discretion, declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided by Section 6.3 of this Deed of Trust.

6.2           Events of Default.  Trustor will be in default under this Deed of Trust upon the occurrence of any one or more of the following events (“Events of Default”):

(a)           Trustor fails to perform any obligation to pay money which arises under this Deed of Trust or by Trustor under the Guaranty; or

(b)           Trustor fails to perform any other obligation arising under this Deed of Trust within five Business Days after the giving of written notice by Beneficiary of such failure; or

(c)           Trustor, any other Party, or any “borrower” (as that term is defined in NRS 106.310, as amended or recodified from time to time) who may send a notice pursuant to NRS 106.380(1), as amended or recodified from time to time, with respect to this Deed of Trust, (i) delivers, sends by mail or otherwise gives, or purports to deliver, send by mail or otherwise give, to Beneficiary or any Lender, (A) any notice of an election to terminate the operation of this Deed of Trust as security for any Secured Obligation, including, without limitation, any obligation to repay any “future advance” (as defined in NRS 106.320, as amended or recodified from time to time) of “principal” (as defined in NRS 106.345, as amended or recodified from time to time), or (B) any other notice pursuant to NRS 106.380(1), as amended or recodified from time to time, (ii) records a statement pursuant to NRS 106.380(3), as amended or recodified from time to time, or (iii) causes this Deed of Trust, any Secured Obligation, Beneficiary or any Lender to be subject to NRS 106.380(2), 106.380(3) or 106.400, as amended or recodified from time to time; or

(d)           Any Event of Default (as defined in the Credit Agreement or any other Loan Document) occurs; or any other default occurs under any of the Secured Obligations (subject to any applicable cure period).

6.3           Remedies.  At any time after and during the continuance of an Event of Default and provided that Beneficiary has received any consents or approvals of any other Lenders required under the Credit Agreement, Beneficiary and Trustee will be entitled to invoke any or all of the following rights and remedies (subject to any restrictions on those rights and remedies imposed by applicable Gaming Laws), all of which will be cumulative, and the exercise of any one or more of which shall not constitute an election of remedies:

6.3.1        Acceleration.  Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately, without presentment, demand, notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary contained in this Deed of Trust, the Credit Agreement or any other Loan Document.

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6.3.2        Receiver.  Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Mortgaged Property; and Beneficiary may request, in connection with any foreclosure proceeding hereunder, that the Nevada Gaming Commission petition a District Court of the State of Nevada for the appointment of a supervisor to conduct the normal gaming activities on the Mortgaged Property following such foreclosure proceeding.

6.3.3        Entry.  Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Mortgaged Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole and absolute discretion consider necessary and appropriate to protect the security of this Deed of Trust.  Such other things may include, without limitation:  taking and possessing all of Trustor’s or the then owner’s Books and Records; entering into, enforcing, modifying, or canceling Leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; collecting and receiving any payment of money owing to Trustor; completing construction; and/or contracting for and making repairs and alterations.  If Beneficiary so requests, Trustor shall assemble all of the Mortgaged Property that has been removed from the Land and make all of it available to Beneficiary at the site of the Land.  Trustor hereby irrevocably constitutes and appoints Beneficiary as Trustor’s attorney-in-fact (which appointment is irrevocable and coupled with an interest) to perform such acts and execute such documents as Beneficiary in its sole and absolute discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor’s name on any instruments.  Regardless of any provision of this Deed of Trust or the Credit Agreement, Beneficiary shall not be considered to have accepted any property in satisfaction of any obligation of Trustor to Beneficiary unless Beneficiary has given express written notice of Beneficiary’s election of that remedy in accordance with NRS 104.9505, as it may be amended or recodified from time to time.

6.3.4        Cure; Protection of Security.  Either Beneficiary or Trustee may cure any breach or default of Trustor and, if it chooses to do so in connection with any such cure, Beneficiary or Trustee may also enter the Mortgaged Property and/or do any and all other things which either may in its sole and absolute discretion consider necessary and appropriate to protect the security of this Deed of Trust.  Such other things may include, without limitation:  appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien, security interest or claim of lien or security interest which (in Beneficiary’s or Trustee’s sole judgment) is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust and the other Loan Documents; otherwise caring for and protecting any and all of the Mortgaged Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee.  Beneficiary and Trustee may take any of the actions permitted under this Section 6.3.4 either with or without giving notice to any person.

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6.3.5        Uniform Commercial Code Remedies.  Beneficiary may exercise any or all of the remedies granted to a secured party under the Nevada Uniform Commercial Code, as amended or recodified from time to time.

6.3.6        Judicial Action.  Beneficiary may bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to obtain specific enforcement of any of the covenants or other terms of this Deed of Trust.

6.3.7        Power of Sale.  Under the power of sale hereby granted, Beneficiary shall have the discretionary right to cause some or all of the Mortgaged Property, including any Property which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable Law.

(a)           Sales of Personal Property.

(i)            For purposes of this power of sale, Beneficiary may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage.  If it chooses to do so, Beneficiary may dispose of any personal property separately from the sale of real property, in any manner permitted by the Nevada Uniform Commercial Code, as amended or recodified from time to time, including any public or private sale, or in any manner permitted by any other applicable Law.  Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Secured Obligation.

(ii)           In connection with any sale or other disposition of such Property, Trustor agrees that the following procedures constitute a commercially reasonable sale:  Beneficiary shall mail written notice of the sale to Trustor not later than ten (10) days prior to such sale.  Once per week during the three weeks immediately preceding such sale, Beneficiary will publish notice of the sale in a local daily newspaper of general circulation.  Upon receipt of any written request, Beneficiary will make the Mortgaged Property available to any bona fide prospective purchaser for inspection during reasonable business hours.  Notwithstanding any provision to the contrary, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Mortgaged Property offered for sale.  The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

(b)           Trustee’s Sales of Real Property or Mixed Collateral.

(i)            Beneficiary may choose to dispose of some or all of the Mortgaged Property which consists solely of real property in any manner then permitted by applicable Law.  In its discretion, Beneficiary may also or alternatively choose to dispose of some or all of the Mortgaged Property, in any combination consisting of both real and personal property, together in one sale to be held in accordance

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with the Law and procedures applicable to real property, as permitted by Article 9 of the Nevada Uniform Commercial Code, as amended or recodified from time to time.  Trustor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property.  For purposes of this power of sale, either a sale of real property alone, or a sale of both real and personal property together in accordance with Article 9 of the Nevada Uniform Commercial Code, as amended or recodified from time to time, will sometimes be referred to as a “Trustee’s Sale.”

(ii)           Before any Trustee’s Sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by Law.  When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale, provided, however, that no sale or other disposition of slot machines or other gaming devices shall occur without first receiving the approval of the applicable Gaming Board.  Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any Trustee’s Sale.  From time to time in accordance with then applicable Law, Trustee may, and in any event at Beneficiary’s request shall, postpone any Trustee’s Sale by public announcement at the time and place noticed for that sale.

(iii)          At any Trustee’s Sale, Trustee shall sell the property being sold at a public auction to the highest bidder at public auction for cash in lawful money of the United States.  Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied.  The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Trustee’s Sale, shall be conclusive proof of their truthfulness.  Any such deed shall be conclusive against all persons as to the facts recited in it.

6.3.8        Single or Multiple Foreclosure Sales.  If the Mortgaged Property consists of more than one lot, parcel or item of property, Beneficiary may:

(a)           Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

(b)           Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted in Sections 1.1 and 6.3.7, or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any such sale or disposition being referred to herein as a “Foreclosure Sale”).

If Beneficiary chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on

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such different days and at such different times and in such order as Beneficiary may deem to be in its best interests.  No Foreclosure Sale shall terminate or affect the liens or security interests of this Deed of Trust on any part of the Mortgaged Property which has not been sold until all of the Secured Obligations have been paid in full and the Commitment has been fully and finally terminated.

6.3.9        Other Permitted Remedies.  Beneficiary and the Lenders may refuse to make any advance to, or issue any Letter of Credit for the account of, Trustor.  Beneficiary and the Lenders may exercise any and all other rights and remedies available under the Loan Documents and applicable Law, including, without limitation, the right to file applications to change, and to exercise all other rights and remedies available under applicable Law with respect to, all water permits and rights relating to the Mortgaged Property; provided however that, notwithstanding the foregoing or any other provision contained in this Deed of Trust, the remedies provided by this Deed of Trust shall not include the right to take any action that violates applicable Gaming Laws.

6.4           Credit Bids.  At any Foreclosure Sale, any person, including Trustor, Trustee or Beneficiary, may bid for and acquire the Mortgaged Property or any part thereof to the extent permitted by then applicable Law.  Instead of paying cash for such property, Beneficiary may settle for the purchase price by crediting against the sales price of the Mortgaged Property or any part thereof any or all of the outstanding Secured Obligations (including without limitation the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to pay or reimburse Beneficiary, the Lenders or Trustee under Section 5.11) in such order and proportions as Beneficiary in its sole and absolute discretion may choose.

6.5           Application of Foreclosure Sale Proceeds.  Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including but not limited to a Trustee’s fee equal to two percent (2%) of the gross proceeds of the sale, the Trustee’s expenses and reasonable attorney fees and expenses; (b) costs of title evidence; (c) the payment of the Secured Obligations, provided that all proceeds that are to be applied against the Secured Obligations shall, except as otherwise required by applicable Law, be applied against the Secured Obligations in any order and proportions as Beneficiary in its sole and absolute discretion may choose (subject to any applicable provision for priority of applications of proceeds set forth in the Credit Agreement); and (d) the excess, if any, to any subordinate lienholders, if any, in their order of priority, including the Beneficiary, and then to the Trustor or any successors or assigns of the Trustors, as their interests may appear.

6.6           Application of Rents and Other Sums.  Beneficiary shall apply any and all Rents collected by it, and any and all sums other than proceeds of a Foreclosure Sale which Beneficiary may receive or collect under Section 6.3, in the following manner:

(a)           First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Beneficiary or any receiver;

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(b)           Second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole and absolute discretion may choose (subject to any applicable provisions for priority of application of payments set forth in the Credit Agreement); and

(c)           Third, to remit the remainder, if any, to the person or persons entitled to it.  Beneficiary shall have no liability for any funds which it does not actually receive.

6.7           Incorporation of Certain Nevada Covenants.  Covenants Nos. 1, 2 (full replacement value), 3, 4 (at the applicable Default Rate), 5, 6, 7 (reasonable), 8 and 9 of NRS 107.030, where not in conflict with the provisions of the Loan Documents, are hereby adopted and made a part of this Deed of Trust.  Upon any Event of Default by Trustor hereunder, Beneficiary may (a) declare all sums secured immediately due and payable without demand or notice or (b) have a receiver appointed as a matter of right without regard to the sufficiency of said property or any other security or guaranty and without any showing as required by NRS §107.100.  All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or afforded by law or equity and may be exercised concurrently, independently or successively.  The sale of said property conducted pursuant to Covenants Nos. 6, 7 and 8 of NRS §107.030 may be conducted either as to the whole of said property or in separate parcels and in such order as Trustee may determine.

7.             Miscellaneous Provisions.

7.1           Additional Provisions.  The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Deed of Trust.  The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Mortgaged Property.

7.2           No Waiver or Cure.

7.2.1        Each waiver by Beneficiary or Trustee must be in writing, and no waiver shall be construed as a continuing waiver.  No waiver shall be implied from any delay or failure by Beneficiary or Trustee to take action on account of any default of Trustor.  Consent by Beneficiary or Trustee to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary’s or Trustee’s consent to be obtained in any future or other instance.

7.2.2        If any of the events described below occurs, that event alone shall not:  cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Deed of Trust; or prejudice Beneficiary, Trustee or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien or security interest of this Deed of Trust.

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(a)           Beneficiary, its agent or a receiver takes possession of all or any part of the Mortgaged Property in the manner provided in Section 6.3.3.

(b)           Beneficiary collects and applies Rents as permitted under Sections 2.3 and 6.6 or exercises Trustor’s right, title and interest under the Leases, either with or without taking possession of all or any part of the Mortgaged Property.

(c)           Beneficiary receives and applies to any Secured Obligation proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Beneficiary under Section 5.5.

(d)           Beneficiary makes a site visit, observes the Mortgaged Property and/or conducts tests as permitted under Section 5.15.

(e)           Beneficiary receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations.

(f)            Beneficiary, Trustee or any receiver invokes any right or remedy provided under this Deed of Trust.

7.3           Powers of Beneficiary and Trustee.

7.3.1        Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense.

7.3.2        If either Beneficiary or Trustee performs any act which it is empowered or authorized to perform under this Deed of Trust, including any act permitted by Section 5.9 or Section 6.3.4, that act alone shall not release or change the personal liability of any person for the payment and performance of the Secured Obligations then outstanding, or the lien or security interest of this Deed of Trust on all or the remainder of the Mortgaged Property for full payment and performance of all outstanding Secured Obligations.  The liability of the original Trustor shall not be released or changed if Beneficiary grants any successor in interest to Trustor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation.  Beneficiary shall not be required to comply with any demand by any original Trustor that Beneficiary refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

7.3.3        Beneficiary may take any of the actions permitted under Sections 6.3.2 and/or 6.3.3 regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

7.3.4        From time to time, Beneficiary or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and

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remedies created under this Deed of Trust.  Beneficiary or Trustee may from time to time obtain orders or decrees directing, confirming or approving acts in executing this trust and enforcing these rights and remedies.

7.4           Merger.  No merger shall occur as a result of Beneficiary’s acquiring any other estate in or any other lien on or security interest in the Mortgaged Property unless Beneficiary consents to a merger in writing.

7.5           Applicable Law.  This Deed of Trust shall be governed by and construed in accordance with the Laws of the State of Nevada.

7.6           Successors in Interest.  The terms, covenants and conditions of this Deed of Trust shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties.  However, this Section 7.6 does not waive the provisions of Section 6.1.

7.7           Interpretation.

7.7.1        Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender.  The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions.  The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

7.7.2        The word “obligations” is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations.  It further includes all principal, interest, reimbursement and indemnity obligations, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions.

7.7.3        No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust.  All Exhibits and/or Schedules attached to this Deed of Trust are hereby incorporated in this Deed of Trust.

7.8           In-House Counsel Fees.  Whenever Trustor is obligated to pay or reimburse Beneficiary or Trustee for any attorneys’ fees, those fees shall include the allocated costs for services of in-house counsel.

7.9           Waiver of Marshaling.  To the extent permitted by applicable Law, Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require foreclosure sales of assets in a particular order, including any rights provided by NRS 100.040 and 100.050, as such Sections may be amended or recodified from time to time.   Each successor and assign of Trustor, including any holder of a lien or security interest subordinate to this Deed of Trust, by acceptance of its interest or lien or security interest, agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

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7.10         Severability.  Any provision in this Deed of Trust that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Deed of Trust are declared to be severable.

7.11         Notices.  Trustor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below.  That address is also the mailing address of Trustor as debtor under the Nevada Uniform Commercial Code, as amended or recodified from time to time.  Beneficiary’s address given below is the address for Beneficiary as secured party under the Nevada Uniform Commercial Code, as amended or recodified from time to time.

Notices to Trustor:	Bally Gaming, Inc.
6601 S. Bermuda Road
Las Vegas, Nevada 89119

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Notices to Beneficiary:	Bank of America, N.A.
Gaming and Leisure Industries Group
Mail Code: TX1-492-14-11
901 Main Street, 14th Floor
Dallas, TX 75202-3714
Attention: Maurice Washington, Vice President

7.12         Compliance with Missouri Gaming Laws.  Notwithstanding anything in this Agreement to the contrary, this instrument shall not, and shall not be deemed to, pledge, hypothecate, grant a security interest or any other interest in, convey, transfer or otherwise assign (a “Transfer”), in any way (i) any license issued by the Missouri Gaming Commission or any interest in a license issued by the Missouri Gaming Commission, but only to the extent that granting a security interest in any such license would violate applicable Gaming Law, (ii) any ownership interest in the capital stock or other equity interests of any Subsidiary subject to Missouri Gaming Laws (it being acknowledged that any such interest will be pledged, upon Missouri Gaming Commission approval, pursuant to the Facilities Pledge Agreement), or (iii) slot machines located or to be located in the State of Missouri.  Beneficiary acknowledges that Missouri Gaming Laws do not presently permit Beneficiary to take possession of or foreclose upon any slot machine (as defined by Title 11, Division 45, Section 10.055 of Missouri Code of State Regulations) located or to be located in the State of Missouri unless Beneficiary holds a license issued by the Missouri Gaming Commission, or possibly via a different mechanism that the Missouri Gaming Commission would find in compliance with Missouri Gaming Laws (which mechanism could include, subject to the Missouri Gaming Commission’s approval, the sale, transfer or disposition of such slot machines through or to a party holding a Class A license or a supplier’s license issued by the Missouri Gaming Commission).

7.13         Amendment and Restatement.  This Deed of Trust amends and restates in its entirety that certain Deed of Trust, with Assignment of Rents, Security Agreement and Fixture Filing dated as of September 26, 2008, executed by Trustor for the benefit of Beneficiary, recorded as Instrument No. 20081001-0002831 with the Clark County Recorder on October 1, 2008, as amended prior to the date of this Deed of Trust.

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“Trustor”

BALLY GAMING, INC.,
a Nevada corporation

By:
Name:
Title:

S-1

STATE OF                                             ,
COUNTY OF                                    , TO-WIT:

I,                                               , a notary public of said county, do hereby certify that                                                        , who signed the writing above, bearing date as of the            day of                   , 2011, for Bally Gaming, Inc., a Nevada corporation,  has this day acknowledged the said writing to be the act and deed of said corporation.

Given under my hand this                day of                         , 2011.

My commission expires:	.
Notary Public

(NOTARIAL SEAL)

This Deed of Trust prepared by: Boise A. Ding, Esq., Mayer Brown LLP, 350 South Grand Avenue, 25th Floor, Los Angeles, CA, 90071.

Exhibit A

Legal Description

Lot Two (2) Hughes Airport Center Phase III-Unit 1, as shown by map thereof on file in Book 44 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.

APN:  177-04-511-001

EXHIBIT I

AMENDED AND RESTATED PLEDGE AGREEMENT

This AMENDED AND RESTATED PLEDGE AGREEMENT (as it may from time to time be amended, restated, extended, renewed, modified or supplemented, this “Agreement”), dated as of                         , 2011, is made by Bally Technologies, Inc., a Nevada corporation (the “Borrower”), and each of the Subsidiaries listed on the signature pages hereto (each a “Grantor” and collectively, “Grantors”), jointly and severally, in favor of Bank of America, N.A., as Administrative Agent under the Credit Agreement hereafter referred to, the Lenders therein named and in favor of each of the Lenders which may hereafter become a party thereto, collectively as “Secured Party,” with reference to the following facts:

RECITALS

A.            Granters have granted security interests to the Administrative Agent under a Pledge Agreement, dated as of September 26, 2008 (the “Existing Pledge Agreement”), and desire to amend and restate the Existing Pledge Agreement pursuant to this Agreement

B.            Grantors (other than the Borrower) have guarantied the obligations of the Borrower arising under or in respect of the Amended and Restated Credit Agreement, dated as of April 15, 2011 among the Borrower, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent (as it may from time to time be amended, restated, extended, renewed, modified or supplemented, the “Credit Agreement”).  This Agreement is the Pledge Agreement referred to in the Credit Agreement and is one of the “Loan Documents” referred to in the Credit Agreement

C.            Pursuant to the Credit Agreement, the Lenders are making certain credit facilities available to the Borrower.

D.            As a condition to the availability of such credit facilities, Grantors are required to enter into this Agreement to pledge certain Pledged Collateral (as hereinafter defined) to Secured Party as herein provided.

E.             Grantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower, as the result of financial or business support which will be provided to Grantors by the Borrower.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, and pledge as follows:

1.             Definitions.  This Agreement is the Pledge Agreement referred to in the Credit Agreement and is one of the Loan Documents.  Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Credit

Agreement as though set forth herein in full.  The following terms shall have the meanings respectively set forth after each:

“Certificates” means all certificates, instruments or other documents now or hereafter representing or evidencing any Pledged Securities.

“Distributions” means dividends, distributions, redemption payments, liquidation payments, and all rights to any of the foregoing.

“Issuer” means any issuer of any Pledged Securities.

“Pledged Collateral” means any and all property of Grantors, or any of them, now or hereafter pledged and delivered to Secured Party pursuant to this Agreement, and includes without limitation (a) the Pledged Securities, and any Certificates or other written evidences representing such equity interests and any interest of Grantors, or any of them, in the entries on the books of any securities intermediary or financial intermediary pertaining thereto, (b) all proceeds and products of any of the foregoing, and (c) any and all collections, Distributions, interest or premiums with respect to any of the foregoing, provided however, that the term “Pledged Collateral” as used in this Agreement, shall not include any gaming license issued under any Gaming Law, but only to the extent that granting a security interest in any such license would violate applicable Gaming Law.

“Pledged Securities” means:  (a) any and all shares of capital stock or member or other equity interests in each of the domestic Subsidiaries listed on Schedule I hereto (each a “Domestic Subsidiary” and collectively, the “Domestic Subsidiaries”), (b) sixty-six percent (66%) of the capital stock or member or other equity interests in each of the foreign Subsidiaries that is a “controlled foreign corporation” under Section 957 of the Code and listed on Schedule I hereto (each a “Foreign Subsidiary” and collectively, the “Foreign Subsidiaries”), (c) any and all securities now or hereafter issued in substitution, exchange or replacement for any of the foregoing shares, or with respect thereto, and (d) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock or member or other equity interests in any Domestic Subsidiary or Foreign Subsidiary  (except that in no event shall more than sixty-six percent (66%) of the capital stock or member or other equity interest of any Foreign Subsidiary be pledged to Secured Party hereunder).

“Secured Party” means the Administrative Agent under the Credit Agreement, the Lenders therein named and each of the Lenders which may hereafter become a party thereto, each of the Hedge Banks, and each of the Cash Management Banks.  All rights of the Secured Party under this Agreement shall be exercised by the Administrative Agent, acting with the consent of those Lenders required by the Credit Agreement.

2.             Incorporation of Representations, Warranties, Covenants and Other Provisions of Loan Documents.  This Agreement is one of the Loan Documents referred to in the Credit Agreement.  All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are

2

fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full.  In addition, Grantors, and each of them, hereby represent and warrant to Secured Party as follows:

(a)           Subject to applicable Gaming Laws, Grantors have good and marketable title to the Pledged Collateral in which Grantors are purporting to grant a security interest to Administrative Agent on behalf of Secured Party, and the Pledged Collateral is not subject to any Lien other than Liens permitted by the Credit Agreement;

(b)           Subject only to obtaining any required approvals mandated by applicable Gaming Laws, Grantors have the right and power to pledge the Pledged Collateral owned by Grantors to Administrative Agent on behalf of Secured Party without the consent, approval or authorization of, or notice to, any Person (other than such consents, approvals, authorization or notices which have been obtained or given prior to the date hereof) and such pledge constitutes the valid, binding and enforceable obligation of Grantors, and each of them, enforceable against Grantors, and each of them, in accordance with the terms hereof and the other Loan Documents, except as enforcement may be limited by applicable Gaming Laws, Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion;

(c)           Upon delivery to Administrative Agent of the Pledged Collateral referred to in this Agreement, Administrative Agent will have a first priority perfected security interest in the Pledged Collateral securing the Obligations;

(d)           All shares of capital stock or member or other equity interest that constitute a portion of the Pledged Collateral are duly authorized, validly issued in accordance with all applicable Laws, fully paid and non-assessable, and represent one hundred percent (100%) of the issued and outstanding shares of common stock or member or other equity interest of each of the Domestic Subsidiaries and sixty-six percent (66%) of the issued and outstanding shares of common stock or member or other equity interest of each of the Foreign Subsidiaries.

3.             Creation of Security Interest.

3.1           Pledge of Pledged Collateral.  Subject to compliance with applicable Gaming Laws, Grantors hereby jointly and severally pledge to Administrative Agent on behalf of Secured Party and grant to Administrative Agent on behalf of Secured Party a security interest in and to all Pledged Collateral for the benefit of Secured Party, together with all products, proceeds, Distributions, Cash, instruments and other Property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral (provided that in no event shall more than sixty-six percent (66%) of the capital stock or member or other equity interest of any Foreign Subsidiary be pledged to Secured Party hereunder); provided, however, that the foregoing pledge and grant of a security interest shall not apply to any right, title or interest of any Grantor in any gaming or other license under any Gaming Law.  The security interest and pledge created by this Section 3.1 shall continue in effect so long as any Obligation (other than a contingent indemnification obligation) is owed to Secured Party or any

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commitment to extend credit to Grantors under the Loan Documents remains outstanding from the Lenders.

3.2           Delivery of Certain Pledged Collateral.  On or before the Effective Date, Grantors shall cause to be pledged and delivered to Administrative Agent for the benefit of Secured Party, subject to applicable Gaming Laws, the Certificates evidencing the capital stock listed on Schedule I hereto.  Following the Effective Date, subject to applicable Gaming Laws, additional Pledged Collateral may from time to time be delivered to Administrative Agent for the benefit of Secured Party by agreement between Secured Party and Grantors.  All Certificates at any time delivered to Administrative Agent for the benefit of Secured Party shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.  Administrative Agent shall hold all Certificates  pledged hereunder pursuant to this Agreement unless and until released in accordance with Section 3.3 of this Agreement.

3.3           Release of Pledged Collateral.  Pledged Collateral that is released or is required to be released from the pledge and security interest created by this Agreement in order to permit Grantors to consummate any disposition of stock or assets, merger, consolidation, amalgamation, acquisition, transfer or dividend payment or distribution that Grantors are entitled to consummate pursuant to the Loan Documents, if any, shall be so released by Administrative Agent at such times and to the extent necessary or appropriate to permit Grantors to consummate such permitted transactions promptly following Administrative Agent’s receipt of written request therefor by Grantors specifying the purpose for which release is requested and such further certificates or other documents as Administrative Agent on behalf of Secured Party reasonably shall request in its discretion to confirm that Grantors are permitted to consummate such permitted transaction and to confirm Secured Party’s replacement Lien on appropriate collateral (unless replacement collateral is not required pursuant to the Loan Documents).  Any request for any permitted release shall be transmitted to Administrative Agent on behalf of Secured Party.  Administrative Agent, at the expense of Grantors, promptly shall redeliver all Certificates and shall execute and deliver to Grantors all documents requested by Grantors that are reasonably necessary to release Pledged Collateral of record whenever Grantors shall be entitled to the release thereof in accordance with this Section 3.3.

4.             Security for Obligations.  This Agreement and the pledge and security interests granted herein secure the prompt payment, in full in cash, and full performance of the following Obligations: (1) in the case of the Borrower, all Obligations of the Borrower now or hereafter arising under or related to the Revolving Credit Facility and the Term A Facility, or either of them, or under any Secured Cash Management Agreement or Secured Hedge Agreement with any Cash Management Bank or any Hedge Bank, as applicable; and (2) in the case of the Domestic Subsidiaries, all Obligations of the Domestic Subsidiaries, or any of them, now or hereafter arising under or related to the Guaranty.

5.             Further Assurances.  Each Grantor agrees that at any time, and from time to time, at its own expense, subject to applicable Gaming Laws, such Grantor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take all further actions, including, without limitation, causing the issuers of, or obligors on any of the Pledged Collateral to so execute, deliver, file or take other actions, that may be necessary or

4

desirable, or that Secured Party reasonably may request, in order to perfect and protect any pledge or security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral.  Each Grantor hereby, but subject to applicable Gaming Laws, (a) irrevocably directs the issuers of or obligors on any such Pledged Collateral, or each securities intermediary, registrar, transfer agent or trustee for any such Pledged Collateral, to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Pledged Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Grantor or any other Person to any of such parties; and (b) covenants and agrees to transfer or reinvest any such Pledged Collateral, immediately upon Secured Party’s request, in such manner as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in such Pledged Collateral in favor of Administrative Agent on behalf of Secured Party, or the priority, control and exclusivity thereof, free of all other Liens and claims except as may be permitted by the terms hereof or of the Credit Agreement.

6.             Voting Rights; Dividends; etc.  So long as no Default or Event of Default under the Credit Agreement occurs and remains continuing:

6.1           Voting Rights.  Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement, or the other Loan Documents.

6.2           Interest and Distribution Rights.  Grantors shall be entitled to receive and to retain and use any and all interest, premiums or Distributions paid in respect of the Pledged Collateral; provided, however, that any and all such Distributions received in the form of capital stock (or other equity interest) shall be, and the Certificates representing such capital stock (or other equity interest) forthwith shall be delivered to Administrative Agent to hold as, Pledged Collateral and shall, if received by Grantors, be received in trust for the benefit of Secured Party, be segregated from the other property of Grantors, and forthwith be delivered to Administrative Agent for the benefit of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).  Notwithstanding the foregoing sentence, Grantors shall not be required to deliver to Administrative Agent to hold as Pledged Collateral any Distributions received in the form of capital stock (or other equity interest), and such Distributions shall not constitute Pledged Collateral, to the extent that (a) such capital stock (or other equity interest) represents an equity interest in a Foreign Subsidiary and (b) Secured Party’s receipt of such capital stock (or other equity interest) would cause Secured Party to obtain a pledge pursuant to this Agreement of greater than sixty-six percent (66%) of the applicable equity interest of the applicable Foreign Subsidiary.

7.             Rights During Default or Event of Default.  When a Default or Event of Default has occurred and is continuing:

5

7.1           Voting and Distribution Rights.  At the option of Secured Party, subject to applicable Gaming Laws, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 6.1 above, and to receive the interest, premiums and Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6.2 above, shall cease, and all such rights shall thereupon become vested in Administrative Agent for the benefit of Secured Party who shall thereupon, at the direction of Administrative Agent, have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such Distributions, provided, however, that Grantors’ rights to receive Distributions pursuant to Section 6.2 above shall not cease with respect to, and Secured Party shall not have the right to receive and hold as Pledged Collateral, any Distributions made in respect of the Pledged Collateral in the form of capital stock (or other equity interest), or the Certificates representing such capital stock (or other equity interest), to the extent that (a) such capital stock (or other equity interest) represents an equity interest in a Foreign Subsidiary and (b) Secured Party’s receipt of such capital stock (or other equity interest) would cause Secured Party to obtain a pledge pursuant to this Agreement of greater than sixty-six percent (66%) of the applicable equity interest of the applicable Foreign Subsidiary.  Administrative Agent shall give notice to Grantors of Secured Party’s election to exercise voting rights with respect to the Pledged Collateral; provided, however, that (i) neither the giving of such notice nor the receipt thereof by Grantors shall be a condition to exercise of any rights of Secured Party hereunder, and (ii) neither Administrative Agent nor any Lender shall incur any liability for failing to give such notice.

7.2           Distributions Held in Trust.  All Distributions which are received by Grantors contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantors, and subject to applicable Law, including Gaming Laws, forthwith shall be paid over to Administrative Agent for the account of Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

7.3           Irrevocable Proxy.  Grantors hereby jointly and severally revoke all previous proxies with regard to the Pledged Securities and, to the extent allowable under applicable Gaming Laws, appoints Administrative Agent for the benefit of Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders (or other equity holders, as applicable) of the corporations (or other entities, as applicable) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders (or other equity holders, as applicable) of such corporations (or other entities, as applicable) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if each Grantor had personally attended the meetings or had personally voted its shares (or other equity interests, as applicable) or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of a Default or Event of Default under the Credit Agreement and that such rights shall be subject to applicable Gaming Laws.  Grantors hereby jointly and severally authorize Administrative Agent, subject to the terms and conditions of applicable Gaming Laws, to substitute another Person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary or other

6

appropriate officer of the appropriate corporation or other entity as applicable.  This proxy is coupled with an interest and is irrevocable until such time as no commitment to extend credit to Grantors remains outstanding from the Lenders and until such time as all Obligations have been paid and performed in full.

8.             Transfers and Other Liens.  Subject to the terms and conditions of applicable Gaming Laws, Grantors agree that, except as specifically permitted under the Loan Documents, they will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens permitted by the Credit Agreement, or (iii) take any action with respect to the Pledged Collateral which is inconsistent with the provisions or purposes of this Agreement or any other Loan Document.

9.             Secured Party Appointed Attorney-in-Fact.  Subject to the terms and conditions of applicable Gaming Laws, each Grantor hereby irrevocably appoints Administrative Agent for the benefit of Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in Secured Party’s sole and absolute discretion to do any of the following acts or things:  (a) following Secured Party’s request thereof and such Grantor’s failure to perform, to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Pledged Collateral; (b) from and after the occurrence and during the continuance of an Event of Default to do any and every act which such Grantor is obligated to do under this Agreement; (c) following Secured Party’s request thereof and such Grantor’s failure to perform, to prepare, sign, file and record, in such Grantor’s name, any financing statement covering the Pledged Collateral; and (d) from and after the occurrence and during the continuance of an Event of Default to endorse and transfer the Pledged Collateral upon foreclosure by Secured Party; provided, however, that Administrative Agent shall be under no obligation whatsoever to take any of the foregoing actions, and neither Administrative Agent nor any Lender shall have any liability or responsibility for any act (other than Administrative Agent’s or such Lender’s own gross negligence or willful misconduct) or omission taken with respect thereto.  Each Grantor hereby agrees to repay immediately upon demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any right or taking any action under this Agreement, together with interest as provided for in the Credit Agreement.

10.           Administrative Agent May Perform Obligations. If any Grantor fails to perform any Obligation contained herein, Administrative Agent for the benefit of Secured Party may, subject to compliance with applicable Gaming Laws, but without any obligation to do so and without notice to or demand upon such Grantor, perform the same and take such other action as Secured Party may deem necessary or desirable to protect the Pledged Collateral or Secured Party’s security interests therein, Administrative Agent being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any Lien which in the reasonable judgment of Secured Party appears to be prior or superior to Secured Party’s security interests, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys’ fees.  Each Grantor hereby agrees to repay promptly upon demand all sums so expended by Secured Party, together

7

with interest from the date of expenditure at the rates provided for in the Credit Agreement.  Neither Administrative Agent nor any Lender shall be under any duty or obligation to preserve, maintain or protect the Pledged Collateral or any of such Grantor’s rights or interest therein, exercise any voting rights with respect to the Pledged Collateral, whether a Default or Event of Default has occurred or is continuing, or make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Pledged Collateral on behalf of such Grantor or any other Person having any interest therein; and neither Administrative Agent nor any Lender assumes and none shall be obligated to perform the obligations of such Grantor, if any, with respect to the Pledged Collateral.

11.           Reasonable Care.  Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially similar to that which Administrative Agent accords its own property and if the Pledged Collateral is maintained in a location not disapproved by the applicable Gaming Board, it being understood that Administrative Agent shall not have any responsibility for ascertaining or taking action with respect to maturities, calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral. Secured Party shall comply with the conditions, if any, imposed by any Gaming Board in connection with the approvals of the security interest granted hereunder by Grantors.  Secured Party shall not surrender possession of any Pledged Collateral which consists of Pledged Securities of any Subsidiary subject to Gaming Laws or holding a license issued by a Gaming Board to any Person without the prior approval of the applicable Gaming Board or as otherwise permitted by then current applicable Gaming Laws.

12.           Events of Default and Remedies.

12.1         Rights Upon Event of Default.  Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, Grantors shall be in default hereunder and Secured Party shall have in any jurisdiction where enforcement is sought, subject to compliance with applicable Gaming Laws, in addition to all other rights and remedies that Secured Party may have under this Agreement and under applicable Law or in equity, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction, and in addition, subject to compliance with applicable Gaming Laws,  the following rights and remedies, all of which may be exercised with or without further notice to Grantors:

(a)           to notify any Issuer of any Pledged Securities and any and all other obligors on any Pledged Collateral that the same has been pledged to Administrative Agent for the benefit of Secured Party and that all Distributions and other payments thereon are to be made directly and exclusively to Administrative Agent for the account of Secured Party; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the Pledged Collateral and any amounts owing thereon or any

8

guaranty or security therefor; to enter into any other agreement relating to or affecting the Pledged Collateral; and to give all consents, waivers and ratifications with respect to the Pledged Collateral and exercise all other rights (including voting rights), powers and remedies and otherwise act with respect thereto as if Secured Party were the owner thereof;

(b)           to enforce payment and prosecute any action or proceeding with respect to any and all of the Pledged Collateral and take or bring, in Secured Party’s name(s) or in the name of Grantors, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Pledged Collateral;

(c)           in accordance with applicable Law, including Gaming Laws, to take possession of the Pledged Collateral with or without judicial process;

(d)           to endorse, in the name of Grantors, all checks, notes, drafts, money orders, instruments and other evidences of payment relating to the Pledged Collateral;

(e)           to transfer any or all of the Pledged Collateral into the name of Secured Party or its nominee or nominees; and

(f)            in accordance with applicable Law, including Gaming Laws, to foreclose the Liens and security interests created under this Agreement or under any other agreement relating to the Pledged Collateral by any available judicial procedure or without judicial process, and to sell, assign or otherwise dispose of the Pledged Collateral or any part thereof, either at public or private sale or at any broker’s board or securities exchange, in lots or in bulk, for cash, on credit or on future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at the sole option of and in the sole discretion of Secured Party.

12.2         Sales.  Subject to compliance with applicable Gaming Laws, any sale of the Pledged Collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole and absolute discretion.  Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the Pledged Collateral.  Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given.  Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

12.3         Private Sales.  Subject to compliance with applicable Gaming Laws, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under

9

such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted.  Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof.  In the event that any of the Pledged Collateral is sold at private sale, each Grantor agrees that if the Pledged Collateral is sold for a price which Secured Party in good faith believes to be reasonable, then, (A) the sale shall be deemed to be commercially reasonable in all respects, (B) such Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (C) Secured Party shall not incur any liability or responsibility to such Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.  Grantors recognize that a ready market may not exist for Pledged Collateral which is not regularly traded on a recognized securities exchange or in another recognized market, and that a sale by Secured Party of any such Pledged Collateral for an amount substantially less than a pro rata share of the fair market value of such Issuer’s assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Collateral or Pledged Collateral that is privately traded.

12.4         Title of Purchasers.  Subject to compliance with applicable Gaming Laws, upon consummation of any sale of Pledged Collateral pursuant to this Section 12, Administrative Agent on behalf of Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold.  Each such purchaser at any such sale shall hold the Pledged Collateral sold absolutely free from any claim or right on the part of Grantors, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted.  If the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Secured Party, and any Pledged Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof.  Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Pledged Collateral so sold, and, in case of any such failure, the Pledged Collateral may be sold again upon like notice.

12.5         Disposition of Proceeds of Sale.  The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Pledged Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys’ fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Pledged Collateral, and the like; second, to the satisfaction of all Obligations, with application as to any particular Obligations to be in the order set forth in the Credit Agreement or other Loan Documents; and, third, to all other indebtedness secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine.

12.6         Compliance with Missouri Gaming Laws.

(a)           For the purposes of this Agreement “Missouri Gaming Laws” shall mean the statutes, regulations and law governing licensed riverboat gaming in the State of

10

Missouri, including without limitation, Chapter 313, RSMo, and 11 CSR Division 45, as the same may be amended from time to time; “Missouri Gaming Subsidiary” means any Subsidiary of any Grantor subject to the Missouri Gaming Laws; “Missouri Pledged Securities” means Pledged Securities which are issued by any Missouri Gaming Subsidiary.

(b)           Notwithstanding anything to the contrary in this Security Agreement, (i) the pledge of and grant of a security interest in the Missouri Pledged Securities herein, the Secured Party’s rights and remedies with respect to such Missouri Pledged Securities, the enforcement of the Secured Party’s rights and remedies with respect to the Missouri Pledged Securities and the other terms of this Agreement affecting the Missouri Pledged Securities and any Missouri Gaming Subsidiary are subject to the Missouri Gaming Laws; (ii) the ownership interests evidenced by the Missouri Pledged Securities may not be transferred in any way pursuant to this Agreement or any other pledge, hypothecation or security interest without separate notice to the Missouri Gaming commission or other applicable Gaming Board at least thirty (30) days prior to such transfer or as otherwise permitted by then current applicable Gaming Laws.  The Secured Party acknowledges (x) that upon such transfer, or upon Secured Party having the power to vote any ownership interest in any Missouri Gaming Subsidiary, any license granted by the Missouri Gaming Commission shall be null and void unless the Missouri Gaming Commission or other applicable Gaming board has approved such transfer by vote of the commissioners; and (y) that only persons and entities licensed by the Missouri Gaming Commission are permitted to operate riverboat gaming facilities in Missouri or are permitted to supply, sell and transfer gaming equipment and slot machines in Missouri.

13.           Continuing Effect.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantors for liquidation or reorganization, should Grantors become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantors’ assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Administrative Agent or any Lender, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14.           Covenant Not to Issue Uncertificated Securities.  Except as set forth on Schedule II attached hereto, Grantors jointly and severally represent and warrant to Secured Party that, as of the date hereof, all of the capital stock (or other equity interests) of each of the Issuers is in certificated form (as defined in Article 8 of the New York Uniform Commercial Code), and, subject to compliance with applicable Gaming Laws, covenant to Secured Party that they will not, without prior written notice to the Administrative Agent, cause or permit (i) any Issuer not listed on or added to Schedule II hereto to convert all or any part of its existing capital stock (or other equity interest) into uncertificated form (as defined in Article 8 of the New York Uniform Commercial Code) or (ii) any Issuer to convert all or any part of its existing capital stock (or

11

other equity interest) that is in uncertificated form (as defined in Article 8 of the New York Uniform Commercial Code) to certificated form (as defined in Article 8 of the New York Uniform Commercial Code).  The foregoing representations, warranties and covenants shall survive the execution and delivery of this Agreement.

15.           Covenant Not to Dilute Interests of Secured Party in Pledged Securities.  Grantors jointly and severally represent, warrant and covenant to Secured Party that they will not at any time cause or permit any Issuer to issue any additional capital stock (or other equity interest), or any warrants, options or other rights to acquire any additional capital stock (or other equity interest), if the effect thereof would be to dilute in any way the interests of Secured Party in any Pledged Securities or in any Issuer.

16.           Indemnity.  Grantors jointly and severally agree to indemnify and hold harmless Secured Party, and each of them, from and against any and all claims, demands, losses, judgments and liabilities (including without limitation liabilities for penalties) of whatsoever kind or nature, and to reimburse Secured Party for all costs and expenses, including without limitation reasonable attorneys’ fees and expenses and/or costs and expenses associated with, arising out of or in connection with this Agreement or the exercise by Secured Party of any right or remedy granted to it hereunder or under the other Loan Documents other than arising from the gross negligence or willful misconduct of Secured Party.  In no event shall Secured Party be liable for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof.  If and to the extent that the agreements of Grantors under this Section 16 are unenforceable for any reason, Grantors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

17.           GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND IN ACCORDANCE WITH APPLICABLE GAMING LAWS INCLUDING MISSOURI GAMING LAWS.

18.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

19.           Additional Powers and Authorization.   The Administrative Agent has been appointed as the Administrative Agent hereunder pursuant to the Credit Agreement and shall be entitled to the benefits of the Credit Agreement and the other Loan Documents.  Notwithstanding anything contained herein to the contrary, the Administrative Agent may employ agents, trustees, or attorneys-in-fact and, subject to compliance with applicable Gaming Laws, may vest any of them with any property (including, without limitation, the Pledged Collateral), title, right or power deemed necessary for the purposes of such appointment.

20.           WAIVER OF JURY TRIAL.  EACH GRANTOR AND SECURED PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR

12

INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH GRANTOR AND SECURED PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY GRANTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21.           CONSENT TO JURISDICTION; CHOICE OF FORUM.

(A)          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR.  EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(B)           EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN

13

DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[Remainder of page intentionally left blank.  Signature page to follow.]

14

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed as of the date first above written.

“Grantors”

BALLY TECHNOLOGIES, INC.,
a Nevada corporation

By:
Name:
Title:

ARCADE PLANET, INC.,
a California corporation

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

ALLIANCE HOLDING COMPANY,
a Nevada corporation

BALLY GAMING, INC.,
a Nevada corporation

SIERRA DESIGN GROUP,
a Nevada corporation

CASINO ELECTRONICS, INC.,
a Nevada corporation

FOREIGN GAMING VENTURES, INC.,
a Nevada corporation

UNITED GAMING RAINBOW,
a Nevada corporation

COMPUDIGM SERVICES, INC.,
a Nevada corporation

By:
Name:
Title:

S-1

CMS, LLC,
a Mississippi limited liability company

By: BALLY GAMING, INC , the Sole
Member of CMS, LLC

ARCADE PRIZES, LLC,
a Nevada limited liability company

By: ARCADE PLANET, INC., the Sole
Member of ARCADE PRIZES, LLC

BALLY GAMING GP, LLC,
a Nevada limited liability company

By: BALLY GAMING, INC., the Sole
Member of BALLY GAMING GP, LLC

BALLY GAMING LP, LLC,
a Nevada limited liability company

By: BALLY GAMING, INC., the Sole
Member of BALLY GAMING LP, LLC

BALLY GAMING SERVICES, LLC,
a Nevada limited liability gaming company

By: B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V., the Sole Member of BALLY GAMING SERVICES, LLC

By: BALLY GAMING, INC., the Managing Member of B.G.I. GAMING & SYSTEMS, S. DE R.L. DE C.V.

By:
Name:
Title:

Address for Grantors:
c/o Bally Technologies, Inc.
6601 South Bermuda Road
Las Vegas, Nevada 89119

S-2

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

“Secured Party”

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders

By:
Name:
Title:

S-3

SCHEDULE I

CLOSING DATE EQUITY INTERESTS

Issuer of Capital Stock or Other Equity Interest	Class of Interest	Certificate No(s).	Number of Shares	Percentage of Ownership

Sch.-1

SCHEDULE II

UNCERTIFICATED EQUITY INTERESTS

Sch.-2